UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04087

Manning & Napier Fund, Inc.

(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY 14450

(Address of principal executive offices) (Zip Code)

B. Reuben Auspitz 290 Woodcliff Drive, Fairport, NY 14450

(Name and address of agent for service)

Registrant’s telephone number, including area code: 585-325-6880

Date of fiscal year end: December 31, 2009

Date of reporting period: January 1, 2009 through December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Over the past twelve months, investor sentiment has moved rather quickly from extreme pessimism to guarded optimism. Volatility continued into the first quarter of 2009, with broad equity markets down more than 10%. After hitting a low point in late March, both domestic and foreign stock markets turned upwards rather dramatically, posting 40% to 60% returns off their lows through the end of the year.

While this turnaround has not been enough to fully offset losses experienced during the current bear market, recent returns indicate that market participants appear more confident in an economic rebound. For the twelve months ended December 31, 2009, the S&P 500 Total Return Index returned 26.50% while the S&P 500 Health Care Index earned 19.77%.

The Life Sciences Series significantly outpaced both the broad market and its sector-specific benchmark, with a total return of 51.79% during 2009. More importantly, the Series continues to have a strong track record relative to the broad market and the sector-specific benchmark over the current market cycle, which includes both a bull and a bear market. Over this current cycle, the Life Sciences Series has earned an annualized return of 9.24% relative to the 6.52% return of the S&P 500 Index and the 4.71% return of the S&P 500 Health Care Index.

As equity market volatility heightened during the last quarter of 2008 and first quarter of 2009, our Profile strategy identified several companies with strong competitive advantages and growth drivers that we believed to be largely unrelated to the health of the overall economy. Severe market declines had pushed the price of many of these companies to extremely low levels relative to our growth expectations. As a result, the Series shifted assets away from smaller capitalization companies and into mid and larger capitalization companies in the diagnostics, life science tools and health care information technology industries. This shift contributed materially to the Series’ out-performance relative to the broad market and the Health Care sector during 2009.

During the latter half of 2009, the Series initiated positions in managed care organizations, which also benefited returns as some of the uncertainty regarding health care reform waned towards the end of 2009. Overall, the Series continues to focus on companies whose products are likely to improve the quality of health care while increasing efficiency in the delivery of care. As of year end, the Series’ largest industry weightings were to health care equipment and supplies and health care providers and services.

From a macro perspective, the current environment remains challenging. On the one hand, more encouraging pockets of optimism have been found in the housing and manufacturing sectors, and while the unemployment rate continues to move higher, there are subtle signs of improvement in the U.S. labor markets. On the other hand, macro-economic challenges remain in the face of a growing government deficit, continued easy monetary policy, a debt-burdened U.S. consumer and widespread inflation concerns.

We recognize that solving yesterday’s problems may create new and different macro-economic challenges. Our approach has always been to remain cognizant of macro-economic conditions, but to allow company-specific factors to drive our investment decisions. In an environment like today, the very uncertainty that makes investors cautious can also create attractively priced investment opportunities for long-term investors. We will continue to seek out such opportunities as the next phase of this market and economic cycle unfolds.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of December 31, 2009 (unaudited)

	Average Annual Total Returns As of December 31, 2009
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Life Sciences Series[2]	51.79%	5.72%	11.70%	12.36%
Standard & Poor’s (S&P) 500 Total Return Index[3]	26.50%	0.43%	-0.94%	-0.23%
Standard & Poor’s (S&P) 500 Health Care Index[3]	19.77%	2.58%	2.67%	1.55%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Life Sciences Series for the ten years ended December 31, 2009 to the S&P 500 Total Return Index and the S&P 500 Health Care Index.

1Performance numbers for the Series and Indices are calculated from November 5, 1999, the Series’ current activation date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2009, this net expense ratio was 1.11%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.12% for the year ended December 31, 2009.

3The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The S&P 500 Health Care Index, a sub-index of the S&P 500 Total Return Index, includes the stocks of companies involved in the business of health care related products and services. Both Indices’ returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09
Actual	$1,000.00	$1,261.60	$6.27
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition as of December 31, 2009 (unaudited)

Sector Allocation1

1As a percentage of net assets.

Top Ten Stock Holdings2

Inverness Medical Innovations, Inc.	5.1%	Celera Corp.	4.4%
WellPoint, Inc.	4.7%	UnitedHealth Group, Inc.	4.3%
Sonic Healthcare Ltd. (Australia)	4.6%	Eclipsys Corp.	4.1%
CIGNA Corp.	4.6%	DENTSPLY International, Inc.	4.0%
Aetna, Inc.	4.5%	Gen-Probe, Inc.	3.9%

2As a percentage of total investments.

4

Investment Portfolio - December 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS - 98.0%

Financials - 0.0%**
Insurance - 0.0%**
Avalon HealthCare Holdings, Inc.*[1,2,3,4]	38,359	$9,590

Health Care - 98.0%
Biotechnology - 6.9%
Celera Corp.*	1,731,750	11,966,393
Emergent Biosolutions, Inc.*	338,000	4,593,420
Sinovac Biotech Ltd. (China)*	356,800	2,258,544

		18,818,357

Health Care Equipment & Supplies - 47.8%
Abaxis, Inc.*	169,280	4,325,104
Cochlear Ltd. (Australia)	141,230	8,762,176
Covidien plc (Ireland)	148,601	7,116,502
DENTSPLY International, Inc.	307,000	10,797,190
Dexcom, Inc.*	575,000	4,646,000
Gen-Probe, Inc.*	246,000	10,553,400
Hologic, Inc.*	310,000	4,495,000
Inverness Medical Innovations, Inc.*	216,000	8,966,160
Inverness Medical Innovations, Inc.*[3,5]	122,000	5,064,220
Micrus Endovascular Corp.*	199,194	2,989,902
Mindray Medical International Ltd. - ADR (China)	258,230	8,759,161
Nobel Biocare Holding AG (Switzerland)	242,000	8,136,459
OraSure Technologies, Inc.*	1,275,551	6,479,799
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)	1,708,000	5,705,523
Sirona Dental Systems, Inc.*	223,000	7,078,020
Straumann Holding AG (Switzerland)	32,717	9,251,025
Teleflex, Inc	98,100	5,286,609
Thoratec Corp.*	95,000	2,557,400
Zoll Medical Corp.*	355,000	9,485,600

		130,455,250

Health Care Providers & Services - 32.6%
Aetna, Inc	387,000	12,267,900
AMN Healthcare Services, Inc.*	433,600	3,928,416
Bio-Reference Laboratories, Inc.*	140,000	5,486,600
CIGNA Corp.	354,000	12,485,580
Cross Country Healthcare, Inc.*	84,300	835,413
Diagnosticos da America S.A. (Brazil)	193,000	6,317,674
Sonic Healthcare Ltd. (Australia)	910,000	12,563,505
UnitedHealth Group, Inc.	389,000	11,856,720
VCA Antech, Inc.*	414,000	10,316,880

5	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Providers & Services (continued)
WellPoint, Inc.*	220,000	$12,823,800

		88,882,488

Health Care Technology - 6.1%
Allscripts - Misys Healthcare Solutions, Inc.*	277,000	5,603,710
Eclipsys Corp.*	603,000	11,167,560

		16,771,270

Life Sciences Tools & Services - 4.6%
Caliper Life Sciences, Inc.*	2,578,423	6,626,547
ICON plc - ADR (Ireland)*	277,880	6,038,333

		12,664,880

Total Health Care		267,592,245

TOTAL COMMON STOCKS (Identified Cost $233,586,947)		267,601,835

PREFERRED STOCKS - 0.1%
Financials - 0.1%
Insurance - 0.1%
Avalon HealthCare Holdings, Inc. - Series D*[2,3,4,6] (Identified Cost $2,312,500)	925,000	231,250

WARRANTS - 0.0%**

Financials - 0.0%**
Insurance - 0.0%**
Avalon HealthCare Holdings, Inc., 2/27/2014[2,3,4,7]	38,359	383

Health Care - 0.0%**
Life Sciences Tools & Services - 0.0%**
Caliper Life Sciences, Inc., 8/15/2010[3,4,8]	285,000	27,766
Caliper Life Sciences, Inc., 8/10/2011	401,109	16,446

Total Health Care		44,212

TOTAL WARRANTS (Identified Cost $560,760)		44,595

The accompanying notes are an integral part of the financial statements.	6

Investment Portfolio - December 31, 2009

	Shares	Value (Note 2)

SHORT-TERM INVESTMENTS - 2.0%
Dreyfus Cash Management, Inc. - Institutional Shares[9] , 0.07%, (Identified Cost $5,319,436)	5,319,436	$5,319,436

TOTAL INVESTMENTS - 100.1% (Identified Cost $241,779,643)		273,197,116

LIABILITIES, LESS OTHER ASSETS - (0.1%)		(253,153)

NET ASSETS - 100%		$272,943,963

ADR - American Depository Receipt

*Non - income producing security

**Less than 0.1%

1This security was acquired on February 27, 2009 at a cost of $76,718 ($2.00 per share) and has been determined to be illiquid under guidelines established by the Board of Directors (see Note 2 to the financial statements).

2Affiliated company as defined by the Investment Company Act of 1940 (see Note 2 to the financial statements).

3Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities amount to $5,333,209, or 2.0% of the Series’ net assets as of December 31, 2009 (see Note 2 to the financial statements).

4Security has been valued at fair value (see Note 2 to the financial statements).

5This security was acquired on February 3, 2006 at a cost of $2,978,020 ($24.41 per share) and has been determined to be liquid under guidelines established by the Board of Directors (see Note 2 to the financial statements).

6This security was acquired on June 22, 2007 at a cost of $2,312,500 ($2.50 per share) and has been determined to be illiquid under guidelines established by the Board of Directors (see Note 2 to the financial statements).

7This security was acquired on February 27, 2009 at a cost of $19,180 ($0.50 per warrant) and has been determined to be illiquid under guidelines established by the Board of Directors (see Note 2 to the financial statements).

8This security was acquired on August 11, 2005 at a cost of $365,484 ($1.28 per warrant) and has been determined to be illiquid under guidelines established by the Board of Directors (see Note 2 to the financial statements).

9Rate shown is the current yield as of December 31, 2009.

7	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

December 31, 2009

ASSETS:

Investments, at value (identified cost $241,779,643) (Note 2)	$273,197,116
Receivable for fund shares sold	252,764
Foreign tax reclaims receivable	58,841
Dividends receivable	54,951

TOTAL ASSETS	273,563,672

LIABILITIES:

Accrued management fees (Note 3)	227,911
Accrued fund accounting and transfer agent fees (Note 3)	15,041
Accrued directors’ fees (Note 3)	3,142
Accrued Chief Compliance Officer service fees (Note 3)	476
Payable for fund shares repurchased	323,092
Audit fees payable	32,522
Other payables and accrued expenses	17,525

TOTAL LIABILITIES	619,709

TOTAL NET ASSETS	$272,943,963

NET ASSETS CONSIST OF:

Capital stock	$257,173
Additional paid-in-capital	280,487,746
Accumulated net realized loss on investments, foreign currency, written options and translation of other assets and liabilities	(39,222,136)
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	31,421,180

TOTAL NET ASSETS	$272,943,963

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS A ($272,943,963/25,717,294 shares)	$10.61

The accompanying notes are an integral part of the financial statements.	8

Statement of Operations

For the Year Ended December 31, 2009

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $91,832)	$1,219,505
Interest	7,624

Total Investment Income	1,227,129

EXPENSES:

Management fees (Note 3)	2,180,949
Fund accounting and transfer agent fees (Note 3)	123,034
Directors’ fees (Note 3)	12,849
Chief Compliance Officer service fees (Note 3)	3,729
Custodian fees	31,650
Miscellaneous	80,483

Total Expenses	2,432,694
Less reduction of expenses (Note 3)	(1,805)

Net Expenses	2,430,889

NET INVESTMENT LOSS	(1,203,760)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on -
Investments	(3,767,101)
Foreign currency, written options and translation of other assets and liabilities	10,157

(3,756,944)

Net change in unrealized appreciation (depreciation) on -
Investments	99,100,994
Foreign currency and translation of other assets and liabilities	4,599

99,105,593

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	95,348,649

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$94,144,889

9	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended 12/31/09	For the Year Ended 12/31/08

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment loss	$(1,203,760)	$(1,595,292)
Net realized loss on investments, foreign currency and written options	(3,756,944)	(34,579,191)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	99,105,593	(81,007,463)

Net increase (decrease) from operations	94,144,889	(117,181,946)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net realized gain on investments	—	(2,894,633)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(3,905,204)	3,111,722

Net increase (decrease) in net assets	90,239,685	(116,964,857)

NET ASSETS:

Beginning of year	182,704,278	299,669,135

End of year (including undistributed net investment income (loss) of $0 and $0, respectively)	$272,943,963	$182,704,278

The accompanying notes are an integral part of the financial statements.	10

Financial Highlights

		For the Years Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$6.99	$11.54	$11.41	$12.10	$11.89

Income (loss) from investment operations:
Net investment loss	(0.05)[1]	(0.06)	(0.08)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	3.67	(4.38)	1.25	1.56	1.71

Total from investment operations	3.62	(4.44)	1.17	1.51	1.67

Less distributions to shareholders:
From net realized gain on investments	—	(0.11)	(1.04)	(2.20)	(1.46)

Net asset value - End of year	$10.61	$6.99	$11.54	$11.41	$12.10

Net assets - End of year (000’s omitted)	$272,944	$182,704	$299,669	$233,072	$221,302

Total return[2]	51.79%	(38.77%)	10.62%	12.52%	14.16%
Ratios (to average net assets)/ Supplemental Data:
Expenses	1.11%*	1.12%	1.12%	1.14%	1.17%
Net investment loss	(0.55%)	(0.65%)	(0.75%)	(0.51%)	(0.32%)
Portfolio turnover	95%	94%	95%	93%	110%

*The investment advisor did not impose all or a portion of its CCO fees, fund accounting and transfer agent fees during the year ended 12/31/09. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by 0.01%.

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the year ended December 31, 2009.

11	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

Life Sciences Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies in the life sciences industry.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). On November 5, 1999, the Series resumed sales of shares to advisory clients and employees of the Advisor and its affiliates. On May 1, 2001, the Series began offering shares directly to investors. Previously, the Series was available from time to time to advisory clients and employees of the Advisor. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2009, 4.6 billion shares have been designated in total among 29 series, of which 100 million have been designated as Life Sciences Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, exchange-traded funds, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

12

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2009 in valuing the Series’ assets or liabilities carried at market value:

Description:	12/31/09	Level 1	Level 2	Level 3

Equity securities*	$267,646,430	$267,608,691	$—	$37,739
Preferred securities	231,250	—	—	231,250
Debt securities	—	—		—
Mutual funds	5,319,436	5,319,436	—	—
Other financial instruments**	—	—	—	—

Total	$273,197,116	$272,928,127	$—	$268,989

*Includes common stock, warrants and rights. Please see the Investment Portfolio for industry classification.

**Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/ depreciation on the instrument. As of December 31, 2009, the Series did not hold any derivative instruments.

Level 3 reconciliation	Equity Securities	Preferred Securities

Balance as of 12/31/08	$61,387	$1,850,000
Realized gain/loss	—	—
Change in unrealized appreciation (depreciation)***	(119,546)	(1,618,750)
Net purchases (sales)	95,898	—
Transfers in and/or out of Level 3	—	—

Balance as of 12/31/09	$37,739	$231,250

***The change in unrealized appreciation (depreciation) on securities still held at December 31, 2009 was $(1,738,296), which is included in the related net change in unrealized appreciation/depreciation on the Statement of Operations.

Interim and annual reporting periods beginning after December 15, 2009 will require additional disclosure regarding transfers in and/or out of Level 1 and 2. Additional disclosure surrounding the activity in Level 3 fair value measurement will also be effective for fiscal years beginning after December 15, 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

13

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. As of December 31, 2009, the aggregate value of securities deemed illiquid was $268,989, representing 0.10% of the Series’ net assets.

Affiliated Companies

The 1940 Act defines “affiliated companies” to include securities in which a series owns 5% or more of the outstanding voting securities of the issuer. The following transactions were effected in shares of Avalon HealthCare Holdings, Inc. - Series D, Avalon HealthCare Holdings, Inc., and Avalon HealthCare Holdings, Inc. - Warrants 2/27/2014 for the year ended December 31, 2009:

14

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Affiliated Companies (continued)

Name of Issuer	Number of Shares Held as of 12/31/08	Gross Additions	Gross Reductions	Number of Shares Held as of 12/31/09	Value as of 12/31/09	Investment Income	Realized Gain
Avalon HealthCare Holdings, Inc. - Series D	925,000	—	—	925,000	$231,250	$—	$—
Avalon HealthCare Holdings, Inc.	—	38,359	—	38,359	$9,590	$—	$—
Avalon HealthCare Holdings, Inc. - Warrants 2/27/2014	—	38,359	—	38,359	$383	$—	$—

The Chairman and CEO of Alsius Corp. serves as a director of the Fund. Therefore, Alsius Corp. (formerly Ithaka Acquisition Corp.) is considered an “affiliated company”, as defined in the 1940 Act. The following transactions were effected in shares of Alsius Corp. for the year ended December 31, 2009:

Name of Issuer	Number of Shares Held as of 12/31/08	Gross Additions	Gross Reductions	Number of Shares Held as of 12/31/09	Value as of 12/31/09	Investment Income	Realized Loss
Alsius Corp.	196,317	—	196,317	—	$—	$—	$480,592

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2009, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2006 through December 31, 2009. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

15

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services through November 7, 2009, the Fund paid the Advisor an annual fee of 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense. Prior to October 12, 2009 (for sub-accountant) and November 9, 2009 (for sub-transfer agent) the Advisor had an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi served as sub-accountant

16

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

and sub-transfer agent. The Advisor voluntarily agreed to waive a portion of the fund accounting and transfer agent fees and the Chief Compliance Officer service fees for the period March 1, 2009 to April 30, 2009. Accordingly, the Advisor waived fees of $1,805, which is included as a reduction of expenses on the Statement of Operations.

The Advisor has entered into agreements dated October 12, 2009 and November 9, 2009 with PNC Global Investment Servicing (“PNCGIS”) under which PNCGIS serves as sub-accountant services agent and sub-transfer agent, respectively. Effective November 7, 2009 under the amended master services agreement, the Fund pays the Advisor an annual fee of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Additionally, certain transaction-, account-, and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2009, purchases and sales of securities, other than United States Government securities and short-term securities, were $196,069,318 and $203,514,833, respectively. There were no purchases or sales of United States Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Life Sciences Series were:

	For the Year Ended 12/31/09		For the Year Ended 12/31/08
	Shares	Amount	Shares	Amount

Sold	3,589,547	$27,786,051	2,823,006	$26,015,765
Reinvested	—	—	282,518	2,867,564
Repurchased	(4,015,779)	(31,691,255)	(2,924,235)	(25,771,607)

Total	(426,232)	$(3,905,204)	181,289	$3,111,722

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes; the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivatives counterparties failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series during the year ended December 31, 2009, except for the options contracts as detailed below.

17

Notes to Financial Statements

6.	FINANCIAL INSTRUMENTS (continued)

The Series may write (sell) or buy call or put options on securities and other financial instruments. When the Series writes a call, the Series gives the purchaser the right to buy the underlying security from the Series at the price specified in the option contract (the “exercise price”) at any time during the option period. The Series may write call options as a means of protecting its assets against market declines, and in an attempt to earn additional income. When the Series writes a put option, the Series gives the purchaser the right to sell to the Series the underlying security at the exercise price at any time during the option period. The Series may write put options on national securities exchanges to obtain, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Series will only write options on a “covered basis.” This means that the Series will own the underlying security when the Series writes a call or the Series will put aside cash, U.S. Government securities, or other liquid assets in an amount not less than the exercise price at all times the put option is outstanding.

When the Series writes an option, an amount equal to the premium received is reflected as a liability and is subsequently marked-to-market to reflect the current market value of the option. The Series, as a writer of an option, has no control over whether the underlying security or financial instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. There is a risk that the Series may not be able to enter into a closing transaction because of an illiquid market.

The Series may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by the Series for the purchase of an option is reflected as an investment and subsequently marked-to-market to reflect the current market value of the option. The risk associated with purchasing options is limited to the premium paid.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). Any realized gain or loss recognized and any change in unrealized appreciation or depreciation from options are reported separately on the Statement of Operations.

The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered.

18

Notes to Financial Statements

6.	FINANCIAL INSTRUMENTS (continued)

A summary of obligations for written option contracts for the year ended December 31, 2009 is as follows:.

	Put Options		Call Options
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received

Balance at December 31, 2008	—	$—	—	$—
Options written during 2009	3,247	112,899	2,500	551,889
Options exercised during 2009	(3,247)	(112,899)	(2,500)	(551,889)

Balance at December 31, 2009	—	$—	—	$—

No options were held at the beginning of the year, and all options entered into during the year were subsequently exercised prior to December 31, 2009. Accordingly, due to the accounting treatment stated above, there is no impact to the Statement of Assets and Liabilities as of December 31, 2009 or to the Statement of Operations for the year ended December 31, 2009.

The Series’ options contracts held during the year ended December 31, 2009 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	LIFE SCIENCES SECURITIES

The Series may focus its investments in certain related life sciences industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

9.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including net operating losses, foreign currency gains and losses, losses deferred due to wash sales and Post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

19

Notes to Financial Statements

9.	FEDERAL INCOME TAX INFORMATION (continued)

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/09	For the Year Ended 12/31/08
Ordinary income	$—	$1,967,508
Long-term capital gains	—	927,125

At December 31, 2009, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$243,282,433
Unrealized appreciation	$43,884,337
Unrealized depreciation	(13,969,654)

Net unrealized appreciation	$29,914,683
Capital loss carryover	37,719,346

The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire as follows:

Loss Carryover	Expiration Date
$33,158,704	December 31, 2016
$4,560,642	December 31, 2017

10.	SUBSEQUENT EVENTS

On February 2, 2010, The PNC Financial Services Group, Inc. (“PNC”), which serves as the Series’ sub-accountant services agent and sub-transfer agent, entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with The Bank of New York Mellon Corporation (“BNY Mellon”), the Series’ custodian. Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC will sell to BNY Mellon (the “Stock Sale”) 100% of the issued and outstanding shares of PNC Global Investment Servicing Inc., an indirect, wholly-owned subsidiary of PNC. The Stock Sale is expected to close in the third quarter of 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through February 23, 2010, the date the financial statements were issued.

20

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Life Sciences Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Life Sciences Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

Columbus, Ohio

February 23, 2010

21

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on December 7, 2009, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2009 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 23 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle periods relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 13 of the 26 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

22

Renewal of Investment Advisory Agreement (unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Global Fixed Income Series and the Target Series Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

23

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:

Executive Vice President; Co-Executive Director; Executive Group

Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.

Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004 - 2008; Director 1995 - 2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995-2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:

Partnership for New York City, Inc. (non-profit)

New York Collegium (non-profit)

Boston Early Music Festival (non-profit)

Amherst Early Music, Inc. (non-profit)

Gotham Early Music Scene, Inc. (non-profit)

24

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member,
PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Incyte Corp.
ViroPharma, Inc.
WebMD
Cheyne Capital International
MPM Bio-equities
GMP Companies
HoustonPharma
Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Managing Partner, Aegis Investment Partners, LLC (investments)
since 2006; Founder and Managing Partner (2004-2005) - Village
Markets, LLC (groceries)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Pictometry International Corp.

25

Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member** since 2003, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since
2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since
1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money
Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since
2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

26

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Over the past twelve months, investor sentiment has moved rather quickly from extreme pessimism to guarded optimism. Volatility continued into the first quarter of 2009, with small cap stocks down nearly 15%. After hitting a low point in late March, broad domestic and foreign stock markets turned upwards rather dramatically, and small cap stocks in particular rose nearly 50% off their lows through the end of the year.

While this turnaround has not been enough to fully offset losses experienced during the current bear market, recent returns indicate that market participants appear more confident in an economic rebound. The Russell 2000® Index earned a return of 27.17% during 2009. The Small Cap Series meaningfully out-performed the Russell 2000® Index, with a return of 48.39% during 2009.

As equity market volatility heightened during the last quarter of 2008 and first quarter of 2009, the Series made a number of portfolio adjustments. Specifically, the Series reduced the number of overall positions to focus on the most financially stable companies with strong competitive positions in an effort to reduce volatility. Also, the Series was able to take advantage of severe market volatility early in the year to invest in previously larger capitalization companies whose price declines pushed them into the small capitalization space.

The Series added to holdings in the Healthcare and Technology sectors, which contributed to the Series’ out-performance during 2009. During the year, the Series also invested in a number of industries that were suffering from weak demand and low returns, such as airlines, trucking and energy. Using our Hurdle Rate strategy, which seeks out the strongest positioned companies in cyclically declining industries, these investments paid off as investors began to sense the beginning of an economic rebound. Lastly, the Series also benefited from a small allocation to the Financial Services sector, which was the worst performing sector for the year.

From a macro perspective, the current environment remains challenging. On the one hand, more encouraging pockets of optimism have been found in the housing and manufacturing sectors, and while the unemployment rate continues to move higher, there are subtle signs of improvement in the U.S. labor markets. On the other hand, macro-economic challenges remain in the face of a growing government deficit, continued easy monetary policy, a debt-burdened U.S. consumer and widespread inflation concerns.

We recognize that solving yesterday’s problems may create new and different macro-economic challenges. Our approach has always been to remain cognizant of macro-economic conditions, but to allow company-specific factors to drive our investment decisions. In an environment like today, the very uncertainty that makes investors cautious can also create attractively priced investment opportunities for long-term investors. Over the past year, many of these opportunities have been represented by high quality growth companies and well-positioned companies in cyclical industries that are experiencing supply responses to lower demand. We will continue to seek out such opportunities as the next phase of this market and economic cycle unfolds.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of December 31, 2009 (unaudited)

	Average Annual Total Returns As of December 31, 2009
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Small Cap Series[2]	48.39%	-2.21%	5.03%	6.73%
Standard & Poor’s (S&P) 500 Total Return Index[3]	26.50%	0.43%	-0.94%	7.88%
Russell 2000® Index[3]	27.17%	0.51%	3.51%	8.27%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Small Cap Series for the ten years ended December 31, 2009 to the S&P 500 Total Return Index and the Russell 2000® Index.

1Performance numbers for the Series and Indices are calculated from April 30, 1992, the Series’ current activation date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2009, this net expense ratio was 1.15%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.15% for the year ended December 31, 2009.

3The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends. The Russell 2000® Index is an unmanaged index that consists of 2,000 U.S. small-capitalization stocks. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09
Actual	$1,000.00	$1,215.50	$6.37
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.14%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition as of December 31, 2009 (unaudited)

Sector Allocation1

1As a percentage of net assets.

Market Capitalization

Average	$1,833 Million
Median	1,603 Million
Weighted Average	1,804 Million

Top Ten Stock Holdings2

Dick’s Sporting Goods, Inc.	3.2%
Diagnosticos da America S.A. (Brazil)	3.0%
Calgon Carbon Corp.	3.0%
AirTran Holdings, Inc.	2.7%
Tomra Systems ASA (Norway)	2.7%
Blue Coat Systems, Inc.	2.7%
Zoll Medical Corp.	2.5%
PerkinElmer, Inc.	2.4%
BJ’s Wholesale Club, Inc.	2.3%
Inverness Medical Innovations, Inc.	2.3%

2As a percentage of total investments.

4

Investment Portfolio - December 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS - 97.3%

Consumer Discretionary - 16.1%
Auto Components - 1.1%
WABCO Holdings, Inc.	75,790	$1,954,624

Hotels, Restaurants & Leisure - 2.4%
Choice Hotels International, Inc.	52,060	1,648,220
International Game Technology	135,130	2,536,390

		4,184,610

Household Durables - 3.2%
NVR, Inc.*	4,180	2,970,768
Rodobens Negocios Imobiliarios S.A. (Brazil)	253,670	2,618,294

		5,589,062

Media - 1.0%
Mediacom Communications Corp. - Class A*	372,920	1,666,952

Multiline Retail - 1.5%
Nordstrom, Inc.	68,580	2,577,236

Specialty Retail - 6.9%
Dick’s Sporting Goods, Inc.*	217,630	5,412,458
Dufry South America Ltd. - BDR (Bermuda)	81,910	1,693,716
The Finish Line, Inc. - Class A	235,030	2,949,627
Lumber Liquidators Holdings, Inc.*	64,430	1,726,724

		11,782,525

Total Consumer Discretionary		27,755,009

Consumer Staples - 10.0%
Food & Staples Retailing - 3.2%
BJ’s Wholesale Club, Inc.*	120,500	3,941,555
SUPERVALU, Inc.	116,870	1,485,418

		5,426,973

Food Products - 5.4%
Dean Foods Co.*	181,060	3,266,322
Flowers Foods, Inc.	128,450	3,051,972
Sanderson Farms, Inc.	43,020	1,813,723
Tootsie Roll Industries, Inc.	41,715	1,142,157

		9,274,174

Personal Products - 1.4%
Alberto-Culver Co.	85,360	2,500,194

Total Consumer Staples		17,201,341

Energy - 7.1%
Energy Equipment & Services - 4.8%
Calfrac Well Services Ltd. (Canada)	132,210	2,635,730
Dril-Quip, Inc.*	56,690	3,201,851

5	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Energy (continued)
Energy Equipment & Services (continued)
Trican Well Service Ltd. (Canada)	180,290	$2,423,749

		8,261,330

Oil, Gas & Consumable Fuels - 2.3%
Forest Oil Corp.*	50,270	1,118,507
Mariner Energy, Inc.*	76,770	891,300
Uranium One, Inc. (Canada)*	679,280	1,961,491

		3,971,298

Total Energy		12,232,628

Financials - 10.0%
Capital Markets - 1.9%
Federated Investors, Inc. - Class B	117,940	3,243,350

Commercial Banks - 1.6%
First Commonwealth Financial Corp.	223,150	1,037,648
Wilmington Trust Corp.	135,150	1,667,751

		2,705,399

Real Estate Investment Trusts (REITS) - 3.9%
American Campus Communities, Inc.	63,600	1,787,160
Corporate Office Properties Trust	85,740	3,140,656
Home Properties, Inc.	37,670	1,797,236

		6,725,052

Thrifts & Mortgage Finance - 2.6%
First Niagara Financial Group, Inc.	176,580	2,456,228
NewAlliance Bancshares, Inc.	175,460	2,107,274

		4,563,502

Total Financials		17,237,303

Health Care - 18.8%
Biotechnology - 1.0%
Celera Corp.*	250,160	1,728,605

Health Care Equipment & Supplies - 7.2%
Inverness Medical Innovations, Inc.*	93,350	3,874,959
OraSure Technologies, Inc.*	436,500	2,217,420
Teleflex, Inc.	35,760	1,927,106
Zoll Medical Corp.*	162,290	4,336,389

		12,355,874

Health Care Providers & Services - 4.0%
Diagnosticos da America S.A. (Brazil)	157,250	5,147,431

The accompanying notes are an integral part of the financial statements.	6

Investment Portfolio - December 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Providers & Services (continued)
VCA Antech, Inc.*	68,630	$1,710,260

		6,857,691

Health Care Technology - 4.3%
Cerner Corp.*	46,280	3,815,323
Eclipsys Corp.*	194,290	3,598,251

		7,413,574

Life Sciences Tools & Services - 2.3%
PerkinElmer, Inc.	195,580	4,026,992

Total Health Care		32,382,736

Industrials - 14.5%
Airlines - 3.7%
AirTran Holdings, Inc.*	890,250	4,647,105
JetBlue Airways Corp.*	302,490	1,648,571

		6,295,676

Building Products - 1.5%
Owens Corning, Inc.*	101,040	2,590,666

Commercial Services & Supplies - 2.7%
Tomra Systems ASA (Norway)	962,570	4,605,200

Machinery - 3.6%
Lindsay Corp.	47,870	1,907,620
Titan International, Inc.	195,550	1,585,910
Wabtec Corp.	67,360	2,750,982

		6,244,512

Road & Rail - 3.0%
Heartland Express, Inc.	158,860	2,425,792
Knight Transportation, Inc.	145,450	2,805,731

		5,231,523

Total Industrials		24,967,577

Information Technology - 13.1%
Communications Equipment - 6.5%
Blue Coat Systems, Inc.*	159,510	4,552,415
Infinera Corp.*	419,180	3,718,127
Riverbed Technology, Inc.*	122,240	2,807,853

		11,078,395

Computers & Peripherals - 0.4%
Diebold, Inc.	25,200	716,940

7	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Electronic Equipment, Instruments & Components - 1.1%
Cogent, Inc.*	185,410	$1,926,410

IT Services - 1.4%
Online Resources Corp.*	469,640	2,470,306

Software - 3.7%
Net 1 UEPS Technologies, Inc. (South Africa)*	42,850	832,147
TIBCO Software, Inc.*	343,330	3,306,268
UbiSoft Entertainment S.A. (France)*	153,640	2,184,883

		6,323,298

Total Information Technology		22,515,349

Materials - 3.8%
Chemicals - 3.8%
Calgon Carbon Corp.*	365,870	5,085,593
The Scotts Miracle-Gro Co. - Class A	35,400	1,391,574

Total Materials		6,477,167

Telecommunication Services - 1.9%
Wireless Telecommunication Services - 1.9%
SBA Communications Corp. - Class A*	93,550	3,195,668

Utilities - 2.0%
Independent Power Producers & Energy Traders - 2.0%
Mirant Corp.*	104,160	1,590,523
RRI Energy, Inc.*	312,670	1,788,473

Total Utilities		3,378,996

TOTAL COMMON STOCKS (Identified Cost $139,802,458)		167,343,774

The accompanying notes are an integral part of the financial statements.	8

Investment Portfolio - December 31, 2009

	Shares/ Principal Amount	Value (Note 2)

SHORT-TERM INVESTMENTS - 2.3%
Dreyfus Cash Management, Inc. - Institutional Shares[1], 0.07%	1,938,987	$1,938,987
Fannie Mae Discount Note[2] , 0.09%, 1/12/2010	$2,000,000	1,999,970

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $3,938,932)		3,938,957

TOTAL INVESTMENTS - 99.6% (Identified Cost $143,741,390)		171,282,731

OTHER ASSETS, LESS LIABILITIES - 0.4%		627,258

NET ASSETS - 100%		$171,909,989

BDR - Brazilian Depository Receipt

*Non-income producing security

1Rate shown is the current yield as of December 31, 2009.

2Rate shown reflects the annualized yield at time of purchase.

9	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

December 31, 2009

ASSETS:

Investments, at value (identified cost $143,741,390) (Note 2)	$171,282,731
Receivable for securities sold	727,393
Receivable for fund shares sold	272,635
Dividends receivable	100,007

TOTAL ASSETS	172,382,766

LIABILITIES:

Accrued management fees (Note 3)	143,080
Accrued fund accounting and transfer agent fees (Note 3)	13,205
Accrued directors’ fees (Note 3)	3,141
Accrued Chief Compliance Officer service fees (Note 3)	476
Payable for fund shares repurchased	265,381
Audit fees payable	32,292
Other payables and accrued expenses	15,202

TOTAL LIABILITIES	472,777

TOTAL NET ASSETS	$171,909,989

NET ASSETS CONSIST OF:

Capital stock	$232,538
Additional paid-in-capital	237,590,085
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(93,454,184)
Net unrealized appreciation on investments and translation of other assets and liabilities	27,541,550

TOTAL NET ASSETS	$171,909,989

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS A ($171,909,989/23,253,752 shares)	$7.39

The accompanying notes are an integral part of the financial statements.	10

Statement of Operations

For the Year Ended December 31, 2009

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $19,872)	$1,126,665
Interest	4,934

Total Investment Income	1,131,599

EXPENSES:

Management fees (Note 3)	1,402,076
Fund accounting and transfer agent fees (Note 3)	90,607
Directors’ fees (Note 3)	12,849
Chief Compliance Officer service fees (Note 3)	3,729
Custodian fees	20,152
Miscellaneous	84,521

Total Expenses	1,613,934
Less reduction of expenses (Note 3)	(1,237)

Net Expenses	1,612,697

NET INVESTMENT LOSS	(481,098)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized loss on -
Investments	(22,201,147)
Foreign currency and translation of other assets and liabilities	(35,413)

(22,236,560)

Net change in unrealized appreciation (depreciation) on -
Investments	78,306,831
Foreign currency and translation of other assets and liabilities	918

78,307,749

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	56,071,189

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$55,590,091

11	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended 12/31/09	For the Year Ended 12/31/08

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment loss	$(481,098)	$(590,551)
Net realized loss on investments and foreign currency	(22,236,560)	(71,346,243)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	78,307,749	(26,249,635)

Net increase (decrease) from operations	55,590,091	(98,186,429)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net realized gain on investments	—	(1,696,201)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(3,842,395)	35,046,424

Net increase (decrease) in net assets	51,747,696	(64,836,206)

NET ASSETS:

Beginning of year	120,162,293	184,998,499

End of year (including undistributed net investment income (loss) of $0 and $(92,455), respectively)	$171,909,989	$120,162,293

The accompanying notes are an integral part of the financial statements.	12

Financial Highlights

		For the Years Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$4.98	$10.21	$13.08	$13.66	$15.01

Income (loss) from investment operations:
Net investment loss	(0.02)[1]	(0.02)	(0.01)	(0.05)	(0.07)
Net realized and unrealized gain (loss) on investments	2.43	(5.12)	(1.25)	2.55	2.20

Total from investment operations	2.41	(5.14)	(1.26)	2.50	2.13

Less distributions to shareholders:
From net realized gain on investments	—	(0.09)	(1.61)	(3.08)	(3.48)

Net asset value - End of year	$7.39	$4.98	$10.21	$13.08	$13.66

Net assets - End of year (000’s omitted)	$171,910	$120,162	$184,998	$175,491	$154,416

Total return[2]	48.39%	(50.68%)	(9.32%)	18.06%	14.11%
Ratios (to average net assets)/ Supplemental Data:
Expenses	1.15%*	1.15%	1.14%	1.16%	1.19%
Net investment loss	(0.34%)	(0.39%)	(0.08%)	(0.40%)	(0.51%)
Portfolio turnover	76%	68%	64%	85%	55%

*The investment advisor did not impose all or a portion of its CCO fees, fund accounting and transfer agent fees during the year ended 12/31/09. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by 0.00%[3].

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the year.

3Less than 0.01%.

13	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

Small Cap Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”).The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies with small market capitalizations.

The Series is authorized to issue five classes of shares (Class A, B, D, E and Z). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2009, 4.6 billion shares have been designated in total among 29 series, of which 87.5 million have been designated as Small Cap Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, exchange-traded funds and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair

14

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2009 in valuing the Series’ assets or liabilities carried at market value:

Description:	12/31/09	Level 1	Level 2	Level 3

Equity securities*	$167,343,774	$167,343,774	$—	$—
Preferred securities	—	—	—	—
Debt securities:
US Treasury and other US government agencies	1,999,970	—	1,999,970	—
Mutual funds	1,938,987	1,938,987	—	—
Other financial instruments**	—	—	—	—

Total	$171,282,731	$169,282,761	$1,999,970	$—

*Includes common stock, warrants and rights. Please see the Investment Portfolio for industry classification.

**Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of December 31, 2009, the Series did not hold any derivative instruments.

There were no Level 3 securities held by the Series as of December 31, 2008 or December 31, 2009.

Interim and annual reporting periods beginning after December 15, 2009 will require additional disclosure regarding transfers in and/or out of Level 1 and 2. Additional disclosure surrounding the activity in Level 3 fair value measurement will also be effective for fiscal years beginning after December 15, 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including

15

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)

amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2009, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

16

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes (continued)

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2006 through December 31, 2009. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

17

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services through November 7, 2009, the Fund paid the Advisor an annual fee of 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense. Prior to October 12, 2009 (for sub-accountant) and November 9, 2009 (for sub-transfer agent) the Advisor had an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi served as sub-accountant and sub-transfer agent. The Advisor voluntarily agreed to waive a portion of the fund accounting and transfer agent fees and the Chief Compliance Officer service fees for the period March 1, 2009 to April 30, 2009. Accordingly, the Advisor waived fees of $1,237, which is included as a reduction of expenses on the Statement of Operations.

The Advisor has entered into agreements dated October 12, 2009 and November 9, 2009 with PNC Global Investment Servicing (“PNCGIS”) under which PNCGIS serves as sub-accountant services agent and sub-transfer agent, respectively. Effective November 7, 2009 under the amended master services agreement, the Fund pays the Advisor an annual fee of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Additionally, certain transaction-, account-, and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2009, purchases and sales of securities, other than United States Government securities and short-term securities, were $100,311,710 and $101,287,067, respectively. There were no purchases or sales of United States Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in Class A shares of Small Cap Series were:

	For the Year Ended 12/31/09		For the Year Ended 12/31/08
	Shares	Amount	Shares	Amount

Sold	3,622,635	$20,933,139	9,626,461	$62,628,594
Reinvested	—	—	210,004	1,675,830
Repurchased	(4,476,178)	(24,775,534)	(3,840,314)	(29,258,000)

Total	(853,543)	$(3,842,395)	5,996,151	$35,046,424

Approximately 89% of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

18

Notes to Financial Statements

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes; the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivatives counterparties failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series during the year ended December 31, 2009.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including net operating losses, losses deferred due to wash sales, foreign currency gains and losses and Post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/09	For the Year Ended 12/31/08
Ordinary income	$—	$242,042
Long-term capital gains	—	1,454,159

At December 31, 2009, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$143,754,703
Unrealized appreciation	$33,504,685
Unrealized depreciation	(5,976,657)

Net unrealized appreciation	$27,528,028
Capital loss carryover	93,440,871

19

Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION (continued)

The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire as follows:

Loss Carryover	Expiration Date
$41,066,982	December 31, 2016
$52,373,889	December 31, 2017

9.	SUBSEQUENT EVENTS

On February 2, 2010, the PNC Financial Services Group, Inc. (“PNC”), which serves as the Series’ sub-accountant services agent and sub-transfer agent, entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with The Bank of New York Mellon Corporation (“BNY Mellon”), the Series’ custodian. Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC will sell to BNY Mellon (the “Stock Sale”) 100% of the issued and outstanding shares of PNC Global Investment Servicing, Inc., an indirect, wholly-owned subsidiary of PNC. The Stock Sale is expected to close in the third quarter of 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through February 23, 2010, the date the financial statements were issued.

20

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Small Cap Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

Columbus, Ohio

February 23, 2010

21

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on December 7, 2009, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2009 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 23 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle periods relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 13 of the 26 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

22

Renewal of Investment Advisory Agreement (unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Global Fixed Income Series and the Target Series Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

23

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004 - 2008; Director 1995 - 2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995-2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:

Partnership for New York City, Inc. (non-profit)

New York Collegium (non-profit)

Boston Early Music Festival (non-profit)

Amherst Early Music, Inc. (non-profit)

Gotham Early Music Scene, Inc. (non-profit)

24

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Incyte Corp. ViroPharma, Inc. WebMD Cheyne Capital International MPM Bio-equities GMP Companies HoustonPharma
Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Managing Partner, Aegis Investment Partners, LLC (investments) since 2006; Founder and Managing Partner (2004-2005) - Village Markets, LLC (groceries)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Pictometry International Corp.

25

Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member** since 2003, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since 1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

26

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Over the past twelve months, investor sentiment has moved rather quickly from extreme pessimism to guarded optimism. Volatility continued into the first quarter of 2009, with broad equity markets down more than 10%. After hitting a low point in late March, both domestic and foreign stock markets turned upwards rather dramatically, posting 40% to 60% returns off their lows through the end of the year.

While this turnaround has not been enough to fully offset losses experienced during the current bear market, recent returns indicate that market participants appear more confident in an economic rebound. For the twelve months ended December 31, 2009, the S&P 500 Total Return Index returned 26.50% while the S&P 500 Information Technology Index earned a remarkable 61.75% (i.e., the best performing market sector for 2009).

The Technology Series performed in line with the S&P 500 Information Technology Index, significantly outpacing the broad stock market with a 61.90% return during 2009. More importantly, the Series continues to have a strong track record relative to the broad market and the sector-specific benchmark over the current market cycle, which includes both a bull and a bear market. Over this current market cycle (10/1/02 to 12/31/09), the Technology Series has earned an annualized return of 20.57% relative to the 6.52% return of the S&P 500 Index and the 11.23% return of the S&P 500 Information Technology Index.

The Series began 2009 with a heavy weighting in the software industry, seeking to benefit from the secular (i.e., non-cyclical) growth drivers and strong recurring revenue that characterizes many companies in this industry. Communications equipment represented the second largest weighting in the Series, including investments exposed to growth in routing, switching, wide-area-network operation and bandwith management, all areas believed to benefit from the growth of wireless data and migration of communications over Internet Protocol-based networks. Both industries contributed to strong performance throughout 2009, and the Series trimmed holdings in each area to realize market gains during the year.

During 2009, the Series added to holdings in the wireless communications industry, including investments in a number of wireless tower operators, in response to rapid growth in the consumption of wireless data. Overall, the Series maintains a lower allocation to this industry relative to the benchmark, which also aided returns in 2009. In contrast, the Series’ much smaller allocation to IT hardware relative to the Information Technology benchmark detracted from relative returns during the year. While the Technology sector overall produced strong returns for investors during 2009, the Series’ strong stock selection in a number of industries, including semiconductor capital equipment, communications equipment, wireless telecommunications services and software, was a primary driver of returns.

From a macro perspective, the current environment remains challenging. On the one hand, more encouraging pockets of optimism have been found in the housing and manufacturing sectors, and while the unemployment rate continues to move higher, there are subtle signs of improvement in the U.S. labor markets. On the other hand, macro-economic challenges remain in the face of a growing government deficit, continued easy monetary policy, a debt-burdened U.S. consumer and widespread inflation concerns.

We recognize that solving yesterday’s problems may create new and different macro-economic challenges. Our approach has always been to remain cognizant of macro-economic conditions, but to allow company-specific factors to drive our investment decisions. In an environment like today, the very uncertainty that makes investors cautious can also create attractively priced investment opportunities for long-term investors. We will continue to seek out such opportunities as the next phase of this market and economic cycle unfolds.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of December 31, 2009 (unaudited)

	Average Annual Total Returns As of December 31, 2009
	One Year	Five Year	Since Inception[1]
Manning & Napier Fund, Inc. - Technology Series[2]	61.90%	6.42%	1.20%
Standard & Poor’s (S&P) 500 Total Return Index[3]	26.50%	0.43%	-1.18%
Standard & Poor’s (S&P) 500 Information Technology Index[3]	61.75%	3.21%	-7.46%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Technology Series from its current activation1 (8/8/00) to present (12/31/09) to the S&P 500 Total Return Index and the S&P 500 Information Technology Index.

1Performance numbers for the Series and Indices are calculated from August 8, 2000, the Series’ current activation date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2009, this net expense ratio was 1.13%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.13% for the year ended December 31, 2009.

3The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The S&P 500 Information Technology Index, a sub-index of the S&P 500 Total Return Index, includes the stocks of companies involved in the business of technology related products and services. Both Indices’ returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period 7/1/09-12/31/09*
Actual	$1,000.00	$1,242.70	$6.33
Hypothetical (5% return before expenses)	$1,000.00	$1,019.56	$5.70

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.12%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition as of December 31, 2009 (unaudited)

Sector Allocation1

1As a percentage of net assets.

Top Ten Stock Holdings2

Blue Coat Systems, Inc.	4.1%	Infinera Corp.	3.3%
Crown Castle International Corp.	4.1%	Cogent, Inc.	3.2%
Autodesk, Inc.	3.9%	Advantest Corp. (Japan)	3.2%
Microsoft Corp.	3.6%	Juniper Networks, Inc.	3.2%
Google, Inc. - Class A	3.3%	Tokyo Electron Ltd. (Japan)	3.1%

2 As a percentage of total investments.

4

Investment Portfolio - December 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS - 88.9%

Consumer Discretionary - 2.2%
Hotels, Restaurants & Leisure - 2.2%
International Game Technology	184,000	$3,453,680

Health Care - 4.2%
Health Care Technology - 4.2%
Cerner Corp.*	46,980	3,873,031
Eclipsys Corp.*	151,000	2,796,520

Total Health Care		6,669,551

Information Technology - 71.7%
Communications Equipment - 19.2%
Alcatel-Lucent - ADR (France)*	720,000	2,390,400
Blue Coat Systems, Inc.*	226,350	6,460,029
Cisco Systems, Inc.*	194,000	4,644,360
Infinera Corp.*	578,880	5,134,666
Juniper Networks, Inc.*	187,800	5,008,626
Nokia Corp. - ADR (Finland)	203,000	2,608,550
Riverbed Technology, Inc.*	179,000	4,111,630

		30,358,261

Computers & Peripherals - 2.8%
EMC Corp.*	254,000	4,437,380

Electronic Equipment, Instruments & Components - 5.9%
Cogent, Inc.*	490,000	5,091,100
LoJack Corp.*	1,038,430	4,195,257

		9,286,357

Internet Software & Services - 7.2%
comScore, Inc.*	181,000	3,176,550
Google, Inc. - Class A*	8,300	5,145,834
Vocus, Inc.*	164,000	2,952,000

		11,274,384

IT Services - 8.6%
Accenture plc - Class A (Ireland)	112,000	4,648,000
Amdocs Ltd. (Guernsey)*	168,000	4,793,040
Cap Gemini S.A. (France)	89,000	4,078,917

		13,519,957

Semiconductors & Semiconductor Equipment - 7.2%
Advantest Corp. (Japan)	196,000	5,061,255
KLA-Tencor Corp	42,000	1,518,720
Tokyo Electron Ltd. (Japan)	76,000	4,830,837

		11,410,812

The accompanying notes are an integral part of the financial statements.	5

Investment Portfolio - December 31, 2009

	Shares/ Principal Amount	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Software - 20.8%
Autodesk, Inc.*	243,000	$6,174,630
DemandTec, Inc.*	163,000	1,429,510
Electronic Arts, Inc.*	228,000	4,047,000
Intuit, Inc.*	120,000	3,685,200
Microsoft Corp	185,000	5,640,650
Net 1 UEPS Technologies, Inc. (South Africa)*	155,000	3,010,100
SAP AG - ADR (Germany)	85,000	3,978,850
Shanda Interactive Entertainment Ltd. - ADR (China)*	58,000	3,051,380
Sonic Solutions, Inc.*	150,000	1,774,500

		32,791,820

Total Information Technology		113,078,971

Materials - 2.0%
Chemicals - 2.0%
Monsanto Co.	39,200	3,204,600

Telecommunication Services - 8.8%
Wireless Telecommunication Services - 8.8%
American Tower Corp. - Class A*	81,000	3,500,010
Crown Castle International Corp.*	165,000	6,441,600
SBA Communications Corp. - Class A*	114,000	3,894,240

Total Telecommunication Services		13,835,850

TOTAL COMMON STOCKS (Identified Cost $123,738,800)		140,242,652

CORPORATE BONDS - 1.6%
Non-Convertible Corporate Bonds - 1.6%
Telecommunication Services - 1.6%
Diversified Telecommunication Services - 1.6%
Clearwire Communications LLC - Clearwire Finance, Inc.[1] , 12.00%, 12/1/2015 (Identified Cost $2,518,668)	$2,500,000	2,537,500

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2009

	Shares/ Principal Amount	Value (Note 2)

SHORT-TERM INVESTMENTS - 9.6%
Dreyfus Cash Management, Inc. - Institutional Shares[2] , 0.07%	9,035,379	$9,035,379
Fannie Mae Discount Note[3] , 0.09%, 1/12/2010	$3,000,000	2,999,954
Federal Home Loan Bank Discount Note[3] , 0.06%, 1/12/2010	3,000,000	2,999,955

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $15,035,241)		15,035,288

TOTAL INVESTMENTS - 100.1% (Identified Cost $141,292,709)		157,815,440

LIABILITIES, LESS OTHER ASSETS - (0.1%)		(84,903)

NET ASSETS - 100%		$157,730,537

ADR - American Depository Receipt

*Non-income producing security

1 Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. This security has been sold under rule 144A and has been determined to be liquid under guidelines established by the Board of Directors. This security amounts to $2,537,500, or 1.6% of the Series’ net assets as of December 31, 2009 (see Note 2 to the financial statements).

2 Rate shown is the current yield as of December 31, 2009.

3 Rate shown reflects the annualized yield at time of purchase.

The accompanying notes are an integral part of the financial statements.	7

Statement of Assets and Liabilities

December 31, 2009

ASSETS:

Investments, at value (identified cost $141,292,709) (Note 2)	$157,815,440
Receivable for fund shares sold	197,970
Interest receivable	18,989
Dividends receivable	11,829
Foreign tax reclaims receivable	953

TOTAL ASSETS	158,045,181

LIABILITIES:

Accrued management fees (Note 3)	131,303
Accrued fund accounting and transfer agent fees (Note 3)	12,494
Accrued directors’ fees (Note 3)	3,145
Accrued Chief Compliance Officer service fees (Note 3)	476
Payable for fund shares repurchased	117,955
Audit fees payable	32,392
Due to custodian	4,020
Other payables and accrued expenses	12,859

TOTAL LIABILITIES	314,644

TOTAL NET ASSETS	$157,730,537

NET ASSETS CONSIST OF:

Capital stock	$162,148
Additional paid-in-capital	172,513,612
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(31,467,954)
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	16,522,731

TOTAL NET ASSETS	$157,730,537

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS A ($157,730,537/16,214,783 shares)	$9.73

8	The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended December 31, 2009

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $41,906)	$658,084
Interest	18,052

Total Investment Income	676,136

EXPENSES:

Management fees (Note 3)	1,492,946
Fund accounting and transfer agent fees (Note 3)	91,899
Directors’ fees (Note 3)	12,849
Chief Compliance Officer service fees (Note 3)	3,729
Custodian fees	11,300
Miscellaneous	77,149

Total Expenses	1,689,872
Less reduction of expenses (Note 3)	(1,307)

Net Expenses	1,688,565

NET INVESTMENT LOSS	(1,012,429)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on -
Investments	4,677,742
Foreign currency and translation of other assets and liabilities	(863)

4,676,879

Net change in unrealized appreciation (depreciation) on -
Investments	66,974,044
Foreign currency and translation of other assets and liabilities	499

66,974,543

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	71,651,422

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$70,638,993

The accompanying notes are an integral part of the financial statements.	9

Statements of Changes in Net Assets

	For the Year Ended 12/31/09	For the Year Ended 12/31/08

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment loss	$(1,012,429)	$(918,003)
Net realized gain (loss) on investments and foreign currency	4,676,879	(36,415,274)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	66,974,543	(67,539,469)

Net increase (decrease) from operations	70,638,993	(104,872,746)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net realized gain on investments	—	(2,835,785)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(36,020,529)	3,141,958

Net increase (decrease) in net assets	34,618,464	(104,566,573)

NET ASSETS:

Beginning of year	123,112,073	227,678,646

End of year (including undistributed net investment income (loss) of $0 and $(271,716), respectively)	$157,730,537	$123,112,073

10	The accompanying notes are an integral part of the financial statements.

Financial Highlights

	For the Years Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$6.01	$11.29	$10.41	$8.37	$8.19

Income (loss) from investment operations:
Net investment loss	(0.05)[1]	(0.05)	(0.05)	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	3.77	(5.09)	2.34	2.05	0.21

Total from investment operations	3.72	(5.14)	2.29	2.04	0.18

Less distributions to shareholders:
From net realized gain on investments	—	(0.14)	(1.41)	—	—

Net asset value - End of year	$9.73	$6.01	$11.29	$10.41	$8.37

Net assets - End of year (000’s omitted)	$157,731	$123,112	$227,679	$167,252	$110,656

Total return[2]	61.90%	(45.86%)	22.55%	24.37%	2.20%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.13%	1.13%	1.13%	1.16%	1.20%
Net investment loss	(0.68%)	(0.53%)	(0.53%)	(0.14%)	(0.48%)
Portfolio turnover	55%	65%	79%	83%	116%

*The investment advisor did not impose all or a portion of its management fees, CCO fees and fund accounting and transfer agent fees in some years. If these expenses had been incurred by the Series, the expense ratio (to average net assets)

would have been increased by the following amount:	0.00%[3]	N/A	N/A	N/A	0.03%

1 Calculated based on average shares outstanding during the year.

2 Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.

3 Less than 0.01%.

The accompanying notes are an integral part of the financial statements.	11

Notes to Financial Statements

1.	ORGANIZATION

Technology Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies in technology-based industries.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). On August 8, 2000, the Series resumed sales of shares to advisory clients and employees of the Advisor and its affiliates. The Series resumed offering shares directly to investors on May 18, 2004, as it had done previously from time to time. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2009, 4.6 billion shares have been designated in total among 29 series, of which 100 million have been designated as Technology Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, exchange-traded funds and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including corporate bonds will normally be valued on the basis of evaluated bid prices provided by an independent pricing service. Certain investments in securities held by the Series may be valued on a basis of a price provided by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities,

12

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2009 in valuing the Series’ assets or liabilities carried at market value:

Description:	12/31/09	Level 1	Level 2	Level 3

Equity securities*	$140,242,652	$140,242,652	$—	$—
Preferred securities	—	—	—	—
Debt securities
US Treasury and other US government agencies	5,999,909	—	5,999,909	—
Corporate debt	2,537,500	—	2,537,500	—
Mutual funds	9,035,379	9,035,379	—	—
Other financial instruments**	—	—	—	—

Total	$157,815,440	$149,278,031	$8,537,409	$—

*Includes common stock, warrants and rights. Please see the Investment Portfolio for industry classification.

**Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/ depreciation on the instrument. As of December 31, 2009, the Series did not hold any derivative instruments.

There were no Level 3 securities held by the Series as of December 31, 2008 or December 31, 2009.

Interim and annual reporting periods beginning after December 15, 2009 will require additional disclosure regarding transfers in and/or out of Level 1 and 2. Additional disclosure surrounding the activity in Level 3 fair value measurement will also be effective for fiscal years beginning after December 15, 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities

13

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)

are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2009, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2006 through December 31, 2009. The Fund is not aware of any tax positions for which it is reasonably

14

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes (continued)

possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2011, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.20% of average daily net assets each year. For the year ended December 31, 2009, the Advisor did not waive its management fee or reimburse any

15

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

expenses of the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services through November 7, 2009, the Fund paid the Advisor an annual fee of 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense. Prior to October 12, 2009 (for sub-accountant) and November 9, 2009 (for sub-transfer agent) the Advisor had an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi served as sub-accountant and sub-transfer agent. The Advisor voluntarily agreed to waive a portion of the fund accounting and transfer agent fees and the Chief Compliance Officer service fees for the period March 1, 2009 to April 30, 2009. Accordingly, the Advisor waived fees of $1,307, which is included as a reduction of expenses on the Statement of Operations.

The Advisor has entered into agreements dated October 12, 2009 and November 9, 2009 with PNC Global Investment Servicing (“PNCGIS”) under which PNCGIS serves as sub-accountant services agent and sub-transfer agent, respectively. Effective November 7, 2009 under the amended master services agreement, the Fund pays the Advisor an annual fee of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Additionally, certain transaction-, account-, and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2009, purchases and sales of securities, other than United States Government securities and short-term securities, were $75,539,738 and $125,820,012, respectively. There were no purchases or sales of United States Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Technology Series were:

	For the Year Ended 12/31/09		For the Year Ended 12/31/08
	Shares	Amount	Shares	Amount

Sold	1,678,722	$12,866,101	2,557,936	$21,273,855
Reinvested	—	—	341,587	2,807,850
Repurchased	(5,953,766)	(48,886,630)	(2,580,774)	(20,939,747)

Total	(4,275,044)	$(36,020,529)	318,749	$3,141,958

16

Notes to Financial Statements

5.	CAPITAL STOCK TRANSACTIONS (continued)

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes; the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivatives counterparties failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series during the year ended December 31, 2009.

7.	FOREIGN SECURITIES

In vesting in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	TECHNOLOGY SECURITIES

The Series may focus its investments in certain related technology industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

9.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including net operating losses, foreign currency gains and losses, losses deferred due to wash sales and Post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/09	For the Year Ended 12/31/08
Ordinary income	$—	$2,835,785

For the year ended December 31, 2009, the Series elected to defer capital losses of $224,297, attributable to Post-October losses.

17

Notes to Financial Statements

9.	FEDERAL INCOME TAX INFORMATION (continued)

At December 31, 2009, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes		$141,542,337
Unrealized appreciation		$24,289,164
Unrealized depreciation		(8,016,061)

Net unrealized appreciation		$16,273,103
Capital loss carryover		30,994,029

The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire as follows:
	Loss Carryover	Expiration Date
	$19,643,426	December 31, 2016
	$11,350,603	December 31, 2017

10.	SUBSEQUENT EVENTS

On February 2, 2010, the PNC Financial Services Group, Inc. (“PNC”), which serves as the Series’ sub-accountant services agent and sub-transfer agent, entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with The Bank of New York Mellon Corporation (“BNY Mellon”), the Series’ custodian. Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC will sell to BNY Mellon (the “Stock Sale”) 100% of the issued and outstanding shares of PNC Global Investment Servicing, Inc., an indirect, wholly-owned subsidiary of PNC. The Stock Sale is expected to close in the third quarter of 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through February 23, 2010, the date the financial statements were issued.

18

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Technology Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Technology Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

Columbus, Ohio

February 23, 2010

19

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on December 7, 2009, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2009 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 23 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle periods relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 13 of the 26 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

20

Renewal of Investment Advisory Agreement (unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Global Fixed Income Series and the Target Series Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

21

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004 - 2008; Director 1995 - 2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995-2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:

Partnership for New York City, Inc. (non-profit)

New York Collegium (non-profit)

Boston Early Music Festival (non-profit)

Amherst Early Music, Inc. (non-profit)

Gotham Early Music Scene, Inc. (non-profit)

22

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Incyte Corp. ViroPharma, Inc. WebMD Cheyne Capital International MPM Bio-equities GMP Companies HoustonPharma
Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Managing Partner, Aegis Investment Partners, LLC (investments) since 2006; Founder and Managing Partner (2004-2005) - Village Markets, LLC (groceries)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Pictometry International Corp.

23

Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member** since 2003, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since 1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

24

This Page Intentionally Left Blank

25

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Over the past twelve months, investor sentiment has moved rather quickly from extreme pessimism to guarded optimism. Volatility continued into the first quarter of 2009, with broad equity markets down more than 10%. After hitting a low point in late March, both domestic and foreign stock markets turned upwards rather dramatically, posting 40% to 60% returns off their lows through the end of the year.

While this turnaround has not been enough to fully offset losses experienced during the current bear market, recent returns indicate that market participants appear more confident in an economic rebound. For the twelve months ended December 31, 2009, the S&P 500 Total Return Index returned 26.50% while the S&P 500 Financial Services Index earned 17.34%. The Financial Services Series earned a solid return during 2009, but lagged behind the broad market benchmark and the sector-specific benchmark with a return of 10.54%.

As equity market volatility heightened during the last quarter of 2008 and first quarter of 2009, the Series reduced holdings in the banking sector to limit credit risk. Proceeds were reinvested in areas such as data processing and service outsourcing. Our focus on data processing firms seeks to benefit from a global trend away from cash transactions and toward electronic payment methods, particularly in developing markets. We see service outsourcing as a secular (non-cyclical) trend that assists companies in cost cutting by eliminating cost-intensive back-office operations.

The main driver of the Series’ under-performance relative to the broad market and the financial services sector in particular was a small overall allocation to the banking, brokerage and investment banking industries, which were the strongest to rally once the overall market turned upward in March of 2009. While credit risk and balance sheet issues remained, government intervention to rescue such organizations from failure allowed investor sentiment to improve quickly, and the Series largely missed out on this low quality rally.

From a macro perspective, the current environment remains challenging. On the one hand, more encouraging pockets of optimism have been found in the housing and manufacturing sectors, and while the unemployment rate continues to move higher, there are subtle signs of improvement in the U.S. labor markets. On the other hand, macro-economic challenges remain in the face of a growing government deficit, continued easy monetary policy, a debt-burdened U.S. consumer and widespread inflation concerns.

We recognize that solving yesterday’s problems may create new and different macro-economic challenges. Our approach has always been to remain cognizant of macro-economic conditions, but to allow company-specific factors to drive our investment decisions. In an environment like today, the very uncertainty that makes investors cautious can also create attractively priced investment opportunities for long-term investors. We will continue to seek out such opportunities as the next phase of this market and economic cycle unfolds.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of December 31, 2009 (unaudited)

	Average Annual Total Returns As of December 31, 2009
	One Year	Since Inception[1]
Manning & Napier Fund, Inc. - Financial Services Series[2]	10.54%	-8.56%
Standard & Poor’s (S&P) 500 Total Return Index[3]	26.50%	0.66%
Standard & Poor’s (S&P) 500 Financials Index[3]	17.34%	-12.23%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Financial Services Series from its inception1 (7/1/05) to present (12/31/09) to the S&P 500 Total Return Index and the S&P 500 Financials Index.

1Performance numbers for the Series and Indices are calculated from July 1, 2005, the Series’ inception date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2009, this net expense ratio was 1.14%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.14% for the year ended December 31, 2009.

3The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The S&P 500 Financials Index, a sub-index of the S&P 500 Total Return Index, includes the stocks of companies involved in the business of financial related products and services. Both Indices’ returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09
Actual	$1,000.00	$1,157.20	$6.14
Hypothetical (5% return before expenses)	$1,000.00	$1,019.51	$5.75

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.13%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition as of December 31, 2009 (unaudited)

Sector Allocation1

1As a percentage of net assets.

Top Ten Stock Holdings2

The Progressive Corp.	5.2%	Moody’s Corp.	3.9%
JPMorgan Chase & Co.	4.8%	Automatic Data Processing, Inc.	3.9%
Bank of New York Mellon Corp.	4.2%	Redecard S.A. (Brazil)	3.4%
Federated Investors, Inc. - Class B	4.1%	Willis Group Holdings plc (United Kingdom)	3.3%
Paychex, Inc.	4.0%	Allianz SE (Germany)	3.1%

2 As a percentage of total investments.

4

Investment Portfolio - December 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS - 98.3%

Consumer Discretionary - 2.6%
Media - 2.6%
The McGraw-Hill Companies, Inc.	101,000	$3,384,510

Financials - 71.8%
Capital Markets - 20.1%
Bank of New York Mellon Corp.[1]	194,000	5,426,180
The Charles Schwab Corp.	141,000	2,653,620
Credit Suisse Group AG - ADR (Switzerland)	24,300	1,194,588
Federated Investors, Inc. - Class B	194,000	5,335,000
GAM Holding Ltd. (Switzerland)	188,000	2,288,095
The Goldman Sachs Group, Inc.	15,000	2,532,600
Legg Mason, Inc.	87,000	2,623,920
Northern Trust Corp.	54,000	2,829,600
State Street Corp.	31,000	1,349,740

		26,233,343

Commercial Banks - 11.9%
Barclays plc - ADR (United Kingdom)	66,000	1,161,600
Community Bank System, Inc.	71,000	1,371,010
First Commonwealth Financial Corp.	334,000	1,553,100
HSBC Holdings plc - ADR (United Kingdom)	53,000	3,025,770
ICICI Bank Ltd. - ADR (India)	69,660	2,626,878
KeyCorp.	370,000	2,053,500
Societe Generale - ADR (France)[2]	89,000	1,250,450
Wilmington Trust Corp.	199,000	2,455,660

		15,497,968

Consumer Finance - 2.9%
American Express Co.	63,000	2,552,760
Discover Financial Services	83,000	1,220,930

		3,773,690

Diversified Financial Services - 11.5%
Bank of America Corp.	82,000	1,234,920
Financiere Marc de Lacharriere S.A. (Fimalac) (France)	42,400	2,360,182
JPMorgan Chase & Co.	151,000	6,292,170
Moody’s Corp.	191,000	5,118,800

		15,006,072

Insurance - 18.0%
Allianz SE (Germany)	32,500	4,060,345
The Allstate Corp.	82,000	2,463,280
Brown & Brown, Inc.	120,000	2,156,400
Principal Financial Group, Inc.	50,000	1,202,000
The Progressive Corp.*	373,000	6,710,270

The accompanying notes are an integral part of the financial statements.	5

Investment Portfolio - December 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Insurance (continued)
Willis Group Holdings plc (United Kingdom)	164,000	$4,326,320
Zurich Financial Services AG (Switzerland)	11,900	2,605,588

		23,524,203

Real Estate Investment Trusts (REITS) - 2.1%
Corporate Office Properties Trust	76,000	2,783,880

Thrifts & Mortgage Finance - 5.3%
First Niagara Financial Group, Inc.	198,000	2,754,180
NewAlliance Bancshares, Inc.	196,000	2,353,960
People’s United Financial, Inc.	106,000	1,770,200

		6,878,340

Total Financials		93,697,496

Industrials - 4.9%
Professional Services - 4.9%
Equifax, Inc.	114,000	3,521,460
Experian plc (Ireland)	284,000	2,821,101

Total Industrials		6,342,561

Information Technology - 19.0%
IT Services - 19.0%
Automatic Data Processing, Inc.	118,550	5,076,311
Cia Brasileira de Meios de Pagamento S.A. (Brazil)	455,000	4,009,018
Online Resources Corp.*	455,000	2,393,300
Paychex, Inc.	171,000	5,239,440
Redecard S.A. (Brazil)	268,000	4,464,101
The Western Union Co.	190,000	3,581,500

Total Information Technology		24,763,670

TOTAL COMMON STOCKS (Identified Cost $126,787,137)		128,188,237

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2009

	Shares	Value (Note 2)

SHORT-TERM INVESTMENTS - 1.6%
Dreyfus Cash Management, Inc. - Institutional Shares[3], 0.07% (Identified Cost $2,048,892)	2,048,892	$2,048,892

TOTAL INVESTMENTS - 99.9% (Identified Cost $128,836,029)		130,237,129

OTHER ASSETS, LESS LIABILITIES - 0.1%		177,845

NET ASSETS - 100%		$130,414,974

ADR - American Depository Receipt

*Non-income producing security

1Bank of New York Mellon Corp. is the Fund’s custodian.

2Latest quoted sales price is not available and the latest quoted bid price was used to value the security.

3Rate shown is the current yield as of December 31, 2009.

The accompanying notes are an integral part of the financial statements.	7

Statement of Assets and Liabilities

December 31, 2009

ASSETS:

Investments, at value (identified cost $128,836,029) (Note 2)	$130,237,129
Dividends receivable	220,190
Receivable for fund shares sold	188,984
Foreign tax reclaims receivable	30,056

TOTAL ASSETS	130,676,359

LIABILITIES:

Accrued management fees (Note 3)	109,076
Accrued fund accounting and transfer agent fees (Note 3)	12,025
Accrued directors’ fees (Note 3)	3,144
Accrued Chief Compliance Officer service fees (Note 3)	485
Payable for fund shares repurchased	91,350
Audit fees payable	32,525
Other payables and accrued expenses	12,780

TOTAL LIABILITIES	261,385

TOTAL NET ASSETS	$130,414,974

NET ASSETS CONSIST OF:

Capital stock	$235,115
Additional paid-in-capital	239,176,059
Undistributed net investment income	43,192
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(110,441,137)
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	1,401,745

TOTAL NET ASSETS	$130,414,974

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($130,414,974/23,511,546 shares)	$5.55

8	The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended December 31, 2009

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $40,005)	$4,517,316
Interest	5,684

Total Investment Income	4,523,000

EXPENSES:

Management fees (Note 3)	1,437,076
Fund accounting and transfer agent fees (Note 3)	89,507
Directors’ fees (Note 3)	12,849
Chief Compliance Officer service fees (Note 3)	3,729
Custodian fees	15,499
Miscellaneous	80,475

Total Expenses	1,639,135
Less reduction of expenses (Note 3)	(1,082)

Net Expenses	1,638,053

NET INVESTMENT INCOME	2,884,947

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized loss on-
Investments	(42,361,807)
Foreign currency and translation of other assets and liabilities	(177)

(42,361,984)

Net change in unrealized appreciation (depreciation) on-
Investments	57,425,746
Foreign currency and translation of other assets and liabilities	1,951

57,427,697

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	15,065,713

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,950,660

The accompanying notes are an integral part of the financial statements.	9

Statements of Changes in Net Assets

	For the Year Ended 12/31/09	For the Year Ended 12/31/08

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$2,884,947	$4,282,274
Net realized loss on investments and foreign currency	(42,361,984)	(66,006,039)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	57,427,697	(36,958,193)

Net increase (decrease) from operations	17,950,660	(98,681,958)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net investment income	(2,990,961)	(4,382,210)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(13,914,002)	12,336,743

Net increase (decrease) in net assets	1,045,697	(90,727,425)

NET ASSETS:

Beginning of year	129,369,277	220,096,702

End of year (including undistributed net investment income of $43,192 and $146,921, respectively)	$130,414,974	$129,369,277

10	The accompanying notes are an integral part of the financial statements.

Financial Highlights

	For the Years Ended				For the Period 7/1/05[1] to 12/31/05
	12/31/09	12/31/08	12/31/07	12/31/06

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$5.14	$9.34	$12.51	$10.70	$10.00

Income (loss) from investment operations:
Net investment income	0.10[2]	0.17	0.19	0.10	0.05
Net realized and unrealized gain (loss) on investments	0.44	(4.19)	(2.36)	2.00	0.69

Total from investment operations	0.54	(4.02)	(2.17)	2.10	0.74

Less distributions to shareholders:
From net investment income	(0.13)	(0.18)	(0.18)	(0.11)	(0.04)
From net realized gain on investments	—	—	(0.82)	(0.18)	—

Total distributions to shareholders	(0.13)	(0.18)	(1.00)	(0.29)	(0.04)

Net asset value - End of period	$5.55	$5.14	$9.34	$12.51	$10.70

Net assets - End of period (000’s omitted)	$130,415	$129,369	$220,097	$132,855	$49,674

Total return[3]	10.54%	(42.98%)	(17.46%)	19.62%	7.39%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.14%	1.12%	1.15%	1.18%	1.20%[4]
Net investment income	2.01%	2.34%	1.72%	1.14%	0.95%[4]
Portfolio turnover	98%	41%	38%	30%	6%

*The investment advisor did not impose all or a portion of its management fees, CCO fees and fund accounting and transfer agent fees in some periods. If these expenses had been incurred by the Series, the expense ratio (to average net assets)

would have been increased by the following amount:	0.00%[5]	N/A	N/A	N/A	0.16%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the year.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain periods. Periods less than one year are not annualized.

4Annualized.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.	11

Notes to Financial Statements

1.	ORGANIZATION

Financial Services Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies in the financial services industry.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2009, 4.6 billion shares have been designated in total among 29 series, of which 100 million have been designated as Financial Services Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, exchange-traded funds and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable

12

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2009 in valuing the Series’ assets or liabilities carried at market value:

Description	12/31/09	Level 1	Level 2	Level 3

Equity securities*	$128,188,237	$126,937,787	$1,250,450	$—
Preferred securities	—	—	—	—
Debt securities	—	—	—	—
Mutual funds	2,048,892	2,048,892	—	—
Other financial instruments**	—	—	—	—

Total	$130,237,129	$128,986,679	$1,250,450	$—

*Includes common stock, warrants and rights. Please see the Investment Portfolio for industry classification.

**Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/ depreciation on the instrument. As of December 31, 2009, the Series did not hold any derivative instruments.

There were no Level 3 securities held by the Series as of December 31, 2008 or December 31, 2009.

Interim and annual reporting periods beginning after December 15, 2009 will require additional disclosure regarding transfers in and/or out of Level 1 and 2. Additional disclosure surrounding the activity in Level 3 fair value measurement will also be effective for fiscal years beginning after December 15, 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

13

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2009, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2006 through December 31, 2009. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

14

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes (continued)

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2011, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.20% of average daily net assets each year. For the year ended December 31, 2009, the Advisor did not waive its management fee or reimburse any expenses of the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

15

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services through November 7, 2009, the Fund paid the Advisor an annual fee of 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense. Prior to October 12, 2009 (for sub-accountant) and November 9, 2009 (for sub-transfer agent) the Advisor had an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi served as sub-accountant and sub-transfer agent. The Advisor voluntarily agreed to waive a portion of the fund accounting and transfer agent fees and the Chief Compliance Officer service fees for the period March 1, 2009 to April 30, 2009. Accordingly, the Advisor waived fees of $1,082, which is included as a reduction of expenses on the Statement of Operations.

The Advisor has entered into agreements dated October 12, 2009 and November 9, 2009 with PNC Global Investment Servicing (“PNCGIS”) under which PNCGIS serves as sub-accountant services agent and sub-transfer agent, respectively. Effective November 7, 2009 under the amended master services agreement, the Fund pays the Advisor an annual fee of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Additionally, certain transaction-, account-, and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2009, purchases and sales of securities, other than United States Government securities and short-term securities, were $129,385,537 and $137,791,019, respectively. There were no purchases or sales of United States Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Financial Services Series were:

	For the Year Ended 12/31/09		For the Year Ended 12/31/08
	Shares	Amount	Shares	Amount

Sold	11,190,234	$55,137,124	3,484,154	$26,397,174
Reinvested	534,460	2,895,097	857,166	4,243,277
Repurchased	(13,401,764)	(71,946,223)	(2,707,152)	(18,303,708)

Total	(1,677,070)	$(13,914,002)	1,634,168	$12,336,743

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

16

Notes to Financial Statements

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes; the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivatives counterparties failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series during the year ended December 31, 2009.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	FINANCIAL SERVICES SECURITIES

The Series may focus its investments in certain related financial services industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

9.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including investments in Real Estate Investment Trusts (REITs), foreign currency gains and losses, losses deferred due to wash sales and Post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/09	For the Year Ended 12/31/08
Ordinary income	$2,990,961	$4,382,210

For the year ended December 31, 2009, the Series elected to defer $8,331,249 of capital losses attributable to Post-October losses.

17

Notes to Financial Statements

9.	FEDERAL INCOME TAX INFORMATION (continued)

At December 31, 2009, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes		$129,004,301
Unrealized appreciation		$8,829,101
Unrealized depreciation		(7,596,273)

Net unrealized appreciation		$1,232,828
Undistributed ordinary income		39,464
Capital loss carryover		101,937,888
The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire as follows:
	Loss Carryover	Expiration Date
	$50,750,211	December 31, 2016
	$51,187,677	December 31, 2017

10.	SUBSEQUENT EVENTS

On February 2, 2010, The PNC Financial Services Group, Inc. (“PNC”), which serves as the Series’ sub-accountant services agent and sub-transfer agent, entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with The Bank of New York Mellon Corporation (“BNY Mellon”), the Series’ custodian. Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC will sell to BNY Mellon (the “Stock Sale”) 100% of the issued and outstanding shares of PNC Global Investment Servicing Inc., an indirect, wholly-owned subsidiary of PNC. The Stock Sale is expected to close in the third quarter of 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through February 23, 2010, the date the financial statements were issued.

18

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Financial Services Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Financial Services Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

Columbus, Ohio

February 23, 2010

19

Supplemental Tax Information (unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series designates for the current fiscal year $2,990,961 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 72.93%, or if different, the maximum allowable under tax law.

20

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on December 7, 2009, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2009 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 23 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle periods relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 13 of the 26 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board

21

Renewal of Investment Advisory Agreement (unaudited)

concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Global Fixed Income Series and the Target Series Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

22

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004 - 2008; Director 1995 - 2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995-2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:

Partnership for New York City, Inc. (non-profit)

New York Collegium (non-profit)

Boston Early Music Festival (non-profit)

Amherst Early Music, Inc. (non-profit)

Gotham Early Music Scene, Inc. (non-profit)

23

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Incyte Corp. ViroPharma, Inc. WebMD Cheyne Capital International MPM Bio-equities GMP Companies HoustonPharma
Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Managing Partner, Aegis Investment Partners, LLC (investments) since 2006; Founder and Managing Partner (2004-2005) - Village Markets, LLC (groceries)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Pictometry International Corp.

24

Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member** since 2003, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since 1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1 The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

25

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

Management Discussion and Analysis (unaudited)

Dear Shareholders:

The Real Estate Series was launched on November 10, 2009. Since that time, the Series has earned a return of 6.36%. In comparison, the S&P 500 Index has earned a return of 2.32% while the Morgan Stanley Capital International (MSCI) U.S. Real Estate Investment Trust (REIT) Index has posted a return of 9.90%.

The Series was opened to take advantage of the extreme negative sentiment that developed following the bursting of the housing bubble in the U.S. and many areas of the developed world. Following an extended period of significant price increases, residential real estate in particular began a dramatic cyclical downturn in 2006, which eventually led to a global credit crisis and severe economic recession. In the current environment, there is also a growing inventory of commercial properties that have debt greater than the worth of the property. These events have created opportunities in the real estate sector for long-term investors.

The initial focus of the Real Estate Series has been to identify opportunities that are believed to have less sensitivity to overall economic activity. Examples include health care real estate, senior housing, where demand for space should be driven by an aging population, and student housing, which should benefit from growth in the overall population of college students and a need to replace/renovate student housing.

The Series is less focused on retail real estate, given the debt-heavy state of the U.S. consumer, although we see potential in niche retailers that can benefit from a restructuring of the traditional mall structure. Given near record declines in the performance of hotels in this current downturn, the Series has also made a selective entry into this industry group.

Overall, the Series’ focus on more defensive investments that are less related to an economic recovery led to a drag on returns relative to the MSCI U.S. REIT Index over the short time it was active in 2009. Much of the 2009 rally in global markets favored lower quality securities, including those more sensitive to the viability of the recovery. In addition, the Series’ relative performance suffered slightly due to a higher than normal cash allocation in its first full weeks. The real estate market was particularly active during the initial stages of the Series’ positioning, and our initial cash position acted as a drag on returns during these early days.

From a macro perspective, the current environment remains challenging. On the one hand, more encouraging pockets of optimism have been found in the housing and manufacturing sectors, and while the unemployment rate continues to move higher, there are subtle signs of improvement in the U.S. labor markets. On the other hand, macro-economic challenges remain in the face of a growing government deficit, continued easy monetary policy, a debt-burdened U.S. consumer and widespread inflation concerns.

We recognize that solving yesterday’s problems may create new and different macro-economic challenges. Our approach has always been to remain cognizant of macro-economic conditions, but to allow company-specific factors to drive our investment decisions. In an environment like today, the very uncertainty that makes investors cautious can also create attractively priced investment opportunities for long-term investors. We will continue to seek out such opportunities as the next phase of this market and economic cycle unfolds.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of December 31, 2009 (unaudited)

Total Return Since Inception[1] As of December 31, 2009
Manning & Napier Fund, Inc. - Real Estate Series[2]	6.36%
Standard & Poor’s (S&P) 500 Total Return Index[3]	2.32%
Morgan Stanley Capital International (MSCI) U.S. Real Estate Investment Trust (REIT) Index[3]	9.90%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Real Estate Series from its inception1 (11/10/09) to present (12/31/09) to the S&P 500 Total Return Index and the MSCI U.S. REIT Index.

1Performance numbers for the Series and Index are calculated from November 10, 2009, the Series’ inception date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended December 31, 2009, this annualized net expense ratio was 1.20%. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.58% for the period ended December 31, 2009.

3The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends. The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The Index represents approximately 85% of the U.S. REIT universe. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 10, 2009* to December 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 11/10/09*	Ending Account Value 12/31/09	Expenses Paid During Period 11/10/09*-12/31/09
Actual	$1,000.00	$1,063.60	$1.73[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11[2]

*Commencement of Operations.

1Expenses are equal to the Series’ annualized expense ratio (for the period 11/10/09* to 12/31/09) of 1.20%, multiplied by the average account value over the period, multiplied by 51/365 (to reflect the period since inception). The Series’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

2Expenses are equal to the Series’ annualized expense ratio (for the period 11/10/09* to 12/31/09), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

3

Portfolio Composition as of December 31, 2009 (unaudited)

Sector Allocation1

1As a percentage of net assets.

Top Ten Stock Holdings2

BioMed Realty Trust, Inc.	4.9%	Host Hotels & Resorts, Inc.	3.0%
Simon Property Group, Inc.	4.9%	Camden Property Trust	3.0%
HCP, Inc.	4.8%	UDR, Inc.	3.0%
Corporate Office Properties Trust	4.7%	DuPont Fabros Technology, Inc.	3.0%
Digital Realty Trust, Inc.	3.1%	Healthcare Realty Trust, Inc.	3.0%

2As a percentage of total investments.

4

Investment Portfolio - December 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS - 96.6%

Consumer Discretionary - 4.2%
Hotels, Restaurants & Leisure - 4.2%
Choice Hotels International, Inc.	61,460	$1,945,824
Hyatt Hotels Corp. - Class A*	31,690	944,679

Total Consumer Discretionary		2,890,503

Financials - 86.5%
Real Estate Management & Development - 0.9%
CB Richard Ellis Group, Inc.*	46,600	632,362

REITS - Apartments - 20.6%
American Campus Communities, Inc.	71,210	2,001,001
Apartment Investment & Management Co.	128,870	2,051,610
AvalonBay Communities, Inc.	25,070	2,058,498
Camden Property Trust	49,710	2,106,213
Education Realty Trust, Inc.	179,810	870,280
Home Properties, Inc.	43,540	2,077,294
Mid-America Apartment Communities, Inc.	20,430	986,360
UDR, Inc.	127,550	2,096,922

		14,248,178

REITS - Diversified - 6.1%
Digital Realty Trust, Inc.	42,940	2,159,023
DuPont Fabros Technology, Inc.	115,820	2,083,602

		4,242,625

REITS - Health Care - 12.1%
HCP, Inc.	110,990	3,389,635
Health Care REIT, Inc.	42,020	1,862,326
Healthcare Realty Trust, Inc.	96,990	2,081,405
Omega Healthcare Investors, Inc.	52,230	1,015,874

		8,349,240

REITS - Hotels - 8.0%
DiamondRock Hospitality Co.	79,410	672,603
Host Hotels & Resorts, Inc.*	182,030	2,124,290
LaSalle Hotel Properties	47,540	1,009,274
Pebblebrook Hotel Trust*	77,320	1,701,813

		5,507,980

REITS - Manufactured Homes - 2.8%
Equity Lifestyle Properties, Inc.	39,030	1,969,844

REITS - Office Property - 17.0%
Alexandria Real Estate Equities, Inc.	15,920	1,023,497
BioMed Realty Trust, Inc.	218,710	3,451,244
Boston Properties, Inc.	28,520	1,912,836
Corporate Office Properties Trust	90,740	3,323,806

The accompanying notes are an integral part of the financial statements.	5

Investment Portfolio - December 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
REITS - Office Property (continued)
Douglas Emmett, Inc.	142,790	$2,034,758

		11,746,141

REITS - Regional Malls - 4.9%
Simon Property Group, Inc.	42,860	3,420,228

REITS - Shopping Centers - 8.5%
Acadia Realty Trust	58,750	991,112
Equity One, Inc.	119,250	1,928,273
Tanger Factory Outlet Centers, Inc.	50,110	1,953,789
Westfield Group (Australia)	87,740	988,304

		5,861,478

REITS - Single Tenant - 5.6%
National Retail Properties, Inc.	93,700	1,988,314
Realty Income Corp.	73,920	1,915,267

		3,903,581

Total Financials		59,881,657

Telecommunication Services - 5.9%
Wireless Telecommunication Services - 5.9%
American Tower Corp. - Class A*	31,490	1,360,683
Crown Castle International Corp.*	35,040	1,367,962
SBA Communications Corp. - Class A*	39,020	1,332,923

Total Telecommunication Services		4,061,568

TOTAL COMMON STOCKS (Identified Cost $63,219,243)		66,833,728

MUTUAL FUNDS - 2.3%
iShares Dow Jones US Real Estate Index Fund (Identified Cost $1,487,605)	34,140	1,567,709

SHORT-TERM INVESTMENTS - 2.5%
Dreyfus Cash Management, Inc. - Institutional Shares[1], 0.07% (Identified Cost $1,745,835)	1,745,835	$1,745,835

TOTAL INVESTMENTS - 101.4% (Identified Cost $66,452,683)		70,147,272

LIABILITIES, LESS OTHER ASSETS - (1.4%)		(968,686)

NET ASSETS - 100%		$69,178,586

REITS - Real Estate Investment Trusts

*Non-income producing security

1Rate shown is the current yield as of December 31, 2009.

6	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

December 31, 2009

ASSETS:

Investments, at value (identified cost $66,452,683) (Note 2)	$70,147,272
Dividends receivable	219,177
Receivable for fund shares sold	55,286

TOTAL ASSETS	70,421,735

LIABILITIES:

Accrued management fees (Note 3)	35,518
Accrued fund accounting and transfer agent fees (Note 3)	6,114
Accrued directors’ fees (Note 3)	3,140
Accrued Chief Compliance Officer service fees (Note 3)	362
Payable for securities purchased	1,109,898
Payable for fund shares repurchased	50,135
Audit fees payable	31,300
Other payables and accrued expenses	6,682

TOTAL LIABILITIES	1,243,149

TOTAL NET ASSETS	$69,178,586

NET ASSETS CONSIST OF:

Capital stock	$65,179
Additional paid-in-capital	65,332,863
Undistributed net investment income	14,426
Accumulated net realized gain on investments	71,529
Net unrealized appreciation on investments	3,694,589

TOTAL NET ASSETS	$69,178,586

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($69,178,586/6,517,903 shares)	$10.61

The accompanying notes are an integral part of the financial statements.	7

Statement of Operations

For the Period November 10, 20091 to December 31, 2009

INVESTMENT INCOME:

Dividends	$217,556

EXPENSES:

Management fees (Note 3)	82,614
Fund accounting and transfer agent fees (Note 3)	6,114
Directors’ fees (Note 3)	3,150
Chief Compliance Officer service fees (Note 3)	575
Audit fees	31,300
Custodian fees	1,350
Miscellaneous	5,425

Total Expenses	130,528
Less reduction of expenses (Note 3)	(31,391)

Net Expenses	99,137

NET INVESTMENT INCOME	118,419

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments	112,303
Net change in unrealized appreciation on investments	3,694,589

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,806,892

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,925,311

1Commencement of operations.

8	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

For the Period November 10, 20091 to December 31, 2009

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$118,419
Net realized gain on investments	112,303
Net change in unrealized appreciation on investments	3,694,589

Net increase from operations	3,925,311

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net investment income	(103,993)
From net realized gain on investments	(40,774)

Total distributions to shareholders	(144,767)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	65,398,042

Net increase in net assets	69,178,586

NET ASSETS:

Beginning of period	—

End of period (including undistributed net investment income of $14,426)	$69,178,586

1Commencement of operations.

The accompanying notes are an integral part of the financial statements.	9

Financial Highlights

For the Period November 10, 20091 to December 31, 2009

Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00

Income from investment operations:
Net investment income	0.02[2]
Net realized and unrealized gain on investments	0.62

Total from investment operations	0.64

Less distributions to shareholders:
From net investment income	(0.02)
From net realized gain on investments	(0.01)

Total distributions to shareholders	(0.03)

Net asset value - End of period	$10.61

Net assets - End of period (000’s omitted)	$69,179

Total return[3]	6.36%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.20%[4]
Net investment income	1.43%[4]
Portfolio turnover	3%

*The investment advisor did not impose all of its management fees during the period. If these expenses had been incurred by the Series, the expense ratio (to average net assets)
would have been increased by the following amount:	0.38%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the period. Periods less than one year are not annualized.

4Annualized.

10	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

Real Estate Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies in real estate-based industries.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2009, 4.6 billion shares have been designated in total among 29 series, of which 100 million have been designated as Real Estate Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, exchange-traded funds and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant

11

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2009 in valuing the Series’ assets or liabilities carried at market value:

Description	12/31/09	Level 1	Level 2	Level 3

Equity securities*	$66,833,728	$66,833,728	$—	$—
Preferred securities	—	—	—	—
Debt securities	—	—	—	—
Mutual funds	3,313,544	3,313,544	—	—
Other financial instruments**	—	—	—	—

Total	$70,147,272	$70,147,272	$—	$—

*Includes common stock, warrants and rights. Please see the Investment Portfolio for industry classification.

**Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of December 31, 2009, the Series did not hold any derivative instruments.

There were no Level 3 securities held by the Series as of November 10, 2009 (commencement of operations) or December 31, 2009.

Interim and annual reporting periods beginning after December 15, 2009 will require additional disclosure regarding transfers in and/or out of Level 1 and 2.Additional disclosure surrounding the activity in Level 3 fair value measurement will also be effective for fiscal years beginning after December 15, 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

12

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2009, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation, as this is the inception year for the Series and it has not yet filed any tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

13

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes (continued)

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2011, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.20% of average daily net assets each year. Accordingly, the Advisor waived fees of $31,391 for the period November 10, 2009 (commencement of operations) to December 31, 2009, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup this amount.

14

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has entered into agreements dated October 12, 2009 and November 9, 2009 with PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”) under which PNCGIS serves as sub-accountant services agent and sub-transfer agent, respectively. Effective November 7, 2009 under the amended master services agreement, the Fund pays the Advisor an annual fee of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Additionally, certain transaction-, account-, and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

4.	PURCHASES AND SALES OF SECURITIES

For the period November 10, 2009 (commencement of operations) to December 31, 2009, purchases and sales of securities, other than United States Government securities and short-term securities, were $66,426,476 and $1,736,947, respectively. There were no purchases or sales of United States Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Real Estate Series were:

	For the period 11/10/09 (commencement of operations) to 12/31/09
	Shares	Amount

Sold	6,617,571	$66,420,562
Reinvested	13,571	139,922
Repurchased	(113,239)	(1,162,442)

Total	6,517,903	$65,398,042

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes; the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivatives counterparties failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund

15

Notes to Financial Statements

6.	FINANCIAL INSTRUMENTS (continued)

to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series during the period ended December 31, 2009.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	REAL ESTATE SECURITIES

The Series may focus its investments in certain related real estate industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

9.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid for the period November 10, 2009 (commencement of operations) to December 31, 2009 were as follows:

Ordinary income	$103,993
Long-term capital gains	40,774

At December 31, 2009, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$66,452,683
Unrealized appreciation	$3,827,908
Unrealized depreciation	(133,319)

Net unrealized appreciation	$3,694,589
Undistributed ordinary income	85,955

10.	SUBSEQUENT EVENTS

On February 2, 2010, the PNC Financial Services Group, Inc. (“PNC”), which serves as the Series’ sub-accountant services agent and sub-transfer agent, entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with The Bank of New York Mellon Corporation (“BNY Mellon”), the Series’ custodian. Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC will sell to BNY Mellon (the “Stock Sale”) 100% of the issued and outstanding shares of PNC Global Investment Servicing, Inc., an indirect, wholly-owned subsidiary of PNC. The Stock Sale is expected to close in the third quarter of 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

16

Notes to Financial Statements

10.	SUBSEQUENT EVENTS (continued)

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through February 23, 2010, the date the financial statements were issued.

17

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Real Estate Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Real Estate Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the period November 10, 2009 (commencement of operations) through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

Columbus, Ohio

February 23, 2010

18

Supplemental Tax Information (unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series designates for the current fiscal year $7,397 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates $40,774 as capital gains for its taxable year ended December 31, 2009, or if different, the maximum allowable under tax law.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 5.99%, or if different, the maximum allowable under tax law.

19

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on December 7, 2009, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2009 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 23 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle periods relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 13 of the 26 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

20

Renewal of Investment Advisory Agreement (unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Global Fixed Income Series and the Target Series Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

21

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004 - 2008; Director 1995 - 2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995-2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:

Partnership for New York City, Inc. (non-profit)

New York Collegium (non-profit)

Boston Early Music Festival (non-profit)

Amherst Early Music, Inc. (non-profit)

Gotham Early Music Scene, Inc. (non-profit)

22

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Incyte Corp. ViroPharma, Inc. WebMD Cheyne Capital International MPM Bio-equities GMP Companies HoustonPharma
Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Managing Partner, Aegis Investment Partners, LLC (investments) since 2006; Founder and Managing Partner (2004-2005) - Village Markets, LLC (groceries)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Pictometry International Corp.

23

Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member** since 2003, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since 1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

24

This Page Intentionally Left Blank

25

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Over the past twelve months, investor sentiment has moved rather quickly from extreme pessimism to guarded optimism. Volatility continued during the first quarter of 2009, with broad equity markets down more than 10%. After hitting a low point in late March, both domestic and foreign stock markets turned upwards rather dramatically, posting 40% to 60% returns off their lows through the end of the year.

While this turnaround has not been enough to fully offset losses experienced during the current bear market, recent returns indicate that market participants appear more confident in an economic rebound. During 2009, the Morgan Stanley Capital International (MSCI) All Country World Index excluding the U.S. (ACWIxUS) was up a remarkable 41.45%.

The International Series was also up significantly over the twelve months ended December 31, 2009, with a return of 34.23%. While the Series’ return during 2009 lagged that of its benchmark during this strong market rebound, the Series continues to outperform the MSCI ACWIxUS over the current international stock market cycle (4/1/03 to 12/31/09), which includes both a bull and a bear market. Over this current market cycle (4/1/03 to 12/31/09), the International Series has earned an annualized return of 15.08% relative to the 14.13% return of the MSCI ACWIxUS.

Throughout the year, the Series’ greatest country allocations included the United Kingdom, France and Germany. A higher allocation to France and Germany relative to the benchmark detracted from performance as these developed markets rebounded less than many developing markets following March lows. In contrast, the Series’ meaningful allocation to the United Kingdom aided returns, as did the specific holdings selected within this market. The Series’ modest allocation to Japan relative to the benchmark also contributed positively as this country’s market continued to struggle despite the emergence of a global economic recovery.

During 2009, the Series added to holdings in Brazil, including companies in oil, rail and health insurance industries. Our thesis that the current administration’s economic policies should support growth was recognized by the market as Brazil represented one of the strongest performers in 2009. In contrast, the Series did not participate in the strong rebound in the Materials sector in countries such as Canada and Australia.

Currently, Germany, France and the United Kingdom remain the Series’ largest country allocations, based on our view that Western Europe is in the midst of a long-term reform project in which several burdens within the corporate sector have been removed to increase the competitiveness of this region.

From a macro perspective, the current environment remains challenging. On the one hand, more encouraging pockets of optimism have been found in the housing and manufacturing sectors, and while the unemployment rate remains high in many developed countries, there are subtle signs of improvement in the U.S. labor markets. On the other hand, macro-economic challenges remain in the face of a growing government deficit, continued easy monetary policy, a debt-burdened U.S. consumer and widespread inflation concerns.

We recognize that solving yesterday’s problems may create new and different macro-economic challenges. In an environment like today, the very uncertainty that makes investors cautious can also create attractively priced investment opportunities for long-term investors. We will continue to seek out such opportunities as the next phase of this market and economic cycle unfolds

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of December 31, 2009 (unaudited)

	Average Annual Total Returns As of December 31, 2009
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - International Series[2]	34.23%	7.08%	4.52%	9.13%
Standard & Poor’s (S&P) 500 Total Return Index[3]	26.50%	0.43%	-0.94%	7.97%
Morgan Stanley Capital International (MSCI) All Country World Index ex U.S.[3]	41.45%	5.83%	2.71%	6.93%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - International Series for the ten years ended December 31, 2009 to the S&P 500 Total Return Index and the MSCI All Country World Index ex U.S.

1Performance numbers for the Series and the S&P 500 Total Return Index are calculated from August 27, 1992, the Series’ inception date. Prior to 2001, the MSCI All Country World Index ex U.S. only published month-end numbers; therefore, performance numbers for the Index are calculated from August 31, 1992.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2009, this net expense ratio was 1.15%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.15% for the year ended December 31, 2009.

3The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series (see Note 1 above) through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09
Actual	$1,000.00	$1,250.90	$6.41
Hypothetical (5% return before expenses)	$1,000.00	$1,019.51	$5.75

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.13%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition as of December 31, 2009 (unaudited)

Country Allocation1

1As a percentage of net assets.

2Miscellaneous

Ireland 1.4%

Malaysia 3.0%

Mexico 0.8%

Norway 2.8%

Portugal 1.1%

Spain 0.7%

Sector Allocation3

3As a percentage of net assets.

4

Investment Portfolio - December 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS - 96.8%

Consumer Discretionary - 12.6%
Auto Components - 1.4%
Hankook Tire Co. Ltd. (South Korea)	178,870	$3,916,945

Automobiles - 2.7%
Hero Honda Motors Ltd. (India)	42,450	1,566,914
Hyundai Motor Co. (South Korea)	39,610	4,115,855
Maruti Suzuki India Ltd. (India)	44,940	1,506,627

		7,189,396

Household Durables - 3.2%
Corporacion Geo S.A.B. de C.V. - Class B (Mexico)*	783,010	2,079,328
Klabin Segall S.A. (Brazil)*	140,000	398,047
LG Electronics, Inc. (South Korea)	32,640	3,405,621
Rodobens Negocios Imobiliarios S.A. (Brazil)	259,000	2,673,308

		8,556,304

Media - 2.8%
Impresa-Sociedade Gestora de Participacoes S.A. (Portugal)*	338,000	867,325
Reed Elsevier plc - ADR (United Kingdom)	60,311	1,977,598
Societe Television Francaise 1 (France)	108,530	2,005,464
Wolters Kluwer N.V. (Netherlands)	114,447	2,510,199
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A. - ADR (Portugal)[1,2]	13,275	82,622

		7,443,208

Multiline Retail - 1.0%
PPR (France)	22,930	2,769,074

Specialty Retail - 0.7%
Komeri Co. Ltd. (Japan)	67,000	1,787,674

Textiles, Apparel & Luxury Goods - 0.8%
LVMH S.A. (Louis Vuitton Moet Hennessy) (France)	18,700	2,101,160

Total Consumer Discretionary		33,763,761

Consumer Staples - 18.0%
Beverages - 2.9%
Diageo plc (United Kingdom)	162,810	2,850,595
Kirin Holdings Co. Ltd. (Japan)	215,000	3,439,630
United Spirits Ltd. (India)	57,400	1,554,555

		7,844,780

Food & Staples Retailing - 6.5%
Carrefour S.A. (France)	165,082	7,942,073
Casino Guichard-Perrachon S.A. (France)	34,170	3,062,990
President Chain Store Corp. (Taiwan)	702,320	1,670,988

The accompanying notes are an integral part of the financial statements.	5

Investment Portfolio - December 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food & Staples Retailing (continued)
Tesco plc (United Kingdom)	667,410	$4,613,831

		17,289,882

Food Products - 6.1%
Danone S.A. (France)	40,012	2,456,691
IOI Corp. Berhad (Malaysia)	560,800	895,904
Nestle S.A. (Switzerland)	105,220	5,106,138
Suedzucker AG (Germany)	90,690	1,890,323
Unilever plc - ADR (United Kingdom)	185,230	5,908,837

		16,257,893

Household Products - 2.5%
Hindustan Unilever Ltd. (India)	250,540	1,425,658
Kao Corp. (Japan)	47,000	1,097,600
Reckitt Benckiser Group plc (United Kingdom)	78,270	4,242,701

		6,765,959

Total Consumer Staples		48,158,514

Energy - 5.2%
Oil, Gas & Consumable Fuels - 5.2%
BP plc (United Kingdom)	256,880	2,489,469
Royal Dutch Shell plc - Class B - ADR (Netherlands)	87,780	5,102,651
Royal Dutch Shell plc - Class B (Netherlands)	88,430	2,587,397
Total S.A. (France)	56,580	3,650,362

Total Energy		13,829,879

Financials - 15.0%
Capital Markets - 0.7%
Daiwa Securities Group, Inc. (Japan)	98,000	489,290
Nomura Holdings, Inc. (Japan)	78,900	576,914
OSK Holdings Berhad (Malaysia)	1,671,600	834,824
OSK Ventures International Berhad (Malaysia)*	202,575	39,343

		1,940,371

Commercial Banks - 5.1%
Axis Bank Ltd. (India)	67,600	1,436,981
BNP Paribas (France)	28,330	2,270,234
The Chugoku Bank Ltd. (Japan)	137,000	1,690,159
Commerzbank AG (Germany)*	62,500	527,277
Credit Agricole S.A. (France)	63,090	1,117,870
The Hachijuni Bank Ltd. (Japan)	244,000	1,414,721
Hong Leong Financial Group Berhad (Malaysia)	816,800	1,779,593
Mitsubishi UFJ Financial Group, Inc. (Japan)	170,000	825,039
Royal Bank of Scotland Group plc (United Kingdom)*	277,092	130,687

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Commercial Banks (continued)
Societe Generale (France)	15,410	$1,081,353
The Sumitomo Trust & Banking Co. Ltd. (Japan)	247,000	1,201,385

		13,475,299

Diversified Financial Services - 0.2%
ING Groep N.V. (Netherlands)*	65,395	646,853

Insurance - 6.9%
Allianz SE (Germany)	40,870	5,106,040
Amil Participacoes S.A. (Brazil)	717,000	5,642,102
AXA S.A. (France)	56,372	1,336,630
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe) (Germany)	40,610	6,326,374

		18,411,146

Real Estate Investment Trusts (REITS) - 1.3%
Alstria Office REIT AG (Germany)	313,480	3,370,415

Real Estate Management & Development - 0.0%**
OSK Property Holdings Berhad (Malaysia)	243,091	36,918

Thrifts & Mortgage Finance - 0.8%
Aareal Bank AG (Germany)*	115,790	2,201,034

Total Financials		40,082,036

Health Care - 10.6%
Health Care Equipment & Supplies - 0.9%
Straumann Holding AG (Switzerland)	8,894	2,514,858

Pharmaceuticals - 9.7%
AstraZeneca plc - ADR (United Kingdom)	46,350	2,175,669
AstraZeneca plc (United Kingdom)	27,960	1,314,407
Bayer AG (Germany)	107,350	8,611,761
GlaxoSmithKline plc (United Kingdom)	172,980	3,686,638
Novartis AG - ADR (Switzerland)	49,000	2,667,070
Sanofi-Aventis S.A. (France)	26,423	2,085,598
Shire plc (Ireland)	195,160	3,814,181
Takeda Pharmaceutical Co. Ltd. (Japan)	34,900	1,435,196

		25,790,520

Total Health Care		28,305,378

Industrials - 16.6%
Airlines - 1.3%
Deutsche Lufthansa AG (Germany)	206,580	3,479,672

Commercial Services & Supplies - 2.6%
Taiwan Secom Co. Ltd. (Taiwan)	777,210	1,307,297

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - December 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Commercial Services & Supplies (continued)
Tomra Systems ASA (Norway)	1,189,080	$5,688,887

		6,996,184

Construction & Engineering - 0.6%
Larsen & Toubro Ltd. (India)	41,270	1,487,795

Electrical Equipment - 3.4%
Alstom S.A. (France)	37,560	2,641,589
Bharat Heavy Electricals Ltd. (India)	30,080	1,553,482
Schneider Electric S.A. (France)	26,590	3,117,293
Teco Electric and Machinery Co. Ltd. (Taiwan)	4,084,000	1,787,588

		9,099,952

Industrial Conglomerates - 3.5%
Siemens AG (Germany)	92,300	8,496,040
Sonae (Portugal)	669,100	834,493
Sonae Capital S.A. (SGPS) (Portugal)*	83,637	99,515

		9,430,048

Machinery - 1.8%
FANUC Ltd. (Japan)	19,400	1,797,627
MAN SE (Germany)	36,380	2,839,181

		4,636,808

Road & Rail - 2.5%
All America Latina Logistica S.A. (Brazil)	722,000	6,759,679

Transportation Infrastructure - 0.9%
Malaysia Airports Holdings Berhad (Malaysia)	2,148,700	2,491,337

Total Industrials		44,381,475

Information Technology - 5.5%
Communications Equipment - 0.4%
D-Link Corp. (Taiwan)	1,120,606	1,180,692

Electronic Equipment, Instruments & Components - 0.9%
Keyence Corp. (Japan)	6,845	1,411,113
Yageo Corp. (Taiwan)	2,931,000	1,072,149

		2,483,262

IT Services - 1.0%
Cap Gemini S.A. (France)	56,320	2,581,175

Semiconductors & Semiconductor Equipment - 1.8%
Hynix Semiconductor, Inc. (South Korea)*	82,930	1,648,665

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	275,315	$3,149,604

		4,798,269

Software - 1.4%
SAP AG (Germany)	76,970	3,641,226

Total Information Technology		14,684,624

Materials - 0.8%
Chemicals - 0.0%**
Arkema S.A. (France)	1,229	45,808

Construction Materials - 0.8%
Taiwan Cement Corp. (Taiwan)	1,899,827	2,019,513

Total Materials		2,065,321

Telecommunication Services - 6.6%
Diversified Telecommunication Services - 5.2%
France Telecom S.A. - ADR (France)	38,800	979,312
France Telecom S.A. (France)	155,920	3,895,932
Portugal Telecom S.A. (SGPS) - ADR (Portugal)	94,250	1,144,195
Swisscom AG - ADR (Switzerland)[2]	106,400	4,038,944
Telefonica S.A. - ADR (Spain)	22,850	1,908,432
Telenor ASA - ADR (Norway)[2]	45,480	1,901,064

		13,867,879

Wireless Telecommunication Services - 1.4%
Digi.Com Berhad (Malaysia)	284,200	1,822,731
SK Telecom Co. Ltd. - ADR (South Korea)	114,190	1,856,730

		3,679,461

Total Telecommunication Services		17,547,340

Utilities - 5.9%
Electric Utilities - 2.6%
E.ON AG (Germany)	164,441	6,890,506

Multi-Utilities - 2.0%
GDF Suez (France)	51,850	2,251,068
National Grid plc (United Kingdom)	286,530	3,142,426

		5,393,494

The accompanying notes are an integral part of the financial statements.	9

Investment Portfolio - December 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Utilities (continued)
Water Utilities - 1.3%
Companhia de Saneamento de Minas Gerais - Copasa MG (Brazil)	182,000	$3,475,876

Total Utilities		15,759,876

TOTAL COMMON STOCKS (Identified Cost $231,399,836)		258,578,204

SHORT-TERM INVESTMENTS - 3.0%
Dreyfus Cash Management, Inc. - Institutional Shares[3], 0.07%, (Identified Cost $8,013,342)	8,013,342	8,013,342

TOTAL INVESTMENTS - 99.8% (Identified Cost $239,413,178)		266,591,546

OTHER ASSETS, LESS LIABILITIES - 0.2%		508,854

NET ASSETS - 100%		$267,100,400

ADR - American Depository Receipt

*Non-income producing security

**Less than 0.1%.

1Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. This security has been sold under rule 144A and has been determined to be liquid under guidelines established by the Board of Directors. This security amounts to $82,622, or 0.0%** of the Series’ net assets as of December 31, 2009 (see Note 2 to the financial statements).

2Latest quoted sales price is not available and the latest quoted bid price was used to value the security.

3Rate shown is the current yield as of December 31, 2009.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries: Germany - 20.0%; France - 17.7%; United Kingdom - 12.2%.

10	The accompanying notes are an integral part of the financial statements.

Statement of Assets & Liabilities

December 31, 2009

ASSETS:

Investments, at value (identified cost $239,413,178) (Note 2)	$266,591,546
Cash	437,468
Foreign currency, at value (cost $340,402)	336,542
Receivable for fund shares sold	402,040
Foreign tax reclaims receivable	297,989
Dividends receivable	122,795

TOTAL ASSETS	268,188,380

LIABILITIES:

Accrued management fees (Note 3)	216,245
Accrued fund accounting and transfer agent fees (Note 3)	14,635
Accrued directors’ fees (Note 3)	3,141
Accrued Chief Compliance Officer service fees (Note 3)	476
Payable for securities purchased	608,497
Payable for fund shares repurchased	145,580
Audit fees payable	37,971
Accrued capital gains tax payable (Note 2)	34,256
Accrued custodian fees	15,512
Other payables and accrued expenses	11,667

TOTAL LIABILITIES	1,087,980

TOTAL NET ASSETS	$267,100,400

NET ASSETS CONSIST OF:

Capital stock	$318,422
Additional paid-in-capital	239,019,215
Accumulated net investment loss	(461,584)
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	1,074,689
Net unrealized appreciation on investments (net of accrued capital gains tax of $34,256), foreign currency and translation of other assets and liabilities	27,149,658

TOTAL NET ASSETS	$267,100,400

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($267,100,400/31,842,152 shares)	$8.39

The accompanying notes are an integral part of the financial statements.	11

Statement of Operations

For the Year Ended December 31, 2009

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $707,910)	$6,058,736
Interest	21,139

Total Investment Income	6,079,875

EXPENSES:

Management fees (Note 3)	1,992,350
Fund accounting and transfer agent fees (Note 3)	113,492
Directors’ fees (Note 3)	12,849
Chief Compliance Officer service fees (Note 3)	3,729
Custodian fees	63,400
Miscellaneous	104,768

Total Expenses	2,290,588
Less reduction of expenses (Note 3)	(1,621)

Net Expenses	2,288,967

NET INVESTMENT INCOME	3,790,908

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	8,575,066
Foreign currency, and translation of other assets and liabilities	(14,566)

8,560,500

Net change in unrealized appreciation (depreciation) on-
Investments (net of accrued capital gains tax of $34,256)	48,029,117
Foreign currency, and translation of other assets and liabilities	22,365

48,051,482

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	56,611,982

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$60,402,890

12	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended 12/31/09	For the Year Ended 12/31/08

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$3,790,908	$5,748,981
Net realized gain on investments and foreign currency	8,560,500	7,829,032
Net change in unrealized appreciation (depreciation) on investments (net of accrued capital gains tax of $34,256)and foreign currency	48,051,482	(104,908,391)

Net increase (decrease) from operations	60,402,890	(91,330,378)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(4,479,987)	(5,329,285)
From net realized gain on investments	(7,507,773)	(12,640,693)

Total distributions to shareholders	(11,987,760)	(17,969,978)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	36,412,740	21,493,340

Net increase (decrease) in net assets	84,827,870	(87,807,016)

NET ASSETS:

Beginning of year	182,272,530	270,079,546

End of year (including accumulated net investment loss of $461,584 and undistributed net investment income of $237,351, respectively)	$267,100,400	$182,272,530

The accompanying notes are an integral part of the financial statements.	13

Financial Highlights

		For the Years Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$6.57	$10.87	$9.84	$9.90	$9.52

Income (loss) from investment operations:
Net investment income	0.14[1]	0.22	0.15	0.15	0.11
Net realized and unrealized gain (loss) on investments	2.10	(3.82)	1.12	2.01	1.21

Total from investment operations	2.24	(3.60)	1.27	2.16	1.32

Less distributions to shareholders:
From net investment income	(0.16)	(0.21)	(0.14)	(0.15)	(0.11)
From net realized gain on investments	(0.26)	(0.49)	(0.10)	(2.07)	(0.83)

Total distributions to shareholders	(0.42)	(0.70)	(0.24)	(2.22)	(0.94)

Net asset value - End of year	$8.39	$6.57	$10.87	$9.84	$9.90

Net assets - End of year (000’s omitted)	$267,100	$182,273	$270,080	$215,981	$193,168

Total return[2]	34.23%	(33.25%)	13.01%	21.96%	13.99%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.15%*	1.15%	1.16%	1.18%	1.24%
Net investment income	1.90%	2.49%	1.47%	1.39%	1.10%
Portfolio turnover	17%	9%	20%	30%	35%

*The investment advisor did not impose all of or a portion of its CCO fees, fund accounting and transfer agent fees during the year ended 12/31/09. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by 0.00%3.

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total returns would have been lower had certain expenses not been waived during the year ended December 31, 2009.

3Less than 0.01%.

14	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

International Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies located outside the United States.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series resumed offering shares directly to investors on May 18, 2004, as it had done previously from time to time. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2009, 4.6 billion shares have been designated in total among 29 series, of which 100 million have been designated as International Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

15

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments.) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2009 in valuing the Series’ assets or liabilities carried at market value:

Description	12/31/09	Level 1	Level 2	Level 3

Equity securities*	$258,578,204	$252,555,574	$6,022,630	$—
Preferred securities	—	—	—	—
Debt securities	—	—	—	—
Mutual funds	8,013,342	8,013,342	—	—
Other financial instruments**	—	—	—	—

Total	$266,591,546	$260,568,916	$6,022,630	$—

* Includes common stock, warrants and rights. Please see the Investment Portfolio for industry classification and for securities where a latest quoted sales price is not available and the last quoted bid price was used to value the security. Such securities are included in Level 2 in the table above.

** Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of December 31, 2009, the Series did not hold any derivative instruments.

There were no Level 3 securities held by the Series as of December 31, 2008 or December 31, 2009.

Interim and annual reporting periods beginning after December 15, 2009 will require additional disclosure regarding transfers in and/or out of Level 1 and 2. Additional disclosure surrounding the activity in Level 3 fair value measurement will also be effective for fiscal years beginning after December 15, 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

16

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2009, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2006 through December 31, 2009. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

17

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services through November 7, 2009, the Fund paid the Advisor an annual fee of 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense. Prior to October 12, 2009 (for sub-accountant) and November 9, 2009 (for sub-transfer agent), the Advisor had an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi served as sub-accountant

18

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

and sub-transfer agent. The Advisor voluntarily agreed to waive a portion of the fund accounting and transfer agent fees and the Chief Compliance Officer service fees for the period March 1, 2009 to April 30, 2009. Accordingly, the Advisor waived fees of $1,621, which is included as a reduction of expenses on the Statement of Operations.

The Advisor has entered into agreements dated October 12, 2009 and November 9, 2009 with PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”) under which PNCGIS serves as sub-accountant services agent and sub-transfer agent, respectively. Effective November 7, 2009 under the amended master services agreement, the Fund pays the Advisor an annual fee of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Additionally, certain transaction-, account-, and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2009, purchases and sales of securities, other than United States Government securities and short-term securities, were $71,118,989 and $31,502,302, respectively. There were no purchases or sales of United States Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of International Series were:

	For the Year Ended 12/31/09		For the Year Ended 12/31/08
	Shares	Amount	Shares	Amount

Sold	6,129,853	$48,093,794	3,218,386	$29,077,214
Reinvested	1,415,130	11,706,962	2,584,702	17,625,216
Repurchased	(3,449,201)	(23,388,016)	(2,903,240)	(25,209,090)

Total	4,095,782	$36,412,740	2,899,848	$21,493,340

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes; the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivatives counterparties failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series during the year ended December 31, 2009.

19

Notes to Financial Statements

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including investments in passive foreign investment companies, foreign currency gains and losses and Post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/09	For the Year Ended 12/31/08
Ordinary income	$11,987,760	$8,571,250
Long-term capital gains	—	9,398,728
For the year ended December 31, 2009, the Series elected to defer $146,329 and $22,282 of capital and currency losses, respectively, attributable to Post-October losses.
At December 31, 2009, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:
Cost for federal income tax purposes		$240,160,537
Unrealized appreciation		$49,239,996
Unrealized depreciation		(22,808,987)

Net unrealized appreciation		$26,431,009
Undistributed ordinary income		1,529,075

9.	SUBSEQUENT EVENTS

On February 2, 2010, The PNC Financial Services Group, Inc. (“PNC”), which serves as the Series’ sub-accountant services agent and sub-transfer agent, entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with The Bank of New York Mellon Corporation (“BNY Mellon”), the Series’ custodian. Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC will sell to BNY Mellon (the “Stock Sale”) 100% of the issued and outstanding shares of PNC Global Investment Servicing Inc., an indirect, wholly-owned subsidiary of PNC. The Stock Sale is expected to close in the third quarter of 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

20

Notes to Financial Statements

9.	SUBSEQUENT EVENTS (continued)

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through February 23, 2010, the date the financial statements were issued.

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of International Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Columbus, Ohio

February 23, 2010

22

Supplemental Tax Information (unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series designates for the current fiscal year $4,912,099 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

23

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on December 7, 2009, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2009 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 23 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle periods relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 13 of the 26 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

24

Renewal of Investment Advisory Agreement (unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Global Fixed Income Series and the Target Series Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

25

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003;
President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group
Member**; Chief Compliance Officer since 2004 - Manning &
Napier Advisors, Inc. President; Director - Manning & Napier
Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice
President, Director, Chairman, Treasurer, Chief Compliance Officer
or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley
Group (property management and investment). Chairman
(non-executive) 2004 - 2008; Director 1995 - 2008 - Fannie Mae
(mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995-2006) - McDermott, Will
& Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)
New York Collegium (non-profit)
Boston Early Music Festival (non-profit)
Amherst Early Music, Inc. (non-profit)
Gotham Early Music Scene, Inc. (non-profit)

26

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member,
PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Incyte Corp.
ViroPharma, Inc.
WebMD
Cheyne Capital International
MPM Bio-equities
GMP Companies
HoustonPharma
Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Managing Partner, Aegis Investment Partners, LLC (investments)
since 2006; Founder and Managing Partner (2004-2005) - Village
Markets, LLC (groceries)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Pictometry International Corp.

27

Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**
since 2003, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President,
Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since
2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since
1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money
Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since
2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and
affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier
Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

28

This Page Intentionally Left Blank

29

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Over the past twelve months, investor sentiment has moved rather quickly from extreme pessimism to guarded optimism. Volatility continued into the first quarter of 2009, with broad equity markets down more than 10%. After hitting a low point in late March, both domestic and foreign stock markets turned upwards rather dramatically, posting 40% to 60% returns off their lows through the end of the year.

While this turnaround has not been enough to fully offset losses experienced during the current bear market, recent returns indicate that market participants appear more confident in an economic rebound. The Morgan Stanley Capital International (MSCI) All Country World Index excluding the U.S. (ACWIxUS) posted a strong positive return of 41.45% during 2009.

The World Opportunities Series was also up significantly for the year, earning a 39.12% return during 2009, nearly in line with the broad foreign stock market benchmark. More importantly, the Series continues to outperform the MSCIACWIxUS over the current international stock market cycle (4/1/03 to 12/31/09), which includes both a bull and a bear market. Over this current cycle, the World Opportunities Series has earned an annualized return of 14.97% relative to the 14.13% return of the MSCI ACWIxUS.

As equity market volatility heightened during the last quarter of 2008 and first quarter of 2009, we found meaningful investment opportunities in both the Information Technology and Health Care sectors. Using our Profile strategy for stock selection, we identified several companies with strong competitive advantages and growth drivers that we believed to be largely unrelated to the overall shape of the economy. Our allocations to both sectors detracted from performance at the beginning of 2009. In addition, our generally low allocation to Financials detracted from returns relative to the benchmark as this sector experienced quite strong returns once the markets began to rebound in late March 2009.

Country allocations have also been a driver of results. The Series’ generally low allocation to emerging market countries over the past twelve months detracted from performance relative to the benchmark, as such countries generally performed better than developed markets in the latter part of 2009. In contrast, the Series benefited from a relatively small position in Japan, whose stock market has not recovered as quickly as others, as well as from investments in France and the United Kingdom.

Currently, Information Technology and Health Care remain the Series’ largest sector weightings. Relative to the benchmark, we continue to have a relatively small position in Financials. The Series’ greatest country allocations are in France, United Kingdom and Switzerland.

From a macro perspective, the current environment remains challenging. On the one hand, more encouraging pockets of optimism have been found in the housing and manufacturing sectors, and while the unemployment rate remains high in many developed countries, there are subtle signs of improvement in the U.S. labor markets. On the other hand, macro-economic challenges remain in the face of a growing government deficit, continued easy monetary policy, a debt-burdened U.S. consumer and widespread inflation concerns.

We recognize that solving yesterday’s problems may create new and different macro-economic challenges. Our approach has always been to remain cognizant of macro-economic conditions, but to allow company-specific factors to drive our investment decisions. In an environment like today, the very uncertainty that makes investors cautious can also create attractively priced investment opportunities for long-term investors. Over the past year, many of these opportunities have been represented by high quality growth companies and well-positioned companies in cyclical industries that are experiencing supply responses to lower demand. We will continue to seek out such opportunities as the next phase of this market and economic cycle unfolds.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of December 31, 2009 (unaudited)

	Average Annual Total Returns As of December 31, 2009
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - World Opportunities Series[2]	39.12%	7.43%	8.47%	9.78%
Morgan Stanley Capital International (MSCI) All Country World Index ex U.S.[3]	41.45%	5.83%	2.71%	5.47%
The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc.-World Opportunities Series for the ten years ended December 31, 2009 to the MSCI All Country World Index ex U.S.

1Performance numbers for the Series are calculated from September 6, 1996, the Series’ inception date. Prior to 2001, the MSCI All Country World Index ex U.S. only published month-end numbers; therefore, performance numbers for the Index are calculated from September 30, 1996.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2009, this net expense ratio was 1.17%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.17% for the year ended December 31, 2009.

3The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series (see Note 1 above) through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). Unlike Series returns, the Index returns do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09
Actual	$1,000.00	$1,254.70	$6.71
Hypothetical (5% return before expenses)	$1,000.00	$1,019.26	$6.01

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.18%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition as of December 31, 2009 (unaudited)

Country Allocation1

1As a percentage of net assets.

2Miscellaneous

China 2.5%

Finland 2.1%

Hong Kong 0.2%

Mexico 2.1%

Singapore 0.8%

South Korea 1.5%

Spain 1.0%

Thailand 0.6%

United States 1.4%

Sector Allocation3

3As a percentage of net assets.

4

Investment Portfolio - December 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS - 93.4%

Consumer Discretionary - 9.8%
Automobiles - 1.5%
Bayerische Motoren Werke AG (BMW) (Germany)	1,098,140	$50,060,713
Suzuki Motor Corp. (Japan)	836,600	20,480,464

		70,541,177

Hotels, Restaurants & Leisure - 0.3%
Club Mediterranee S.A. (France)*	852,070	15,696,059

Leisure Equipment & Products - 0.4%
Sankyo Co. Ltd. (Japan)	403,700	20,112,396

Media - 6.6%
Grupo Televisa S.A. - ADR (Mexico)	4,883,370	101,378,761
Pearson plc (United Kingdom)	3,561,000	51,247,753
Reed Elsevier plc (United Kingdom)	6,300,500	52,053,005
Societe Television Francaise 1 (France)	6,560,230	121,222,766

		325,902,285

Textiles, Apparel & Luxury Goods - 1.0%
Adidas AG (Germany)	939,060	50,845,501

Total Consumer Discretionary		483,097,418

Consumer Staples - 12.2%
Beverages - 1.6%
Heineken N.V. (Netherlands)	1,690,420	80,611,009

Food & Staples Retailing - 4.7%
Carrefour S.A. (France)	2,662,170	128,076,645
Tesco plc (United Kingdom)	15,020,300	103,835,898

		231,912,543

Food Products - 5.9%
Cadbury plc (United Kingdom)	2,301,389	29,644,619
Nestle S.A. (Switzerland)	2,034,760	98,743,247
Unilever plc - ADR (United Kingdom)	4,981,320	158,904,108

		287,291,974

Total Consumer Staples		599,815,526

Energy - 10.6%
Energy Equipment & Services - 6.8%
Calfrac Well Services Ltd. (Canada)[1]	3,375,150	67,286,779
Compagnie Generale de Geophysique - Veritas (CGG - Veritas) (France)*	4,693,170	100,447,307
Schlumberger Ltd. (United States)	1,036,760	67,482,709
Trican Well Service Ltd. (Canada)	7,415,430	99,690,152

		334,906,947

5	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Energy (continued)
Oil, Gas & Consumable Fuels - 3.8%
Cameco Corp. (Canada)	1,659,360	$53,381,611
Talisman Energy, Inc. (Canada)	5,883,070	110,759,333
Uranium One, Inc. (Canada)*	8,114,760	23,432,208

		187,573,152

Total Energy		522,480,099

Financials - 3.6%
Diversified Financial Services - 0.8%
Financiere Marc de Lacharriere S.A. (Fimalac) (France)	703,807	39,177,181

Insurance - 2.8%
Allianz SE (Germany)	692,450	86,510,339
Willis Group Holdings plc (United Kingdom)	1,921,100	50,678,618

		137,188,957

Total Financials		176,366,138

Health Care - 15.0%
Health Care Equipment & Supplies - 6.6%
Cochlear Ltd. (Australia)	846,160	52,497,368
Covidien plc (Ireland)	1,503,000	71,978,670
Mindray Medical International Ltd. - ADR (China)	2,467,220	83,688,102
Nobel Biocare Holding AG (Switzerland)	1,772,500	59,594,519
Straumann Holding AG (Switzerland)	204,380	57,790,275

		325,548,934

Health Care Providers & Services - 5.6%
BML, Inc. (Japan)	901,300	24,580,469
Bumrungrad Hospital Public Co. Ltd. - NVDR (Thailand)	33,365,600	29,522,651
Diagnosticos da America S.A. (Brazil)	1,172,450	38,379,050
Sonic Healthcare Ltd. (Australia)	13,082,040	180,611,302

		273,093,472

Life Sciences Tools & Services - 2.8%
Lonza Group AG (Switzerland)	1,977,802	139,571,314

Total Health Care		738,213,720

Industrials - 17.4%
Aerospace & Defense - 2.1%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil)	4,572,240	101,092,226

Air Freight & Logistics - 3.2%
TNT N.V. (Netherlands)	5,128,090	158,054,296

The accompanying notes are an integral part of the financial statements.	6

Investment Portfolio - December 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Airlines - 2.8%
Ryanair Holdings plc - ADR (Ireland)*	3,637,400	$97,555,068
Singapore Airlines Ltd. (Singapore)	3,879,000	41,251,564

		138,806,632

Electrical Equipment - 5.3%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	7,013,120	133,950,592
Gamesa Corporacion Tecnologica S.A. (Spain)	2,900,330	48,999,224
Nexans S.A. (France)	937,490	75,018,553

		257,968,369

Industrial Conglomerates - 3.0%
Siemens AG (Germany)	1,591,810	146,523,102

Road & Rail - 1.0%
Canadian National Railway Co. (Canada)	939,960	51,096,226

Total Industrials		853,540,851

Information Technology - 21.8%
Communications Equipment - 4.4%
Alcatel-Lucent - ADR (France)*	35,057,160	116,389,771
Nokia Corp. - ADR (Finland)	7,832,600	100,648,910

		217,038,681

IT Services - 7.3%
Accenture plc - Class A (Ireland)	575,880	23,899,020
Amdocs Ltd. (Guernsey)*	7,464,620	212,965,608
Cielo S.A. (Brazil)	6,253,170	55,096,857
Redecard S.A. (Brazil)	4,065,020	67,711,419

		359,672,904

Semiconductors & Semiconductor Equipment - 3.8%
Advantest Corp. (Japan)	4,318,800	111,523,209
Tokyo Electron Ltd. (Japan)	1,151,200	73,174,467

		184,697,676

Software - 6.3%
Misys plc (United Kingdom)*	19,220,320	67,056,289
SAP AG - ADR (Germany)	1,587,980	74,333,344
Shanda Interactive Entertainment Ltd. - ADR (China)*	758,540	39,906,789
Square Enix Holdings Co. Ltd. (Japan)	2,393,100	50,207,950
UbiSoft Entertainment S.A. (France)*	5,387,650	76,616,666

		308,121,038

Total Information Technology		1,069,530,299

7	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Materials - 1.3%
Chemicals - 1.1%
Johnson Matthey plc (United Kingdom)	2,087,070	$51,610,415

Paper & Forest Products - 0.2%
Norbord, Inc. (Canada)*	810,552	11,361,756

Total Materials		62,972,171

Telecommunication Services - 1.7%
Wireless Telecommunication Services - 1.7%
Hutchison Telecommunications International Ltd. - ADR (Hong Kong)*	135,670	408,367
Hutchison Telecommunications International Ltd. (Hong Kong)*	56,251,000	11,680,567
SK Telecom Co. Ltd. - ADR (South Korea)	4,545,050	73,902,513

Total Telecommunication Services		85,991,447

TOTAL COMMON STOCKS (Identified Cost $4,265,583,315)		4,592,007,669

PREFERRED STOCKS - 1.0%

Consumer Staples - 1.0%
Household Products - 1.0%
Henkel AG & Co. KGaA (Germany) (Identified Cost $31,888,973)	954,590	49,852,651

SHORT-TERM INVESTMENTS - 5.3%
Dreyfus Cash Management, Inc. - Institutional Shares[2], 0.07% (Identified Cost $259,736,243)	259,736,243	259,736,243

TOTAL INVESTMENTS - 99.7% (Identified Cost $4,557,208,531)		4,901,596,563
OTHER ASSETS, LESS LIABILITIES - 0.3%		15,862,861

NET ASSETS - 100%		$4,917,459,424

ADR - American Depository Receipt

NVDR - Non-Voting Depository Receipt

*Non-income producing security

1Affiliated company as defined by the Investment Company Act of 1940 (see Note 2 to the financial statements).

2Rate shown is the current yield as of December 31, 2009.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries: France - 13.7%; United Kingdom - 11.5%.

The accompanying notes are an integral part of the financial statements.	8

Statement of Assets and Liabilities

December 31, 2009

ASSETS:

Investments, at value (identified cost $4,557,208,531) (Note 2)	$4,901,596,563
Cash	17,867,278
Receivable for fund shares sold	19,203,530
Dividends receivable	4,033,562
Foreign tax reclaims receivable	1,612,071

TOTAL ASSETS	4,944,313,004

LIABILITIES:

Accrued management fees (Note 3)	4,021,307
Accrued fund accounting and transfer agent fees (Note 3)	778,213
Accrued directors’ fees (Note 3)	3,143
Accrued Chief Compliance Officer service fees (Note 3)	476
Payable for securities purchased	19,369,485
Payable for fund shares repurchased	2,186,525
Other payables and accrued expenses	494,431

TOTAL LIABILITIES	26,853,580

TOTAL NET ASSETS	$4,917,459,424

NET ASSETS CONSIST OF:

Capital stock	$6,054,837
Additional paid-in-capital	4,573,567,120
Undistributed net investment income	2,564,172
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(9,211,895)
Net unrealized appreciation on investments and translation of other assets and liabilities	344,485,190

TOTAL NET ASSETS	$4,917,459,424

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE - Class A ($4,917,459,424/605,483,653 shares)	$8.12

9	The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended December 31, 2009

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $4,533,401)	$47,042,050
Interest	130,965

Total Investment Income	47,173,015

EXPENSES:

Management fees (Note 3)	26,584,493
Fund accounting and transfer agent fees (Note 3)	3,119,852
Directors’ fees (Note 3)	12,849
Chief Compliance Officer service fees (Note 3)	3,729
Custodian fees	537,501
Miscellaneous	938,648

Total Expenses	31,197,072
Less reduction of expenses (Note 3)	(28,421)

Net Expenses	31,168,651

NET INVESTMENT INCOME	16,004,364

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain on-
Investments	32,268,069
Foreign currency and translation of other assets and liabilities	133,908

32,401,977

Net change in unrealized appreciation (depreciation) on-
Investments	859,782,104
Foreign currency and translation of other assets and liabilities	118,629

859,900,733

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	892,302,710

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$908,307,074

The accompanying notes are an integral part of the financial statements.	10

Statements of Changes in Net Assets

	For the Year Ended 12/31/09	For the Year Ended 12/31/08

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$16,004,364	$22,557,806
Net realized gain (loss) on investments and foreign currency	32,401,977	(42,209,203)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	859,900,733	(557,735,908)

Net increase (decrease) from operations	908,307,074	(577,387,305)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(30,333,272)	(5,302,658)
From net realized gain on investments	—	(25,379,417)

Total distributions to shareholders	(30,333,272)	(30,682,075)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	2,699,428,129	1,106,263,251

Net increase in net assets	3,577,401,931	498,193,871

NET ASSETS:

Beginning of year	1,340,057,493	841,863,622

End of year (including undistributed net investment income of $2,564,172 and $16,759,172, respectively)	$4,917,459,424	$1,340,057,493

11	The accompanying notes are an integral part of the financial statements.

Financial Highlights

	For the Years Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$5.88	$10.07	$9.58	$8.46	$8.33

Income (loss) from investment operations:
Net investment income	0.04[1]	0.10	0.05	0.12	0.07
Net realized and unrealized gain (loss) on investments	2.26	(4.08)	1.36	2.71	0.87

Total from investment operations	2.30	(3.98)	1.41	2.83	0.94

Less distributions to shareholders:
From net investment income	(0.06)	(0.03)	(0.05)	(0.14)	(0.07)
From net realized gain on investments	—	(0.18)	(0.87)	(1.57)	(0.74)

Total distributions to shareholders	(0.06)	(0.21)	(0.92)	(1.71)	(0.81)

Net asset value - End of year	$8.12	$5.88	$10.07	$9.58	$8.46

Net assets - End of year (000’s omitted)	$4,917,459	$1,340,057	$841,864	$317,121	$206,636

Total return[2]	39.12%	(40.07%)	15.13%	33.88%	11.33%
Ratios (to average net assets)/ Supplemental Data:
Expenses	1.17%*	1.16%	1.14%	1.16%	1.21%
Net investment income	0.60%	2.17%	0.75%	1.35%	0.95%
Portfolio turnover	42%	34%	49%	64%	46%

*The investment advisor did not impose all of or a portion of its CCO fees, fund accounting and transfer agent fees during the year ended 12/31/09. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by 0.00%[3].

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.	12

Notes to Financial Statements

1.	ORGANIZATION

World Opportunities Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies located around the world.

The Series is authorized to issue five classes of shares (Class A, B, D, E and Z). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2009, 4.6 billion shares have been designated in total among 29 series, of which 1.2 billion have been designated as World Opportunities Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair

13

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments.) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2009 in valuing the Series’ assets or liabilities carried at market value:

Description	12/31/09	Level 1	Level 2	Level 3

Equity securities*	$4,592,007,669	$4,592,007,669	$—	$—
Preferred securities	49,852,651	49,852,651	—	—
Debt securities	—	—	—	—
Mutual funds	259,736,243	259,736,243	—	—
Other financial instruments**	—	—	—	—

Total	$4,901,596,563	$4,901,596,563	$—	$—

* Includes common stock, warrants and rights. Please see the Investment Portfolio for industry classification.

** Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/ depreciation on the instrument. As of December 31, 2009, the Series did not hold any derivative instruments.

There were no Level 3 securities held by the Series as of December 31, 2008 or December 31, 2009.

Interim and annual reporting periods beginning after December 15, 2009 will require additional disclosure regarding transfers in and/or out of Level 1 and 2. Additional disclosure surrounding the activity in Level 3 fair value measurement will also be effective for fiscal years beginning after December 15, 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including

14

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)

amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Affiliated Companies

The 1940 Act defines “affiliated companies” to include securities in which a series owns 5% or more of the outstanding voting securities of the issuer. The following transactions were effected in shares of Calfrac Well Services Ltd. (Canada) for the year ended December 31, 2009:

Name of Issuer	Number of Shares Held as of 12/31/08	Gross Additions	Gross Reductions	Number of Shares Held as of 12/31/09	Value as of 12/31/09	Investment Income	Realized Gain
Calfrac Well Services Ltd. (Canada)	2,339,700	1,035,450	—	3,375,150	$67,286,779	$—	$—

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing

15

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes (continued)

authorities. At December 31, 2009, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2006 through December 31, 2009. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

16

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services through November 7, 2009, the Fund paid the Advisor an annual fee of 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense. Prior to October 12, 2009 (for sub-accountant) and November 9, 2009 (for sub-transfer agent), the Advisor had an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi served as sub-accountant and sub-transfer agent. The Advisor voluntarily agreed to waive a portion of the fund accounting and transfer agent fees and the Chief Compliance Officer service fees for the period March 1, 2009 to April 30, 2009. Accordingly, the Advisor waived fees of $28,421, which is included as a reduction of expenses on the Statement of Operations.

The Advisor has entered into agreements dated October 12, 2009 and November 9, 2009 with PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”) under which PNCGIS serves as sub-accountant services agent and sub-transfer agent, respectively. Effective November 7, 2009 under the amended master services agreement, the Fund pays the Advisor an annual fee of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Additionally, certain transaction-, account-, and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

4.	PURCHASES AND SALES OF SECURITIES

For the six months ended December 31, 2009, purchases and sales of securities, other than United States Government securities and short-term securities, were $3,546,961,614 and $1,045,540,097, respectively. There were no purchases or sales of United States Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in Class A shares of World Opportunities Series were:

	For the Year Ended 12/31/09		For the Year Ended 12/31/08
	Shares	Amount	Shares	Amount

Sold	473,021,745	$3,314,846,649	205,450,755	$1,542,940,375
Reinvested	2,714,538	21,626,348	3,218,909	24,925,839
Repurchased	(98,321,062)	(637,044,868)	(64,232,889)	(461,602,963)

Total	377,415,221	$2,699,428,129	144,436,775	$1,106,263,251

17

Notes to Financial Statements

5.	CAPITAL STOCK TRANSACTIONS (continued)

Approximately 4% of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes; the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivatives counterparties failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series during the year ended December 31, 2009.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales, foreign currency gains and losses and Post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/09	For the Year Ended 12/31/08
Ordinary income	$30,333,272	$9,943,598
Long-term capital gains	—	20,738,477

18

Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION (continued)

At December 31, 2009, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$4,596,822,188
Unrealized appreciation	$521,364,571
Unrealized depreciation	(216,590,196)

Net unrealized appreciation	$304,774,375

Undistributed ordinary income	32,965,934

9.	SUBSEQUENT EVENTS

On February 2, 2010, The PNC Financial Services Group, Inc. (“PNC”), which serves as the Series’ sub-accountant services agent and sub-transfer agent, entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with The Bank of NewYork Mellon Corporation (“BNY Mellon”), the Series’ custodian. Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC will sell to BNY Mellon (the “Stock Sale”) 100% of the issued and outstanding shares of PNC Global Investment Servicing Inc., an indirect, wholly-owned subsidiary of PNC. The Stock Sale is expected to close in the third quarter of 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through February 23, 2010, the date the financial statements were issued.

19

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of World Opportunities Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the World Opportunities Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Columbus, Ohio

February 23, 2010

20

Supplemental Tax Information (unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series designates for the current fiscal year $28,616,618 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

21

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on December 7, 2009, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2009 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 23 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle periods relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 13 of the 26 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

22

Renewal of Investment Advisory Agreement (unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Global Fixed Income Series and the Target Series Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

23

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003;
President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group
Member**; Chief Compliance Officer since 2004 - Manning &
Napier Advisors, Inc. President; Director - Manning & Napier
Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice
President, Director, Chairman, Treasurer, Chief Compliance Officer
or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley
Group (property management and investment). Chairman
(non-executive) 2004 - 2008; Director 1995 - 2008 - Fannie Mae
(mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995-2006) - McDermott, Will
& Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:

Partnership for New York City, Inc. (non-profit)

New York Collegium (non-profit)

Boston Early Music Festival (non-profit)

Amherst Early Music, Inc. (non-profit)

Gotham Early Music Scene, Inc. (non-profit)

24

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member,
PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Incyte Corp.
ViroPharma, Inc.
WebMD
Cheyne Capital International
MPM Bio-equities
GMP Companies
HoustonPharma
Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Managing Partner, Aegis Investment Partners, LLC (investments)
since 2006; Founder and Managing Partner (2004-2005) - Village
Markets, LLC (groceries)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Pictometry International Corp.

25

Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**
since 2003, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President,
Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since
2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since
1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money
Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since
2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and
affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier
Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

26

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Fixed income returns varied greatly in 2009 across market sectors and quality ratings. As 2009 unfolded, the credit crisis maintained a strong hold on the markets, with short-term securities and U.S. Treasuries representing the only safe havens in global markets. Following stock market lows in late March 2009, investor sentiment shifted to modest optimism, and lower quality securities, both stocks and bonds, rallied strongly.

Overall, municipal securities posted strong returns during 2009, with lower quality and longer maturity issues faring the best. The Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index (formerly a Merrill Lynch Index) earned a strong 7.18% during the year. The 13.09% return of the Ohio Tax Exempt Series during 2009 dramatically outpaced that of its benchmark.

A unique aspect of the municipal bond market in 2009 was the general supply/demand imbalance that developed. As credit crisis fears abated in mid-2009, investors began to predict that government stimulus would provide help to state and local municipalities. This led to a strong revival in demand for municipal securities relative to weak demand during 2008’s recession and credit crunch. However, this demand was met with less supply as issuers chose to forego traditional tax-exempt issuance in favor of the Build America Bond subsidy program offered by the federal government. This supply/demand imbalance created a generally falling yield environment for municipal bonds throughout most of 2009. Because falling yields lead to higher bond prices, this situation benefited the Series’ return.

The Series’ intermediate-to-long-term maturity focus contributed to strong returns during most of the year as yields on municipal bonds generally fell. The Series also maintained a generally high quality bias, with the underlying credit rating of all issues in the Series being rated investment grade or higher, and only a small percentage rated below A. This quality bias likely detracted from returns in the second half of the year as lower quality securities outperformed, but the longer-term orientation of the portfolio more than offset this drag on returns.

As the global recovery continues to unfold, it will be important to monitor changes in factors such as state and local budgets, monetary policy, inflation expectations and other cyclical or secular trends. We will continue to employ an active approach to fixed income, considering maturity, quality and issue selections as key tools for seeking out return potential and managing risk over full bond market cycles.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of December 31, 2009 (unaudited)

	Average Annual Total Returns As of December 31, 2009
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Ohio Tax Exempt Series[2]	13.09%	4.02%	5.19%	4.55%
Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index[3]	7.18%	4.47%	5.56%	5.28%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Ohio Tax Exempt Series for the ten years ended December 31, 2009 to the BofA Merrill Lynch 1-12 Year Municipal Bond Index.

1Performance numbers for the Series and Index are calculated from February 14, 1994, the Series’ inception date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2009, this net expense ratio was 0.85%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.88% for the year ended December 31, 2009.

3The BofA Merrill Lynch 1-12 Year Municipal Bond Index (formerly a Merrill Lynch Index) is an unmanaged, market weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09
Actual	$1,000.00	$1,058.30	$4.41
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition as of December 31, 2009 (unaudited)

Sector Allocation1

1As a percentage of net assets.

Credit Quality Ratings2,3

2As a percentage of net assets.

3Based on ratings from Moody’s, or the S&P equivalent. The Series may use different ratings provided by other rating agencies for purposes of determining compliance with the Series’ investment policies.

4

Investment Portfolio - December 31, 2009

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

OHIO MUNICIPAL SECURITIES - 95.7%
Akron, Various Purposes, G.O. Bond	4.250%	12/1/2028	AA	[2]	$200,000	$193,176
American Municipal Power-Ohio, Inc., Prairie State Energy Campus Project, Series A, Revenue Bond	5.250%	2/15/2023	A1		150,000	161,808
Bedford Heights, Series A, G.O. Bond, AMBAC	5.650%	12/1/2014	A2		25,000	27,346
Big Walnut Local School District, Delaware County, School Facilities Construction & Impt., G.O. Bond, AGM	4.500%	12/1/2029	Aa3		200,000	202,456
Brunswick Ohio Limited Tax, Capital Impt., G.O. Bond	4.000%	12/1/2025	Aa3		100,000	96,812
Canal Winchester Local School District, G.O. Bond, AGM	4.250%	12/1/2027	Aa3		500,000	491,365
Canal Winchester Local School District, Prerefunded Balance, Series B, G.O. Bond, NATL	5.000%	12/1/2025	A3		355,000	411,047
Cincinnati Water Systems, Series B, Revenue Bond, NATL	5.000%	12/1/2023	Aa2		600,000	655,950
Cleveland Heights & University Heights City School District, Library Impt., G.O. Bond	5.125%	12/1/2026	Aa3		200,000	207,772
Cleveland, Income Tax, Revenue Bond	5.250%	5/15/2024	AA	[2]	500,000	545,560
Columbus City School District, School Facilities Construction & Impt., G.O. Bond	4.500%	12/1/2029	Aa3		500,000	504,570
Columbus City School District, School Facilities Construction & Impt., G.O. Bond, AGM	4.250%	12/1/2032	Aa3		500,000	471,300
Columbus, Limited Tax, Series 2, G.O. Bond	5.000%	7/1/2017	Aaa		250,000	284,745
Columbus, Sewer Impt., Series A, Revenue Bond	4.250%	6/1/2030	Aa2		250,000	248,878
Cuyahoga Falls, G.O. Bond, NATL	5.000%	12/1/2021	Aa3		750,000	806,505
Eaton Community City Schools, School Impt., G.O. Bond, FGRNA	4.125%	12/1/2026	A1		500,000	482,830
Euclid, G.O. Bond, NATL	4.250%	12/1/2023	A1		465,000	474,123
Fairbanks Local School District, School Facilities Construction & Impt., G.O. Bond, AGM	4.500%	12/1/2028	Aa3		400,000	401,756
Fairfield County, Building Impt., G.O. Bond	5.000%	12/1/2018	Aa3		250,000	265,060
Fairview Park City School District, School Impt., G.O. Bond, NATL	5.000%	12/1/2029	A2		315,000	322,028
Franklin County, Various Purposes, G.O. Bond	5.000%	12/1/2027	Aaa		500,000	548,195
Geneva Area City School District, School Impt., G.O. Bond, NATL	4.500%	12/1/2030	A2		120,000	121,327
Granville Exempt Village School District, G.O. Bond, AGM	4.375%	12/1/2031	Aa2		500,000	500,890

The accompanying notes are an integral part of the financial statements.	5

Investment Portfolio - December 31, 2009

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

OHIO MUNICIPAL SECURITIES (continued)
Greater Cleveland Regional Transit Authority, Capital Impt., G.O. Bond, FGRNA	4.125%	12/1/2023	Aa3		$450,000	$445,617
Hamilton City School District, School Impt., G.O. Bond, AGM	4.250%	12/1/2030	Aa3		500,000	500,050
Hamilton Electric System, Series A, Revenue Bond, AGC	4.125%	10/1/2024	Aa3		300,000	298,998
Hamilton Waterworks System, Series A, Revenue Bond, AGC	4.625%	10/15/2029	Aa3		100,000	100,424
Hancock County, Various Purposes, G.O. Bond, NATL	4.000%	12/1/2016	Aa3		200,000	214,818
Harrison, Various Purposes, G.O. Bond, AGM	5.250%	12/1/2038	Aa3		275,000	287,535
Huber Heights City School District, School Impt., G.O. Bond	5.000%	12/1/2036	Aa3		450,000	464,188
Indian Hill Exempt Village School District, Hamilton County, School Impt., G.O. Bond	4.375%	12/1/2022	Aaa		250,000	261,685
Ironton City School District, G.O. Bond, NATL	4.250%	12/1/2028	Baa1		500,000	475,000
Kettering City School District, School Impt., G.O. Bond, AGM	4.250%	12/1/2025	Aa3		750,000	752,865
Lakewood, Water System, Revenue Bond, AMBAC	4.500%	7/1/2028	WR	[3]	500,000	470,630
Licking Heights Local School District, School Facilities Construction & Impt., Series A, G.O. Bond, NATL	5.000%	12/1/2022	A1		250,000	264,650
Lorain City School District, Classroom Facilities Impt., Unrefunded Balance, G.O. Bond, NATL	4.750%	12/1/2025	Aa3		335,000	346,802
Lorain County, Sewer System Impt., G.O. Bond	5.000%	12/1/2039	Aa3		200,000	198,762
Mansfield Limited Tax, Various Purposes Impt., G.O. Bond, AGC	5.500%	12/1/2029	Aa3		100,000	101,522
Marysville Exempt Village School District, G.O. Bond, AGM	5.000%	12/1/2023	Aa3		500,000	528,850
Marysville, Sewer & Wastewater, Revenue Bond, XLCA	4.750%	12/1/2046	Aa3		180,000	174,598
Maumee City School District, School Facilities Construction & Impt., G.O. Bond, AGM	4.600%	12/1/2031	Aa3		260,000	262,701
Maumee Public Impt., G.O. Bond, NATL	4.125%	12/1/2018	Aa3		375,000	394,920
Muskingum County Limited Tax, Various Purposes, G.O. Bond, AGC	4.300%	12/1/2028	Aa3		145,000	143,147
New Albany Plain Local School District, G.O. Bond, FGRNA	5.000%	12/1/2030	A	[2]	140,000	140,911
New Albany Plain Local School District, Prerefunded Balance, G.O. Bond, FGIC	5.000%	12/1/2025	Aa2		45,000	49,529

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2009

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

OHIO MUNICIPAL SECURITIES (continued)
New Albany Plain Local School District, Prerefunded Balance, G.O. Bond, FGIC	5.000%	12/1/2025	Aa2		$85,000	$93,555
New Albany Plain Local School District, Prerefunded Balance, G.O. Bond, FGIC	5.000%	12/1/2029	Aa2		95,000	104,562
New Albany Plain Local School District, Unrefunded Balance, G.O. Bond, FGIC	5.000%	12/1/2025	Aa2		185,000	187,009
New Albany Plain Local School District, Unrefunded Balance, G.O. Bond, FGRNA	5.000%	12/1/2029	Aa2		130,000	130,788
North Royalton, Various Purposes, G.O. Bond	5.250%	12/1/2028	Aa3		1,025,000	1,110,670
Ohio State Water Development Authority, Pollution Control, Revenue Bond	5.250%	12/1/2015	Aaa		200,000	233,676
Ohio State Water Development Authority, Pure Water, Series I, Revenue Bond, AMBAC	6.000%	12/1/2016	Aaa		40,000	45,498
Ohio State, Infrastructure Impt., Series A, G.O. Bond	5.000%	3/1/2017	Aa2		250,000	281,908
Ohio State, School Services, Series A, G.O. Bond	4.500%	9/15/2025	Aa2		700,000	713,398
Olentangy Local School District, Series A, G.O. Bond, AGM	4.500%	12/1/2032	Aa2		800,000	785,488
Orange City School District, School Impt., G.O. Bond	4.500%	12/1/2023	Aaa		500,000	518,560
Painesville City School District, School Impt., G.O. Bond, FGRNA	4.500%	12/1/2025	A2		170,000	172,390
Pickerington Local School District, G.O. Bond, NATL	4.300%	12/1/2024	Baa1		300,000	301,488
South-Western City School District, Franklin & Pickway County, G.O. Bond, AGM	4.250%	12/1/2026	Aa3		600,000	594,264
Sugarcreek Local School District, School Impt., G.O. Bond, AGM	4.250%	12/1/2031	Aa3		750,000	704,108
Sylvania City School District, School Impt., G.O. Bond, AGC	5.000%	12/1/2025	Aa3		270,000	287,188
Tallmadge City School District, School Facilities, G.O. Bond, AGM	5.000%	12/1/2031	AAA	[2]	200,000	209,250
Tecumseh Local School District, School Impt., G.O. Bond, FGRNA	4.750%	12/1/2027	A3		195,000	197,982
Toledo Waterworks, Revenue Bond, NATL	5.000%	11/15/2023	A2		100,000	103,962
Toledo, Capital Impt., G.O. Bond, AGC	4.000%	12/1/2024	Aa3		100,000	95,445
Trotwood-Madison City School District, School Impt., G.O. Bond, AGM	4.250%	12/1/2022	Aa3		250,000	251,257
Troy, G.O. Bond	4.750%	12/1/2024	Aa2		250,000	260,515
Van Buren Local School District, School Facilities Construction & Impt., G.O. Bond, AGM	5.250%	12/1/2016	Aa3		300,000	323,166
Vandalia, G.O. Bond, AMBAC	5.000%	12/1/2015	WR	[3]	235,000	257,231

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - December 31, 2009

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount/ Shares	Value (Note 2)

OHIO MUNICIPAL SECURITIES (continued)
Washington Court House City School District, School Impt., G.O. Bond, FGRNA	5.000%	12/1/2029	A3	$500,000	$512,060
Wood County, G.O. Bond	5.400%	12/1/2013	Aa3	20,000	20,056

TOTAL MUNICIPAL BONDS (Identified Cost $23,349,120)					23,799,175

SHORT-TERM INVESTMENTS - 3.0%
Dreyfus AMT - Free Municipal Reserves - Class R (Identified Cost $753,288)				753,288	753,288

TOTAL INVESTMENTS - 98.7% (Identified Cost $24,102,408)					24,552,463

OTHER ASSETS, LESS LIABILITIES - 1.3%					322,604

NET ASSETS - 100%					$24,875,067

KEY:

G.O. Bond - General Obligation Bond

Impt. - Improvement

Scheduled principal and interest payments are guaranteed by:

AGC (Assured Guaranty Corp.)

AGM (Assurance Guaranty Municipal Corp.) (formerly known as FSA (Financial Security Assurance, Inc.))

AMBAC (AMBAC Assurance Corp.)

FGIC (Financial Guaranty Insurance Co.)

FGRNA (FGIC reinsured by NATL)

NATL (National Public Finance Guarantee Corp.)

XLCA (XL Capital Assurance)

The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3Credit rating has been withdrawn. As of December 31, 2009, there is no rating available.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in bonds insured by the following companies: AGM - 29.2%; NATL -28.0%.

8	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

December 31, 2009

ASSETS:

Investments, at value (identified cost $24,102,408) (Note 2)	$24,552,463
Receivable for fund shares sold	253,159
Interest receivable	124,364
Dividends receivable	2

TOTAL ASSETS	24,929,988

LIABILITIES:

Accrued management fees (Note 3)	10,245
Accrued fund accounting and transfer agent fees (Note 3)	6,933
Accrued directors’ fees (Note 3)	3,146
Accrued Chief Compliance Officer service fees (Note 3)	476
Audit fees payable	30,738
Other payables and accrued expenses	3,383

TOTAL LIABILITIES	54,921

TOTAL NET ASSETS	$24,875,067

NET ASSETS CONSIST OF:

Capital stock	$23,428
Additional paid-in-capital	24,348,445
Undistributed net investment income	53,139
Net unrealized appreciation on investments	450,055

TOTAL NET ASSETS	$24,875,067

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($24,875,067/2,342,788 shares)	$10.62

The accompanying notes are an integral part of the financial statements.	9

Statement of Operations

For the Year Ended December 31, 2009

INVESTMENT INCOME:

Interest	$934,287
Dividends	3,105

Total Investment Income	937,392

EXPENSES:

Management fees (Note 3)	110,570
Fund accounting and transfer agent fees (Note 3)	25,813
Directors’ fees (Note 3)	12,849
Chief Compliance Officer service fees (Note 3)	3,729
Audit fees	30,602
Custodian fees	1,551
Miscellaneous	9,314

Total Expenses	194,428
Less reduction of expenses (Note 3)	(6,763)

Net Expenses	187,665

NET INVESTMENT INCOME	749,727

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments	130,404
Net change in unrealized appreciation (depreciation) on investments	1,786,693

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,917,097

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,666,824

10	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended 12/31/09	For the Year Ended 12/31/08

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$749,727	$860,632
Net realized gain on investments	130,404	184,021
Net change in unrealized appreciation (depreciation) on investments	1,786,693	(1,700,851)

Net increase (decrease) from operations	2,666,824	(656,198)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(774,410)	(849,459)
From net realized gain on investments	(221,596)	(119,985)

Total distributions to shareholders	(996,006)	(969,444)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	2,359,995	(3,962,597)

Net increase (decrease) in net assets	4,030,813	(5,588,239)

NET ASSETS:

Beginning of year	20,844,254	26,432,493

End of year (including undistributed net investment income of $53,139 and $77,536, respectively)	$24,875,067	$20,844,254

The accompanying notes are an integral part of the financial statements.	11

Financial Highlights

	For the Years Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.82	$10.43	$10.46	$10.52	$10.59

Income (loss) from investment operations:
Net investment income	0.36[1]	0.38	0.34	0.38	0.38
Net realized and unrealized gain (loss) on investments	0.91	(0.57)	—[2]	(0.05)	(0.08)

Total from investment operations	1.27	(0.19)	0.34	0.33	0.30

Less distributions to shareholders:
From net investment income	(0.37)	(0.36)	(0.37)	(0.38)	(0.36)
From net realized gain on investments	(0.10)	(0.06)	—	(0.01)	(0.01)

Total distributions to shareholders	(0.47)	(0.42)	(0.37)	(0.39)	(0.37)

Net asset value - End of year	$10.62	$9.82	$10.43	$10.46	$10.52

Net assets - End of year (000’s omitted)	$24,875	$20,844	$26,432	$20,612	$15,988

Total return[3]	13.09%	(1.74%)	3.28%	3.19%	2.85%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	3.39%	3.58%	3.47%	3.81%	3.65%
Portfolio turnover	11%	15%	3%	9%	9%

*The investment advisor did not impose all or a portion of its management fees, CCO fees and fund accounting and transfer agent fees in some years. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amount:

	0.03%	0.01%	0.00%[4]	0.07%	0.15%

1Calculated based on average shares outstanding during the year.

2Less than $0.01 per share.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the year.

4Less than 0.01%.

12	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

Ohio Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax and Ohio State personal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2009, 4.6 billion shares have been designated in total among 29 series, of which 100 million have been designated as Ohio Tax Exempt Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit

13

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2009 in valuing the Series’ assets or liabilities carried at market value:

Description:	12/31/09	Level 1	Level 2	Level 3

Equity securities*	$—	$—	$—	$—
Preferred securities	—	—	—	—
Debt securities:
States and political subdivisions
(municipals)	23,799,175	—	23,799,175	—
Mutual funds	753,288	753,288	—	—
Other financial instruments**	—	—	—	—

Total	$24,552,463	$753,288	$23,799,175	$—

*Includes common stock, warrants and rights. Please see the Investment Portfolio for industry classification.

**Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/ depreciation on the instrument. As of December 31, 2009, the Series did not hold any derivative instruments.

There were no Level 3 securities held by the Series as of December 31, 2008 or December 31, 2009.

Interim and annual reporting periods beginning after December 15, 2009 will require additional disclosure regarding transfers in and/or out of Level 1 and 2. Additional disclosure surrounding the activity in Level 3 fair value measurement will also be effective for fiscal years beginning after December 15, 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

14

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2009, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2006 through December 31, 2009. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

15

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2011, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of average daily net assets each year. Accordingly, the Advisor waived fees of $6,528 for the year ended December 31, 2009, which is reflected as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services through November 7, 2009, the Fund paid the Advisor an annual fee of 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense. Prior to October 12, 2009 (for sub-accountant) and November 9, 2009 (for sub-transfer agent), the Advisor had an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi served as sub-accountant and sub-transfer agent. The Advisor voluntarily agreed to waive a portion of the fund accounting and transfer agent fees and the Chief Compliance Officer service fees for the period March 1, 2009 to April 30, 2009. Accordingly, the Advisor waived fees of $235, which is included as a reduction of expenses on the Statement of Operations.

The Advisor has entered into agreements dated October 12, 2009 and November 9, 2009 with PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”) under which PNCGIS serves as sub-accountant services agent and sub-transfer agent, respectively. Effective November 7, 2009 under the amended master services agreement, the Fund pays the Advisor an annual fee of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Additionally, certain transaction-, account-, and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

16

Notes to Financial Statements

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2009, purchases and sales of securities, other than United States Government securities and short-term securities, were $4,254,141 and $2,312,775, respectively. There were no purchases or sales of United States Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Ohio Tax Exempt Series were:

	For the Year Ended 12/31/09		For the Year Ended 12/31/08
	Shares	Amount	Shares	Amount

Sold	673,194	$7,080,565	656,301	$6,716,037
Reinvested	91,022	955,397	95,854	945,265
Repurchased	(543,835)	(5,675,967)	(1,163,289)	(11,623,899)

Total	220,381	$2,359,995	(411,134)	$(3,962,597)

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes; the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivatives counterparties failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series during the year ended December 31, 2009.

7.	CONCENTRATION OF CREDIT

The Series primarily invests in debt obligations issued by the State of Ohio and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of Ohio municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including market discount. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

17

Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION (continued)

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/09	For the Year Ended 12/31/08
Ordinary income	$—	$6,865
Tax exempt income	774,419	842,594
Long-term capital gains	221,587	119,985

At December 31, 2009, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$24,101,585
Unrealized appreciation	$587,734
Unrealized depreciation	(136,856)

Net unrealized appreciation	$450,878
Undistributed tax exempt income	52,316

9.	SUBSEQUENT EVENTS

On February 2, 2010, The PNC Financial Services Group, Inc. (“PNC”), which serves as the Series’ sub-accountant services agent and sub-transfer agent, entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with The Bank of New York Mellon Corporation (“BNY Mellon”), the Series’ custodian. Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC will sell to BNY Mellon (the “Stock Sale”) 100% of the issued and outstanding shares of PNC Global Investment Servicing Inc., an indirect, wholly-owned subsidiary of PNC. The Stock Sale is expected to close in the third quarter of 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through February 23, 2010, the date the financial statements were issued.

18

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Ohio Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for credit ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ohio Tax Exempt Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

Columbus, Ohio

February 23, 2010

19

Supplemental Tax Information (unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates $221,587 as capital gains for its taxable year ended December 31, 2009. In addition, the Series hereby designates $774,419 as tax exempt dividends for the year ended December 31, 2009. For each item it is the intention of the Series to designate the maximum allowable under tax law.

20

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on December 7, 2009, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2009 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 23 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle periods relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 13 of the 26 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

21

Renewal of Investment Advisory Agreement (unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Global Fixed Income Series and the Target Series Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

22

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004 - 2008; Director 1995 - 2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995-2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)
New York Collegium (non-profit)
Boston Early Music Festival (non-profit)
Amherst Early Music, Inc. (non-profit)
Gotham Early Music Scene, Inc. (non-profit)

23

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Incyte Corp.
ViroPharma, Inc.
WebMD
Cheyne Capital International
MPM Bio-equities
GMP Companies
HoustonPharma
Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Managing Partner, Aegis Investment Partners, LLC (investments) since 2006; Founder and Managing Partner (2004-2005) - Village Markets, LLC (groceries)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Pictometry International Corp.

24

Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member** since 2003, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since 1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

25

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Fixed income returns varied greatly in 2009 across market sectors and quality ratings. As 2009 unfolded, the credit crisis maintained a strong hold on the markets, with short-term securities and U.S. Treasuries representing the only safe havens in global markets. Following stock market lows in late March 2009, investor sentiment shifted to modest optimism, and lower quality securities, both stocks and bonds, rallied strongly.

Overall, municipal securities posted strong returns during 2009, with lower quality and longer maturity issues faring the best. The Bank of America (BofA) Merrill Lynch 1-12Year Municipal Bond Index (formerly a Merrill Lynch Index) earned a strong 7.18% during the year. The 12.75% return of the Diversified Tax Exempt Series during 2009 dramatically outpaced that of its benchmark.

A unique aspect of the municipal bond market in 2009 was the general supply/demand imbalance that developed. As credit crisis fears abated in mid-2009, investors began to predict that government stimulus would provide help to state and local municipalities. This led to a strong revival in demand for municipal securities relative to weak demand during 2008’s recession and credit crunch. However, this demand was met with less supply as issuers chose to forego traditional tax-exempt issuance in favor of the Build America Bond subsidy program offered by the federal government. This supply/demand imbalance created a generally falling yield environment for municipal bonds throughout most of 2009. Because falling yields lead to higher bond prices, this situation benefited the Series’ return.

The Series’ intermediate-to-long-term maturity focus contributed to strong returns during most of the year as yields on municipal bonds generally fell. The Series also maintained a generally high quality bias, with the underlying credit rating of all issues in the Series being rated investment grade or higher, and only a small percentage rated below A. This quality bias likely detracted from returns in the second half of the year as lower quality securities outperformed, but the longer-term orientation of the portfolio more than offset this drag on returns.

As the global recovery continues to unfold, it will be important to monitor changes in factors such as state and local budgets, monetary policy, inflation expectations and other cyclical or secular trends. We will continue to employ an active approach to fixed income, considering maturity, quality and issue selections as key tools for seeking out return potential and managing risk over full bond market cycles.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of December 31, 2009 (unaudited)

	Average Annual Total Returns As of December 31, 2009
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Diversified Tax Exempt Series[2]	12.75%	4.03%	5.41%	4.75%
Bank of America (BofA) Merrill Lynch 1-12Year Municipal Bond Index[3]	7.18%	4.47%	5.56%	5.28%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Diversified Tax Exempt Series for the ten years ended December 31, 2009 to the BofA Merrill Lynch 1-12 Year Municipal Bond Index.

1Performance numbers for the Series and Index are calculated from February 14, 1994, the Series’ inception date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2009, this net expense ratio was 0.60%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.61% for the year ended December 31, 2009.

3The BofA Merrill Lynch 1-12 Year Municipal Bond Index (formerly a Merrill Lynch Index) is an unmanaged, market weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09
Actual	$1,000.00	$1,057.40	$3.06
Hypothetical (5% return before expenses)	$1,000.00	$1,022.23	$3.01

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.59%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition as of December 31, 2009 (unaudited)

Sector Allocation1

1As a percentage of net assets.

Credit Quality Ratings2,3

Aaa	16.4%
Aa	51.7%
A	20.0%
Baa	6.5%
Ba	0.1%
Unrated investments	1.3%
Cash, short-term investments, and other assets, less liabilities	4.0%

2As a percentage of net assets.

3Based on ratings from Moody’s, or the S&P equivalent. The Series may use different ratings provided by other rating agencies for purposes of determining compliance with the Series’ investment policies.

Top Ten States4

Texas	6.0%
Washington	5.1%
New York	4.7%
Indiana	4.5%
Florida	4.4%
Michigan	4.4%
South Carolina	4.0%
Nevada	3.9%
Ohio	3.8%
California	3.7%

4As a percentage of total investments.

4

Investment Portfolio - December 31, 2009

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

MUNICIPAL BONDS - 96.0%

ALABAMA - 0.7%
Fort Payne Waterworks Board, Revenue Bond, AMBAC	3.500%	7/1/2015	WR	[3]	$665,000	$679,324
Hoover Board of Education, Capital Outlay Warrants, Special Tax Warrants, NATL	5.250%	2/15/2017	A1		500,000	522,710
Odenville Utilities Board Water, Revenue Bond, NATL	4.300%	8/1/2028	Baa1		500,000	498,715

						1,700,749

ALASKA - 0.2%
Alaska Municipal Bond Banking Authority, Revenue Bond, NATL	4.100%	6/1/2017	A1		455,000	467,290

ARIZONA - 3.1%
Goodyear, G.O. Bond, NATL	4.375%	7/1/2020	A1		680,000	705,309
Mesa, G.O. Bond, FGRNA	4.125%	7/1/2027	A1		2,215,000	2,165,805
Phoenix, Series B, G.O. Bond	4.200%	7/1/2021	Aa1		1,500,000	1,560,885
Salt River Project Agricultural Impt. & Power District, Series A, Revenue Bond	5.000%	1/1/2035	Aa1		1,700,000	1,747,855
Yuma County Library District, Series A, G.O. Bond, AMBAC	4.500%	7/1/2035	A2		1,200,000	1,125,564

						7,305,418

CALIFORNIA - 3.6%
California State, G.O. Bond	5.250%	2/1/2023	Baa1		500,000	517,030
California State, G.O. Bond	4.750%	12/1/2028	Baa1		795,000	733,491
California State, Various Purposes, G.O. Bond, AMBAC	4.250%	12/1/2035	Baa1		1,140,000	891,526
Campbell Union School District, G.O. Bond, AGM	4.375%	8/1/2027	Aa3		1,810,000	1,776,189
Chula Vista Elementary School District, Series F, G.O. Bond, NATL	4.800%	8/1/2024	Baa1		435,000	436,936
Chula Vista Elementary School District, Series F, G.O. Bond, NATL	4.875%	8/1/2025	Baa1		425,000	427,146
Los Angeles Unified School District, Series B, G.O. Bond, AMBAC	4.500%	7/1/2027	Aa3		840,000	798,924
Oak Valley Hospital District, G.O. Bond, FGRNA	4.500%	7/1/2025	A3		1,395,000	1,310,337
Richmond Joint Powers Financing Authority, Series A, Tax Allocation, NATL	5.250%	9/1/2025	Baa1		1,570,000	1,563,249

						8,454,828

5	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2009

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

MUNICIPAL BONDS (continued)

COLORADO - 1.0%
Colorado Water Resources & Power Development Authority, Water Resource, Series D, Revenue Bond, AGM	4.375%	8/1/2035	Aa3		$1,420,000	$1,329,589
Commerce City, Certificate of Participation, AMBAC	4.750%	12/15/2032	A	[2]	1,000,000	958,170

						2,287,759

CONNECTICUT - 0.7%
Stamford, G.O. Bond	4.400%	2/15/2026	Aaa		1,545,000	1,581,879

DELAWARE - 1.2%
New Castle County, Series A, G.O. Bond	4.250%	7/15/2025	Aaa		1,500,000	1,545,435
New Castle County, Series A, G.O. Bond	4.250%	7/15/2026	Aaa		1,265,000	1,301,457

						2,846,892

DISTRICT OF COLUMBIA - 1.1%
District of Columbia, Series A, G.O. Bond, FGRNA	4.750%	6/1/2033	A1		2,500,000	2,468,575

FLORIDA - 4.4%
Cape Coral Utility Impt. Assessment, Special Assessment, NATL	4.500%	7/1/2021	Baa1		1,855,000	1,819,903
Florida State Board of Education, Capital Outlay, Public Education, Series A, G.O. Bond, AGM	4.500%	6/1/2025	Aa1		1,280,000	1,311,859
Florida State Board of Education, Capital Outlay, Public Education, Series D, G.O. Bond	5.000%	6/1/2016	Aa1		2,000,000	2,263,400
Florida State Department of Transportation, G.O. Bond	5.000%	7/1/2027	Aa1		1,000,000	1,031,700
Palm Beach County, FPL Reclaimed Water Project, Revenue Bond	5.000%	10/1/2040	Aaa		1,020,000	1,037,493
Panama City Beach Utility, Revenue Bond, AGC	5.000%	6/1/2039	AAA	[2]	1,000,000	1,002,940
Tohopekaliga Water Authority, Utility System, Series A, Revenue Bond, AGM	5.000%	10/1/2028	Aa3		510,000	517,619
Winter Park Electric Impt., Series A, Revenue Bond, AGM	5.000%	10/1/2029	Aa3		1,000,000	1,027,910

The accompanying notes are an integral part of the financial statements.	6

Investment Portfolio - December 31, 2009

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

MUNICIPAL BONDS (continued)

FLORIDA (continued)
Winter Park, Impt., Revenue Bond	5.000%	12/1/2034	Aa3		$250,000	$254,768

						10,267,592

GEORGIA - 2.0%
Atlanta, Prerefunded Balance, G.O. Bond	5.600%	12/1/2018	A1		350,000	354,914
Atlanta, Water & Wastewater, Revenue Bond, AGM	5.000%	11/1/2043	Aa3		1,500,000	1,495,035
Atlanta, Water & Wastewater, Series A, Revenue Bond, NATL	5.000%	11/1/2033	Baa1		310,000	299,510
Georgia State, Prerefunded Balance, Series B, G.O. Bond	5.650%	3/1/2012	Aaa		5,000	5,531
Georgia State, Series B, G.O. Bond	4.000%	3/1/2022	Aaa		1,270,000	1,301,813
Georgia State, Unrefunded Balance, Series B, G.O. Bond	5.650%	3/1/2012	Aaa		195,000	215,705
Madison Water & Sewer, Revenue Bond, AMBAC	4.625%	7/1/2030	WR	[3]	1,000,000	945,750

						4,618,258

ILLINOIS - 3.5%
Chicago, Series A, G.O. Bond, AGM	4.750%	1/1/2038	Aa3		1,500,000	1,479,420
Chicago, Series D, G.O. Bond, FGRNA	5.500%	1/1/2035	Aa3		1,000,000	1,011,840
Chicago, Unrefunded Balance, Series A, G.O. Bond, NATL	5.000%	1/1/2034	Aa3		520,000	523,593
Cook County, Series A, G.O. Bond, FGRNA	5.000%	11/15/2022	Aa3		265,000	267,157
Illinois State, G.O. Bond	5.000%	12/1/2027	A2		600,000	609,894
Illinois State, G.O. Bond, NATL	5.250%	10/1/2018	A2		2,000,000	2,182,300
Illinois State, Series 1995 A, Certificate of Participation, NATL	5.600%	7/1/2010	Baa1		100,000	100,353
Springfield Electric, Revenue Bond, NATL	5.000%	3/1/2035	Aa3		1,000,000	1,008,910
Springfield Metropolitan Sanitation District, Series A, G.O. Bond	4.750%	1/1/2034	AA	[2]	1,115,000	1,120,676

						8,304,143

INDIANA - 4.5%
Avon Community School Building Corp., Revenue Bond, AMBAC	4.250%	7/15/2018	A	[2]	1,450,000	1,518,368
Avon Community School Building Corp., Revenue Bond, AMBAC	4.750%	1/15/2032	A	[2]	1,015,000	1,022,653
Frankfort High School Elementary School Building Corp., Revenue Bond, AGM	4.750%	7/15/2025	Aa3		1,500,000	1,558,455

7	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2009

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

MUNICIPAL BONDS (continued)

INDIANA (continued)
Indianapolis Local Public Impt. Bond Bank, Waterworks Project, Series A, Revenue Bond, AGC	5.500%	1/1/2038	Aa3		$1,000,000	$1,081,020
La Porte County, G.O. Bond, FGRNA	5.200%	1/15/2018	A3		300,000	315,486
Noblesville Sewage Works, Revenue Bond, AMBAC	5.000%	1/1/2024	A1		550,000	552,629
North Lawrence Community Schools Building Corp., Revenue Bond, AGM	5.000%	7/15/2020	Aa3		450,000	474,376
Plainfield, Series A, Revenue Bond	4.650%	1/1/2027	A	[2]	645,000	639,021
Shelbyville Central Renovation School Building Corp., Revenue Bond, NATL	5.000%	7/15/2018	Baa1		3,000,000	3,260,490

						10,422,498

IOWA - 1.7%
Indianola Community School District, G.O. Bond, FGRNA	5.200%	6/1/2021	A3		425,000	449,370
Iowa City Community School District, G.O. Bond, AGM	4.000%	6/1/2018	Aa1		425,000	435,400
Polk County, Series C, G.O. Bond	4.000%	6/1/2017	Aa1		995,000	1,055,018
Polk County, Series C, G.O. Bond	4.125%	6/1/2025	Aa1		2,075,000	2,107,370

						4,047,158

KANSAS - 2.4%
Johnson & Miami Counties Unified School District No. 230, G.O. Bond, FGRNA	4.000%	9/1/2022	A2		1,000,000	995,730
Miami County Unified School District No. 416 Louisburg, G.O Bond, NATL	5.000%	9/1/2018	Baa1		2,000,000	2,127,100
Sedgwick County Unified School District No. 265, G.O. Bond, AGM	5.000%	10/1/2025	Aa3		1,090,000	1,168,742
Shawnee County Unified School District No. 450, Shawnee Heights, G.O. Bond, AGM	4.200%	9/1/2020	Aa3		700,000	718,942
Shawnee County Unified School District No. 450, Shawnee Heights, G.O. Bond, AGM	4.250%	9/1/2021	Aa3		580,000	593,554
Wyandotte County School District No. 204 Bonner Springs, Unrefunded Balance, Series A, G.O. Bond, AGM	5.375%	9/1/2015	Aa3		110,000	113,180

						5,717,248

The accompanying notes are an integral part of the financial statements.	8

Investment Portfolio - December 31, 2009

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

MUNICIPAL BONDS (continued)

KENTUCKY - 0.7%
Lexington-Fayette Urban County Government, Public Facilities Corp., Revenue Bond, NATL	4.000%	10/1/2018	Aa3		$1,655,000	$1,719,744

LOUISIANA - 1.1%
Caddo Parish Parishwide School District, G.O. Bond, NATL	4.350%	3/1/2026	Aa3		660,000	672,078
Caddo Parish Parishwide School District, G.O. Bond, NATL	4.375%	3/1/2027	Aa3		1,090,000	1,106,928
New Orleans Sewage Service, Revenue Bond, FGIC	5.250%	6/1/2012	Ba2		300,000	300,018
Orleans Parish Parishwide School District, Series A, G.O. Bond, FGIC	5.125%	9/1/2016	WR	[3]	400,000	400,012

						2,479,036

MARYLAND - 1.7%
Anne Arundel County, Water & Sewer, G.O. Bond	4.125%	3/1/2024	Aa1		345,000	354,287
Anne Arundel County, Water & Sewer, G.O. Bond	4.200%	3/1/2025	Aa1		1,770,000	1,820,781
Baltimore County, Metropolitan District, G.O. Bond	4.250%	9/1/2029	Aaa		1,000,000	1,022,100
Maryland State, State and Local Facilities, G.O. Bond	4.250%	8/1/2021	Aaa		750,000	795,713

						3,992,881

MASSACHUSETTS - 3.3%
Boston, Series A, G.O. Bond, NATL	4.125%	1/1/2021	Aa1		1,000,000	1,031,810
Boston, Series A, G.O. Bond, NATL	4.125%	1/1/2022	Aa1		410,000	421,185
Cambridge, Series A, G.O. Bond	4.000%	2/1/2026	Aaa		850,000	864,152
Cambridge, Series A, G.O. Bond	4.000%	2/1/2027	Aaa		850,000	862,036
Lowell, State Qualified, G.O. Bond, AMBAC	5.000%	2/1/2020	Aa3		500,000	530,475
Massachusetts State, Series C, G.O. Bond, AMBAC	5.750%	8/1/2010	Aa2		400,000	412,656
Massachusetts State, Series D, G.O. Bond	5.250%	10/1/2014	Aa2		1,000,000	1,162,500
Massachusetts Water Resources Authority, Series A, Revenue Bond, AGM	4.375%	8/1/2032	Aa2		2,000,000	1,950,020
Plymouth, Prerefunded, G.O. Bond, NATL	5.250%	10/15/2020	Aa2		100,000	104,888
Richmond, G.O. Bond, NATL	5.000%	4/15/2021	Aa3		400,000	407,316

						7,747,038

9	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2009

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

MUNICIPAL BONDS (continued)

MICHIGAN - 4.3%
Bendle Public School District, School Building & Site, G.O. Bond, FGRNA	4.500%	5/1/2028	Aa3		$640,000	$626,662
Detroit City School District, School Building & Site Impt., Series B, G.O. Bond, FGIC	5.000%	5/1/2033	Aa3		750,000	693,570
Detroit Sewer Disposal System, Series B, Revenue Bond, FGRNA	4.625%	7/1/2034	A3		1,500,000	1,279,695
Detroit Water Supply System, Revenue Bond, NATL	5.250%	7/1/2023	A3		2,000,000	2,016,420
Grand Rapids Public Schools, G.O. Bond, NATL	4.125%	5/1/2023	Aa3		1,200,000	1,207,116
Muskegon Public Schools, G.O. Bond, AGM	5.000%	5/1/2020	Aa3		1,000,000	1,055,280
Muskegon Water, Revenue Bond, AGM	4.750%	5/1/2019	Aa3		565,000	566,367
Saginaw City School District, School Building & Site, G.O. Bond, AGM	4.500%	5/1/2031	Aa3		1,695,000	1,614,420
Warren Woods Public Schools, School Building & Site, G.O. Bond, AGM	4.500%	5/1/2026	Aa3		1,015,000	1,016,604

						10,076,134

MINNESOTA - 2.5%
Brooklyn Center Independent School District No. 286, School Building, Series A, G.O. Bond, NATL	4.375%	2/1/2026	Aa2		1,105,000	1,136,161
Hennepin County, Series A, G.O. Bond	4.500%	12/1/2025	Aaa		1,500,000	1,561,125
Minnesota, G.O. Bond	5.000%	8/1/2013	Aa1		2,000,000	2,276,180
Pine County, Series A, G.O. Bond, FGRNA	4.400%	2/1/2028	AAA	[2]	555,000	564,407
Western Minnesota Municipal Power Agency, Revenue Bond	6.625%	1/1/2016	Aaa		175,000	203,292

						5,741,165

MISSISSIPPI - 0.2%
Biloxi Public School District, Revenue Bond, NATL	5.000%	4/1/2017	A3		500,000	510,350

MISSOURI - 1.5%
Columbia Water & Electric, Series A, Revenue Bond	4.125%	10/1/2033	AA	[2]	995,000	931,459
Missouri Water Pollution Control, Series A, G.O. bond	4.500%	12/1/2030	Aaa		2,375,000	2,472,826

						3,404,285

The accompanying notes are an integral part of the financial statements.	10

Investment Portfolio - December 31, 2009

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

MUNICIPAL BONDS (continued)

NEBRASKA - 1.4%
Omaha Metropolitan Utilities District, Series A, Revenue Bond, AGM	4.375%	12/1/2031	Aa3	$2,640,000	$2,547,838
Omaha Public Power District, Series AA, Revenue Bonds, FGRNA	4.500%	2/1/2034	Aa2	810,000	783,359

					3,331,197

NEVADA - 3.8%
Clark County Transportation, Series A, G.O. Bond, FGRNA	4.500%	12/1/2019	Aa1	500,000	500,405
Clark County, G.O. Bond, AGM	4.750%	6/1/2027	Aa1	3,000,000	3,046,290
Las Vegas Valley Water District, Water Impt., Series A, G.O. Bond, AGM	4.750%	6/1/2033	Aa2	1,500,000	1,481,145
Nevada State, Capital Impt., G.O. Bond	5.000%	6/1/2019	Aa2	2,040,000	2,224,069
Nevada State, Project Nos. 66 & 67, Unrefunded Balance, Series A, G.O. Bond, FGRNA	5.000%	5/15/2028	Aa2	125,000	125,068
North Las Vegas, G.O. Bond, NATL	5.000%	5/1/2024	A1	1,500,000	1,545,015

					8,921,992

NEW HAMPSHIRE - 0.4%
New Hampshire Municipal Bond Bank, Series D, Revenue Bond	4.625%	7/15/2039	Aa2	835,000	835,301

NEW JERSEY - 2.7%
East Brunswick Township Board of Education, G.O. Bond, AGM	4.500%	11/1/2028	Aa2	835,000	856,050
East Brunswick Township Board of Education, G.O. Bond, AGM	4.500%	11/1/2029	Aa2	1,000,000	1,018,440
Hudson County, G.O. Bond, CIFG	4.250%	9/1/2021	A3	930,000	959,937
Morris County Impt. Authority, School District, Morris Hills Regional District, Revenue Bond	3.700%	10/1/2018	Aaa	540,000	558,004
New Jersey Transportation Trust Fund Authority, Transportation System, Series A, Revenue Bond, AGM	4.250%	12/15/2022	Aa3	2,000,000	2,000,720
Sparta Township School District, G.O. Bond, AGM	4.300%	2/15/2030	Aa2	1,000,000	990,910

					6,384,061

11	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2009

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

MUNICIPAL BONDS (continued)

NEW MEXICO - 0.3%
New Mexico Finance Authority, Public Project Revolving Fund, Series A-1, Revenue Bond, NATL	3.250%	6/1/2013	Aa2		$700,000	$742,014

NEW YORK - 4.7%
Hampton Bays Union Free School District, G.O. Bond, AGM	4.375%	9/15/2029	Aa3		2,225,000	2,247,428
New York City Municipal Water Finance Authority, Water & Sewer Systems, Series A, Revenue Bond	5.750%	6/15/2040	Aa2		2,590,000	2,891,735
New York City Municipal Water Finance Authority, Water & Sewer Systems, Series E, Revenue Bond, FGRNA	5.000%	6/15/2026	Aa2		750,000	761,978
New York State Dormitory Authority, University of Rochester, Series E, Revenue Bond	4.000%	7/1/2022	Aa3		930,000	925,024
New York State Urban Development Corp., Series B, Revenue Bond, NATL	5.000%	1/1/2019	WR	[3]	1,000,000	1,093,560
Port Authority of New York & New Jersey, Revenue Bond	4.500%	10/15/2037	Aa3		1,000,000	973,630
Sachem Central School District of Holbrook, G.O. Bond, FGRNA	4.375%	10/15/2030	AA	[2]	2,000,000	1,998,520

						10,891,875

NORTH CAROLINA - 2.3%
Charlotte, Series B, Revenue Bond	4.625%	7/1/2039	Aa1		1,000,000	1,009,530
Mecklenburg County, Public Impt., Series A, G.O. Bond	4.125%	2/1/2022	Aaa		1,455,000	1,508,995
North Carolina Grant Anticipation, Revenue Bond, NATL	4.000%	3/1/2018	Aa3		1,355,000	1,427,086
North Carolina Municipal Power Agency No. 1 Catawba, Series A, Revenue Bond	5.000%	1/1/2030	A2		1,000,000	1,021,070
Wilson, Prerefunded Balance, G.O. Bond, AMBAC	5.100%	6/1/2019	A1		400,000	415,948

						5,382,629

NORTH DAKOTA - 0.8%
Fargo, Series A, G.O. Bond, NATL	4.700%	5/1/2030	Aa2		1,840,000	1,880,811

The accompanying notes are an integral part of the financial statements.	12

Investment Portfolio - December 31, 2009

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

MUNICIPAL BONDS (continued)

OHIO - 3.7%
Brookville Local School District, School Impt., G.O. Bond, AGM	4.125%	12/1/2026	Aa3		$660,000	$650,885
Columbus City School District, Facilities Construction & Impt., G.O. Bond, AGM	4.375%	12/1/2032	Aa3		1,000,000	956,010
Columbus, Limited Tax, Series 2, G.O. Bond	5.000%	7/1/2017	Aaa		1,000,000	1,138,980
Licking Heights Local School District, School Facilities Construction & Impt., Series A, G.O. Bond, NATL	5.000%	12/1/2022	A1		1,450,000	1,534,970
Newark City School District, School Impt., G.O. Bond, FGRNA	4.250%	12/1/2027	A3		500,000	486,520
Ohio State Conservation Project, Series A, G.O. Bond	5.000%	3/1/2015	Aa2		1,000,000	1,147,690
Pickerington Local School District, School Facilities Construction & Impt., G.O. Bond, NATL	4.250%	12/1/2034	A1		2,500,000	2,432,425
Springfield City School District, Prerefunded Balance, G.O. Bond, FGIC	5.200%	12/1/2023	Baa1		325,000	358,742

						8,706,222

OKLAHOMA - 1.3%
Oklahoma City Water Utilities Trust, Series A, Revenue Bond	4.125%	7/1/2039	Aa2		1,000,000	943,770
Oklahoma City, G.O. Bond, NATL	4.250%	3/1/2023	Aa1		2,000,000	2,066,420

						3,010,190

OREGON - 2.2%
Metro, G.O. Bond	5.000%	6/1/2022	Aaa		3,000,000	3,344,490
Salem Water & Sewer, Revenue Bond, AGM	5.000%	5/1/2014	Aa3		1,120,000	1,270,786
Washington County School District No. 15 Forest Grove, Prerefunded Balance, G.O. Bond, AGM	5.500%	6/15/2017	Aa2		500,000	535,575

						5,150,851

PENNSYLVANIA - 3.4%
Allegheny County, Series C-62B, G.O. Bond	5.000%	11/1/2029	A3		750,000	780,697
Erie Water Authority, Series 2006, Revenue Bond, AGM	5.000%	12/1/2036	AAA	[2]	1,000,000	1,022,730
Jenkintown School District, Series A, G.O. Bond, FGRNA	4.500%	5/15/2032	A	[2]	1,000,000	979,230
Lancaster School District, G.O. Bond, AGM	5.000%	6/1/2019	Aa3		1,200,000	1,320,684

13	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2009

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

MUNICIPAL BONDS (continued)

PENNSYLVANIA (continued)
Pennsylvania Turnpike Commission, Prerefunded Balance, Revenue Bond, AMBAC	5.375%	7/15/2019	A1		$530,000	$573,879
Philadelphia, Water & Wastewater, Prerefunded Balance, Revenue Bond, NATL	5.600%	8/1/2018	A	[2]	20,000	23,202
Philadelphia, Water & Wastewater, Series A, Revenue Bond, AMRAG	5.000%	8/1/2021	Aa3		1,000,000	1,069,480
Plum Boro School District, Series A, G.O. Bond, FGRNA	4.500%	9/15/2030	A	[2]	855,000	851,529
Uniontown Area School District, G.O. Bond, AGM	4.350%	10/1/2034	Aa3		1,500,000	1,394,130

						8,015,561

RHODE ISLAND - 0.4%
Rhode Island Clean Water Finance Agency, Series A, Revenue Bond, NATL	5.000%	10/1/2035	Baa1		1,000,000	944,630

SOUTH CAROLINA - 3.9%
Beaufort County, G.O. Bond, NATL	4.250%	3/1/2024	Aa2		790,000	807,901
Charleston County, Transportation Sales Tax, G.O. Bond	5.000%	11/1/2017	Aa1		1,000,000	1,139,180
Lexington Waterworks & Sewer System, Revenue Bond, AGC	5.000%	1/15/2039	Aa3		1,565,000	1,585,940
South Carolina Transportation Infrastructure Bank, Series B, Revenue Bond, AMBAC	4.250%	10/1/2027	A1		2,000,000	1,907,180
South Carolina, State Institutional - South Carolina State University, Series D, G.O. Bond	4.250%	10/1/2026	Aaa		1,250,000	1,287,663
Spartanburg Sanitation Sewer District, Series B, Revenue Bond, NATL	5.000%	3/1/2032	A3		1,500,000	1,519,590
Sumter, Water Utility Impt., Revenue Bond, XLCA	4.500%	12/1/2032	A3		1,000,000	962,580

						9,210,034

TEXAS - 5.9%
Alamo Community College District, Series A, G.O. Bond, NATL	5.000%	8/15/2024	Aa2		1,020,000	1,079,874
Alvin Independent School District, G.O. Bond	4.375%	2/15/2024	Aaa		750,000	773,662
Canyon Independent School District, School Building, G.O. Bond	4.700%	2/15/2025	AAA	[2]	1,440,000	1,520,050

The accompanying notes are an integral part of the financial statements.	14

Investment Portfolio - December 31, 2009

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

MUNICIPAL BONDS (continued)

TEXAS (continued)
Clear Creek Independent School District, G.O. Bond, AGM	4.000%	2/15/2029	Aa3		$2,340,000	$2,211,043
Del Valle Independent School District, School Building, G.O. Bond	5.000%	6/15/2019	AAA	[2]	1,845,000	2,048,300
Fort Bend County, G.O. Bond, NATL	4.750%	3/1/2031	Aa2		1,000,000	1,012,670
Huntsville Independent School District, G.O. Bond	4.500%	2/15/2029	Aaa		1,220,000	1,237,214
McKinney Waterworks & Sewer, Revenue Bond, FGRNA	4.750%	3/15/2024	Aa3		1,000,000	1,024,710
San Antonio Water, Revenue Bond, FRGNA	4.375%	5/15/2029	Aa2		1,400,000	1,368,612
University of Texas Financing System, Series F, Revenue Bond	4.750%	8/15/2028	Aaa		1,000,000	1,046,670
Waller Consolidated Independent School District, G.O. Bond	4.750%	2/15/2023	Aaa		500,000	506,240

						13,829,045

UTAH - 1.5%
Mountain Regional Water Special Service District, Revenue Bond, NATL	5.000%	12/15/2030	Baa1		1,240,000	1,196,278
Provo City School District, Series B, G.O. Bond	4.000%	6/15/2014	Aaa		1,100,000	1,217,788
St. George, Parks and Recreation, G.O. Bond, AMBAC	4.000%	8/1/2019	Aa3		795,000	816,425
Utah State Building Ownership Authority, Series C, Revenue Bond, AGM	5.500%	5/15/2011	Aa1		300,000	320,019

						3,550,510

VERMONT - 0.5%
Vermont, Series D, G.O. Bond	4.500%	7/15/2025	Aaa		1,000,000	1,060,240

VIRGINIA - 3.1%
Fairfax County, Public Impt., Series A, G.O. Bond	4.000%	4/1/2017	Aaa		2,000,000	2,154,660
Fairfax County, Public Impt., Series A, G.O. Bond	4.250%	4/1/2027	Aaa		1,500,000	1,537,530
Norfolk, Capital Impt., G.O. Bond, FGRNA	4.250%	10/1/2024	A1		2,500,000	2,545,625
Norfolk, Capital Impt., G.O. Bond, NATL	4.375%	3/1/2024	A1		685,000	702,865
Richmond, Series B, G.O. Bond, AGM	4.750%	7/15/2023	Aa3		400,000	415,948

						7,356,628

15	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2009

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

MUNICIPAL BONDS (continued)

WASHINGTON - 5.0%
Franklin County, G.O. Bond, FGRNA	5.125%	12/1/2022	A	[2]	$1,000,000	$1,010,600
Grant County Public Utility District No. 2 Priest Rapids, Series A, Revenue Bond, NATL	5.000%	1/1/2043	Aa2		1,000,000	1,009,400
King County School District No. 411 Issaquah, Series A, G.O. Bond, AGM	5.250%	12/1/2018	Aa1		2,420,000	2,671,656
King County Sewer, G.O. Bond, FGRNA	5.000%	1/1/2035	Aa1		1,255,000	1,295,863
King County Sewer, Revenue Bond, AGM	5.000%	1/1/2024	Aa3		1,460,000	1,572,420
King County Sewer, Series A, Revenue Bond, NATL	4.500%	1/1/2032	Aa3		1,070,000	1,053,832
Seattle, Drain & Wastewater, Revenue Bond, NATL	4.375%	2/1/2026	Aa2		2,000,000	2,009,020
Washington State, Motor Vehicle Fuel Tax, G.O. Bond, AMBAC	5.000%	1/1/2025	Aa1		1,000,000	1,078,250

						11,701,041

WEST VIRGINIA - 0.3%
West Virginia State Water Development Authority, Series A, Revenue Bond, FGRNA.	4.250%	11/1/2026	A	[2]	820,000	806,396

WISCONSIN - 2.7%
Central Brown County Water Authority, Water Systems, Revenue Bond, AMBAC	5.000%	12/1/2035	A	[2]	1,500,000	1,507,560
Eau Claire, Series B, G.O. Bond, NATL	4.000%	4/1/2015	Aa2		1,195,000	1,319,543
Madison, Water Utility Impt., Series A, Revenue Bond	4.250%	1/1/2030	Aa2		1,000,000	979,400
Oshkosh, Corporate Purposes, Series A, G.O. Bond, FGRNA	5.050%	12/1/2021	Aa3		450,000	477,265
Stoughton Area School District, G.O. Bond, FGRNA	4.875%	4/1/2016	A1		500,000	523,125
Wisconsin Public Power, Inc., Series A, Revenue Bond, AMBAC	5.000%	7/1/2035	A1		870,000	858,890
Wisconsin State Transportation, Series A, Revenue Bond, AGM	5.000%	7/1/2025	Aa3		700,000	736,197

						6,401,980

The accompanying notes are an integral part of the financial statements.	16

Investment Portfolio - December 31, 2009

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount/ Shares	Value (Note 2)

MUNICIPAL BONDS (continued)

WYOMING - 0.3%
Wyoming Municipal Power Agency, Series A, Revenue Bond	5.375%	1/1/2042	A2	$710,000	$718,513

TOTAL MUNICIPAL BONDS (Identified Cost $220,520,684)					224,992,641

SHORT-TERM INVESTMENTS - 2.7%
Dreyfus AMT - Free Municipal Reserves - Class R (Identified Cost $6,448,170)				6,448,170	6,448,170

TOTAL INVESTMENTS - 98.7% (Identified Cost $226,968,854)					231,440,811

OTHER ASSETS, LESS LIABILITIES - 1.3%					3,045,220

NET ASSETS - 100%					$234,486,031

KEY:

G.O. Bond - General Obligation Bond

Impt. - Improvement

No. - Number

Scheduled principal and interest payments are guaranteed by:

AGC (Assurance Guaranty Corp.)

AGM (Assurance Guaranty Municipal Corp.) (formerly known as FSA (Financial Security Assurance, Inc.))

AMBAC (AMBAC Assurance Corp.)

AMRAG (AMBAC reinsured by AGC)

CIFG (CIFG North America, Inc.)

FGIC (Financial Guaranty Insurance Co.)

FGRNA (FGIC reinsured by NATL)

NATL (National Public Finance Guarantee Corp.)

XLCA (XL Capital Assurance)

The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3Credit rating has been withdrawn. As of December 31, 2009, there is no rating available.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in bonds insured by the following companies: NATL - 33.6%; AGM - 21.1%.

17	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

December 31, 2009

ASSETS:

Investments, at value (identified cost $226,968,854) (Note 2)	$231,440,811
Interest receivable	2,810,978
Receivable for fund shares sold	557,102

TOTAL ASSETS	234,808,891

LIABILITIES:

Accrued management fees (Note 3)	97,708
Accrued fund accounting and transfer agent fees (Note 3)	14,740
Accrued directors fees (Note 3)	3,143
Accrued Chief Compliance Officer service fees (Note 3)	476
Payable for fund shares repurchased	166,501
Audit fees payable	31,227
Other payables and accrued expenses	9,065

TOTAL LIABILITIES	322,860

TOTAL NET ASSETS	$234,486,031

NET ASSETS CONSIST OF:

Capital stock	$209,975
Additional paid-in-capital	228,141,547
Undistributed net investment income	1,659,323
Accumulated net realized gain on investments	3,229
Net unrealized appreciation on investments	4,471,957

TOTAL NET ASSETS	$234,486,031

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($234,486,031/20,997,466 shares)	$11.17

The accompanying notes are an integral part of the financial statements.	18

Statement of Operations

For the Year Ended December 31, 2009

INVESTMENT INCOME:

Interest	$8,880,430
Dividends	19,056

Total Investment Income	8,899,486

EXPENSES:

Management fees (Note 3)	1,045,097
Fund accounting and transfer agent fees (Note 3)	125,098
Directors’ fees (Note 3)	12,850
Chief Compliance Officer service fees (Note 3)	3,729
Custodian fees	11,799
Miscellaneous	66,966

Total Expenses	1,265,539
Less reduction of expenses (Note 3)	(1,838)

Net Expenses	1,263,701

NET INVESTMENT INCOME	7,635,785

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments	243,778

Net change in unrealized appreciation (depreciation) on investments	16,756,505

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	17,000,283

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,636,068

19	The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	For the Year Ended 12/31/09	For the Year Ended 12/31/08

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$7,635,785	$8,422,128
Net realized gain on investments	243,778	670,931
Net change in unrealized appreciation (depreciation) on investments	16,756,505	(14,523,593)

Net increase (decrease) from operations	24,636,068	(5,430,534)

DISTRIBUTIONS TO SHAREHOLDERS (Note 7):

From net investment income	(8,260,550)	(7,556,016)
From net realized gain on investments	(515,923)	(368,882)

Total distributions to shareholders	(8,776,473)	(7,924,898)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	20,890,861	(24,617,544)

Net increase (decrease) in net assets	36,750,456	(37,972,976)

NET ASSETS:

Beginning of year	197,735,575	235,708,551

End of year (including undistributed net investment income of $1,659,323 and $2,267,915, respectively)	$234,486,031	$197,735,575

The accompanying notes are an integral part of the financial statements.	20

Financial Highlights

		For the Years Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.34	$10.92	$10.95	$10.90	$10.99

Income (loss) from investment operations:
Net investment income	0.40[1]	0.42	0.36	0.37	0.37
Net realized and unrealized gain (loss) on investments	0.90	(0.62)	(0.02)	0.05	(0.09)

Total from investment operations	1.30	(0.20)	0.34	0.42	0.28

Less distributions to shareholders:
From net investment income	(0.44)	(0.36)	(0.37)	(0.36)	(0.36)
From net realized gain on investments	(0.03)	(0.02)	—[2]	(0.01)	(0.01)

Total distributions to shareholders	(0.47)	(0.38)	(0.37)	(0.37)	(0.37)

Net asset value - End of year	$11.17	$10.34	$10.92	$10.95	$10.90

Net assets - End of year (000’s omitted)	$234,486	$197,736	$235,709	$167,689	$112,965

Total return[3]	12.75%	(1.79%)	3.20%	3.94%	2.60%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.60%*	0.61%	0.62%	0.66%	0.71%
Net investment income	3.65%	3.75%	3.65%	3.71%	3.58%
Portfolio turnover	8%	7%	3%	5%	2%

*The investment advisor did not impose all of or a portion of its CCO fees, fund accounting and transfer agent fees during the year ended 12/31/09. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by 0.01%.

1Calculated based on average shares outstanding during the year.

2Less than $0.01 per share.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the year ended December 31, 2009.

21	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

Diversified Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2009, 4.6 billion shares have been designated in total among 29 series, of which 100 million have been designated as Diversified Tax Exempt Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions

22

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2009 in valuing the Series’ assets or liabilities carried at market value:

Description:	12/31/09	Level 1	Level 2	Level 3

Equity securities*	$—	$—	$—	$—
Preferred securities	—	—	—	—
Debt securities:
States and political subdivisions (municipals)	224,992,641	—	224,992,641	—
Mutual funds	6,448,170	6,448,170	—	—
Other financial instruments**	—	—	—	—

Total	$231,440,811	$6,448,170	$224,992,641	$—

*Includes common stock, warrants and rights. Please see the Investment Portfolio for industry classification.

**Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of December 31, 2009, the Series did not hold any derivative instruments.

There were no Level 3 securities held by the Series as of December 31, 2008 or December 31, 2009.

Interim and annual reporting periods beginning after December 15, 2009 will require additional disclosure regarding transfers in and/or out of Level 1 and 2. Additional disclosure surrounding the activity in Level 3 fair value measurement will also be effective for fiscal years beginning after December 15, 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

23

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2009, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2006 through December 31, 2009. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

24

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2011, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of average daily net assets each year. For the year ended December 31, 2009, the Advisor did not waive its management fee or reimburse any expenses of the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services through November 7, 2009, the Fund paid the Advisor an annual fee of 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense. Prior to October 12, 2009 (for sub-accountant) and November 9, 2009 (for sub-transfer agent), the Advisor had an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi served as sub-accountant and sub-transfer agent. The Advisor voluntarily agreed to waive a portion of the fund accounting and transfer agent fees and the Chief Compliance Officer service fees for the period March 1, 2009 to April 30, 2009. Accordingly, the Advisor waived fees of $1,838, which is included as a reduction of expenses on the Statement of Operations.

The Advisor has entered into agreements dated October 12, 2009 and November 9, 2009 with PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”) under which PNCGIS serves as sub-accountant services agent and sub-transfer agent, respectively. Effective November 7, 2009 under the amended master services agreement, the Fund pays the Advisor an annual fee of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Additionally, certain transaction-, account-, and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

25

Notes to Financial Statements

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2009, purchases and sales of securities, other than United States Government securities and short-term securities, were $30,151,587 and $15,981,092, respectively. There were no purchases or sales of United States Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Diversified Tax Exempt Series were:

	For the Year Ended 12/31/09		For the Year Ended 12/31/08
	Shares	Amount	Shares	Amount

Sold	4,637,961	$51,174,088	3,614,800	$38,536,015
Reinvested	749,319	8,166,096	708,211	7,370,140
Repurchased	(3,520,939)	(38,449,323)	(6,773,780)	(70,523,699)

Total	1,866,341	$20,890,861	(2,450,769)	$(24,617,544)

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes; the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivatives counterparties failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series during the year ended December 31, 2009.

7.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including market discount. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

26

Notes to Financial Statements

7.	FEDERAL INCOME TAX INFORMATION (continued)

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/09	For the Year Ended 12/31/08
Ordinary income	$42,152	$50,039
Tax exempt income	8,218,398	7,521,726
Long-term capital gains	515,923	353,133
At December 31, 2009, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:
Cost for federal income tax purposes		$226,931,968
Unrealized appreciation		$6,483,769
Unrealized depreciation		(1,974,926)

Net unrealized appreciation		$4,508,843
Undistributed tax exempt income		1,622,437
Undistributed long-term capital gains		3,229

8.	SUBSEQUENT EVENTS

On February 2, 2010, the PNC Financial Services Group, Inc. (“PNC”), which serves as the Series’ sub-accountant services agent and sub-transfer agent, entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with The Bank of New York Mellon Corporation (“BNY Mellon”), the Series’ custodian. Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC will sell to BNY Mellon (the “Stock Sale”) 100% of the issued and outstanding shares of PNC Global Investment Servicing, Inc., an indirect, wholly-owned subsidiary of PNC. The Stock Sale is expected to close in the third quarter of 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through February 23, 2010, the date the financial statements were issued.

27

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Diversified Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for credit ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Tax Exempt Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

Columbus, Ohio

February 23, 2010

28

Supplemental Tax Information (unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates $515,923 as capital gains for its taxable year ended December 31, 2009. In addition, the Series hereby designates $8,218,398 as tax exempt dividends for the year ended December 31, 2009. For each item it is the intention of the Series to designate the maximum allowable under tax law.

29

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on December 7, 2009, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2009 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 23 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle periods relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 13 of the 26 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board

30

Renewal of Investment Advisory Agreement (unaudited)

concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Global Fixed Income Series and the Target Series Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

31

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004 - 2008; Director 1995 - 2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995-2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:

Partnership for New York City, Inc. (non-profit)

New York Collegium (non-profit)

Boston Early Music Festival (non-profit)

Amherst Early Music, Inc. (non-profit)

Gotham Early Music Scene, Inc. (non-profit)

32

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Incyte Corp.
ViroPharma, Inc.
WebMD
Cheyne Capital International
MPM Bio-equities
GMP Companies
HoustonPharma
Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Managing Partner, Aegis Investment Partners, LLC (investments) since 2006; Founder and Managing Partner (2004-2005) - Village Markets, LLC (groceries)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Pictometry International Corp.

33

Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member** since 2003, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since 1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

34

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Fixed income returns varied greatly in 2009 across market sectors and quality ratings. As 2009 unfolded, the credit crisis maintained a strong hold on the markets, with short-term securities and U.S. Treasuries representing the only safe havens in global markets. Following stock market lows in late March 2009, investor sentiment shifted to modest optimism, and lower quality securities, both stocks and bonds, rallied strongly.

Overall, municipal securities posted strong returns during 2009, with lower quality and longer maturity issues faring the best. The Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index (formerly a Merrill Lynch Index) earned a strong 7.18% during the year. The 12.46% return of the New York Tax Exempt Series during 2009 dramatically outpaced that of its benchmark.

A unique aspect of the municipal bond market in 2009 was the general supply/demand imbalance that developed. As credit crisis fears abated in mid-2009, investors began to predict that government stimulus would provide help to state and local municipalities. This led to a strong revival in demand for municipal securities relative to weak demand during 2008’s recession and credit crunch. However, this demand was met with less supply as issuers chose to forego traditional tax-exempt issuance in favor of the Build America Bond subsidy program offered by the federal government. This supply/demand imbalance created a generally falling yield environment for municipal bonds throughout most of 2009. Because falling yields lead to higher bond prices, this situation benefited the Series’ return.

The Series’ intermediate-to-long-term maturity focus contributed to strong returns during most of the year as yields on municipal bonds generally fell. The Series also maintained a generally high quality bias, with the underlying credit rating of all issues in the Series being rated investment grade or higher, and only a small percentage rated below A. This quality bias likely detracted from returns in the second half of the year as lower quality securities outperformed, but the longer-term orientation of the portfolio more than offset this drag on returns.

As the global recovery continues to unfold, it will be important to monitor changes in factors such as state and local budgets, monetary policy, inflation expectations and other cyclical or secular trends. We will continue to employ an active approach to fixed income, considering maturity, quality and issue selections as key tools for seeking out return potential and managing risk over full bond market cycles.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of December 31, 2009 (unaudited)

	Average Annual Total Returns As of December 31, 2009
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - New York Tax Exempt Series[2]	12.46%	3.76%	5.11%	4.55%
Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index[3]	7.18%	4.47%	5.56%	5.26%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - New York Tax Exempt Series for the ten years ended December 31, 2009 to the BofA Merrill Lynch 1-12 Year Municipal Bond Index.

1Performance numbers for the Series and Index are calculated from January 17, 1994, the Series’ inception date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2009, this net expense ratio was 0.64%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.64% for the year ended December 31, 2009.

3The BofA Merrill Lynch 1-12 Year Municipal Bond Index (formerly a Merrill Lynch Index) is an unmanaged, market weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09
Actual	$1,000.00	$1,053.20	$3.26
Hypothetical (5% return before expenses)	$1,000.00	$1,022.03	$3.21

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.63%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition as of December 31, 2009 (unaudited)

Sector Allocation1

1As a percentage of net assets.

Credit Quality Ratings2,3

2As a percentage of net assets.

3Based on ratings from Moody’s, or the S&P equivalent. The Series may use different ratings provided by other rating agencies for purposes of determining compliance with the Series’ investment policies.

4

Investment Portfolio - December 31, 2009

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

NEW YORK MUNICIPAL BONDS - 95.8%
Arlington Central School District, G.O. Bond, NATL	4.625%	12/15/2024	A1		$845,000	$866,962
Arlington Central School District, G.O. Bond, NATL	4.625%	12/15/2025	A1		365,000	374,070
Bethlehem, Public Impt., G.O. Bond	4.500%	12/1/2033	AA	[2]	335,000	340,903
Bethlehem, Public Impt., G.O. Bond	4.500%	12/1/2035	AA	[2]	425,000	430,912
Brookhaven, Public Impt., G.O. Bond, FGRNA	4.000%	5/1/2023	Aa3		900,000	904,689
Brookhaven, Public Impt., G.O. Bond, FGRNA	4.000%	5/1/2024	Aa3		815,000	817,021
Buffalo Fiscal Stability Authority, Sales Tax & State Aid, Series B, Revenue Bond, NATL	5.000%	9/1/2016	Aa2		525,000	587,155
Chautauqua County, Public Impt., Series B, G.O. Bond, NATL	4.500%	12/15/2018	A2		485,000	516,831
Clifton Park Water Authority, Revenue Bond	4.250%	10/1/2029	AA	[2]	250,000	246,045
Dryden Central School District, G.O. Bond, AGM	5.500%	6/15/2011	Aa3		200,000	212,158
Dutchess County, Public Impt., Prerefunded Balance, G.O. Bond, NATL	4.000%	12/15/2016	Aa2		315,000	352,857
Dutchess County, Public Impt., Unrefunded Balance, G.O. Bond, NATL	4.000%	12/15/2016	Aa2		360,000	383,825
Ellenville Central School District, G.O. Bond, AMBAC	5.700%	5/1/2011	A2		700,000	710,976
Fairport Central School District, G.O. Bond, AGM	5.000%	6/1/2019	Aa3		500,000	518,155
Franklin Square Union Free School District, G.O. Bond, FGRNA	5.000%	1/15/2021	A1		520,000	536,172
Greece Central School District, G.O. Bond, AGM	4.000%	6/15/2019	Aa3		2,675,000	2,804,684
Hampton Bays Union Free School District, G.O. Bond, AGM	4.250%	9/15/2026	Aa3		1,140,000	1,161,261
Haverstraw-Stony Point Central School District, G.O. Bond, AGM	4.500%	10/15/2032	Aa3		2,000,000	1,991,400
Islip, Public Impt., G.O. Bond, FGRNA	5.375%	6/15/2015	Aa2		1,555,000	1,603,500
Johnson City Central School District, G.O. Bond, FGRNA	4.250%	6/15/2024	A	[2]	500,000	504,660
Johnson City Central School District, G.O. Bond, FGRNA	4.375%	6/15/2028	A	[2]	1,000,000	1,005,410
Johnson City Central School District, G.O. Bond, FGRNA	4.375%	6/15/2030	A	[2]	985,000	973,820
Long Island Power Authority, Electric Systems, Series A, Revenue Bond, FGRNA	5.000%	12/1/2019	A3		1,000,000	1,061,300
Long Island Power Authority, Electric Systems, Series A, Revenue Bond, FGRNA	5.000%	12/1/2025	A3		1,690,000	1,748,964

The accompanying notes are an integral part of the financial statements.	5

Investment Portfolio - December 31, 2009

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

NEW YORK MUNICIPAL BONDS (continued)
Long Island Power Authority, Electric Systems, Series F, Revenue Bond, NATL	4.500%	5/1/2028	A3		$1,880,000	$1,887,576
Metropolitan Transportation Authority, Dedicated Tax Fund, Series A, Revenue Bond, NATL	5.000%	11/15/2030	A1		750,000	756,742
Metropolitan Transportation Authority, Dedicated Tax Fund, Series B, Revenue Bond	5.000%	11/15/2034	AA	[2]	1,000,000	1,034,610
Metropolitan Transportation Authority, Series A, Revenue Bond, AGM	5.000%	11/15/2030	Aa3		500,000	505,165
Metropolitan Transportation Authority, Series A, Revenue Bond, FGRNA	5.000%	11/15/2025	A2		1,500,000	1,546,830
Metropolitan Transportation Authority, Series B, Revenue Bond, AGM	4.500%	11/15/2032	Aa3		500,000	489,485
Minisink Valley Central School District, G.O. Bond	3.500%	4/15/2025	AA	[2]	900,000	858,195
Monroe County Water Authority, Revenue Bond	5.000%	8/1/2019	Aa3		1,700,000	1,713,753
Monroe County, Public Impt., G.O. Bond, AMBAC	4.125%	6/1/2020	Baa2		1,000,000	982,520
Nassau County Interim Finance Authority, Sales Tax Secured, Series A, Revenue Bond, AMBAC	4.750%	11/15/2023	Aa2		1,000,000	1,039,130
Nassau County, General Impt., Series C, G.O. Bond, AGC	5.000%	10/1/2028	Aa3		1,000,000	1,081,700
Nassau County, General Impt., Series C, G.O. Bond, AGM	5.125%	1/1/2014	Aa3		500,000	511,620
New Hyde Park & Garden City Park, Union Free School District, G.O. Bond, AGM	4.125%	6/15/2023	Aa3		200,000	202,442
New Hyde Park & Garden City Park, Union Free School District, G.O. Bond, AGM	4.125%	6/15/2024	Aa3		250,000	252,440
New York City Municipal Water Finance Authority, Water & Sewer Systems, Series A, Revenue Bond	4.250%	6/15/2033	Aa2		1,250,000	1,187,600
New York City Municipal Water Finance Authority, Water & Sewer Systems, Series A, Revenue Bond	4.500%	6/15/2037	Aa2		1,000,000	972,320
New York City Municipal Water Finance Authority, Water & Sewer Systems, Series A, Revenue Bond	5.750%	6/15/2040	Aa2		1,000,000	1,116,500
New York City Municipal Water Finance Authority, Water & Sewer Systems, Series A, Revenue Bond, AMBAC	5.000%	6/15/2035	Aa2		750,000	760,905

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2009

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

NEW YORK MUNICIPAL BONDS (continued)
New York City Municipal Water Finance Authority, Water & Sewer Systems, Series D, Revenue Bond, AMBAC	4.500%	6/15/2036	Aa2		$500,000	$489,160
New York City Municipal Water Finance Authority, Water & Sewer Systems, Series E, Revenue Bond, FGRNA	5.000%	6/15/2026	Aa2		750,000	761,978
New York City, G.O. Bond, XLCA	5.000%	9/1/2019	Aa3		500,000	530,665
New York City, Series A, G.O. Bond, CIFG	5.000%	8/1/2024	Aa3		1,000,000	1,041,940
New York City, Unrefunded Balance, Series I, G.O. Bond, NATL	5.000%	5/15/2028	AA	[2]	1,020,000	1,022,438
New York State Dormitory Authority, Columbia University, Revenue Bond	5.000%	7/1/2038	Aaa		900,000	956,979
New York State Dormitory Authority, Columbia University, Series A, Revenue Bond	5.000%	7/1/2025	Aaa		500,000	516,355
New York State Dormitory Authority, Education, Series F, Revenue Bond	5.000%	3/15/2023	Aa3		1,475,000	1,567,394
New York State Dormitory Authority, New York University, Series A, Revenue Bond	5.000%	7/1/2039	Aa3		1,000,000	1,024,320
New York State Dormitory Authority, University of Rochester, Series A, Revenue Bond	5.125%	7/1/2039	Aa3		1,000,000	1,029,950
New York State Environmental Facilities Corp., Clean Water & Drinking, Revenue Bond	4.500%	6/15/2022	Aaa		300,000	308,664
New York State Environmental Facilities Corp., Clean Water & Drinking, Revenue Bond, NATL	5.000%	6/15/2021	Aaa		600,000	650,304
New York State Environmental Facilities Corp., Clean Water & Drinking, Series A, Revenue Bond	4.500%	6/15/2036	Aaa		1,000,000	990,810
New York State Environmental Facilities Corp., Clean Water & Drinking, Series B, Revenue Bond	5.000%	6/15/2027	Aaa		1,000,000	1,036,660
New York State Environmental Facilities Corp., Clean Water & Drinking, Series B, Revenue Bond	4.500%	6/15/2036	Aa1		1,500,000	1,463,685
New York State Environmental Facilities Corp., Personal Income Tax, Series A, Revenue Bond	5.000%	12/15/2019	AAA	[2]	750,000	816,848
New York State Environmental Facilities Corp., Pollution Control, Unrefunded Balance, Series A, Revenue Bond	5.200%	6/15/2015	Aaa		25,000	25,089

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - December 31, 2009

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

NEW YORK MUNICIPAL BONDS (continued)
New York State Environmental Facilities Corp., Pollution Control, Unrefunded Balance, Series B, Revenue Bond	5.200%	5/15/2014	Aaa		$440,000	$475,666
New York State Housing Finance Agency, State University Construction, Series A, Revenue Bond	8.000%	5/1/2011	A1		95,000	100,689
New York State Municipal Bond Bank Agency, Series B1, Revenue Bond	4.125%	12/15/2029	A	[2]	420,000	409,664
New York State Municipal Bond Bank Agency, Series B1, Revenue Bond	4.500%	12/15/2034	A	[2]	215,000	210,573
New York State Thruway Authority, Highway & Bridge, Prerefunded Balance, Series A, Revenue Bond, FGIC	5.500%	4/1/2015	Aa3		320,000	343,469
New York State Thruway Authority, Highway & Bridge, Prerefunded Balance, Series B, Revenue Bond, NATL	5.250%	4/1/2016	AAA	[2]	300,000	324,357
New York State Thruway Authority, Highway & Bridge, Series B, Revenue Bond, AMBAC	5.000%	4/1/2021	AA	[2]	1,500,000	1,605,945
New York State Thruway Authority, Highway & Bridge, Series C, Revenue Bond, AMBAC	5.000%	4/1/2020	Aa3		750,000	796,298
New York State Thruway Authority, Highway & Bridge, Series C, Revenue Bond, NATL	5.250%	4/1/2011	Aa3		1,000,000	1,057,620
New York State Thruway Authority, Personal Income Tax, Prerefunded Balance, Series A, Revenue Bond, AGM	5.000%	3/15/2014	Aa3		500,000	562,815
New York State Thruway Authority, Personal Income Tax, Prerefunded Balance, Series A, Revenue Bond, NATL	5.000%	3/15/2016	AAA	[2]	300,000	337,689
New York State Thruway Authority, Series F, Revenue Bond, AMBAC	5.000%	1/1/2026	A1		340,000	352,774
New York State Urban Development Corp., Correctional Capital Facilities, Series A, Revenue Bond, AGM	5.250%	1/1/2014	Aa3		500,000	536,695
New York State Urban Development Corp., Personal Income Tax, Series C, Revenue Bond, NATL	4.250%	3/15/2024	Baa1		1,000,000	1,021,930
New York State Urban Development Corp., Service Contract, Series B, Revenue Bond	5.250%	1/1/2022	AA	[2]	2,350,000	2,556,377
New York State, Series A, G.O. Bond	4.600%	3/15/2013	Aa3		475,000	499,182
New York State, Series A, G.O. Bond	4.500%	3/15/2019	Aa3		500,000	528,855
New York State, Series C, G.O. Bond, AGM	5.000%	4/15/2012	Aa3		700,000	765,604
Niagara County, Series B, G.O. Bond, NATL	5.200%	1/15/2011	Baa1		400,000	409,780
Niagara Falls City School District, G.O. Bond, AGM	4.375%	9/15/2029	AAA	[2]	885,000	889,620

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2009

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

NEW YORK MUNICIPAL BONDS (continued)
Niagara-Wheatfield Central School District, G.O. Bond, FGRNA	4.125%	2/15/2019	A2		$610,000	$641,732
Niagara-Wheatfield Central School District, G.O. Bond, FGRNA	4.125%	2/15/2020	A2		850,000	885,385
Perinton, Public Impt., G.O. Bond	4.250%	12/15/2031	AA	[2]	175,000	174,254
Phelps-Clifton Springs Central School District, Series B, G.O. Bond, NATL	5.000%	6/15/2021	A2		850,000	885,080
Phelps-Clifton Springs Central School District, Series B, G.O. Bond, NATL	5.000%	6/15/2022	A2		450,000	467,374
Port Authority of New York & New Jersey, Revenue Bond	5.000%	7/15/2024	Aa3		3,000,000	3,287,640
Port Authority of New York & New Jersey, Revenue Bond	4.750%	7/15/2030	Aa3		495,000	510,771
Port Authority of New York & New Jersey, Revenue Bond	5.000%	10/1/2030	Aa3		1,000,000	1,051,330
Port Authority of New York & New Jersey, Revenue Bond	4.500%	10/15/2037	Aa3		400,000	389,452
Pulaski Central School District, Series A, G.O. Bond, FGRNA	4.500%	6/15/2026	A	[2]	425,000	434,550
Ramapo, Public Impt., Series B, G.O. Bond, NATL	4.375%	5/1/2031	Aa3		435,000	432,290
Ramapo, Public Impt., Series B, G.O. Bond, NATL	4.375%	5/1/2032	Aa3		510,000	505,808
Ramapo, Public Impt., Series B, G.O. Bond, NATL	4.500%	5/1/2033	Aa3		410,000	411,234
Ravena Coeymans Selkirk Central School District, G.O. Bond, AGM	4.250%	6/15/2014	Aa3		1,180,000	1,295,333
Rochester, Series A, G.O. Bond, AMBAC	5.000%	8/15/2020	A2		250,000	285,165
Rochester, Series A, G.O. Bond, AMBAC	5.000%	8/15/2022	A2		95,000	108,485
Rondout Valley Central School District, G.O. Bond, AGM	5.375%	3/1/2020	Aa3		500,000	509,265
Sachem Central School District of Holbrook, G.O. Bond, FGRNA	4.250%	10/15/2028	AA	[2]	330,000	331,917
Sachem Central School District of Holbrook, G.O. Bond, FGRNA	4.375%	10/15/2030	AA	[2]	1,000,000	999,260
Sachem Central School District of Holbrook, Series B, G.O. Bond, FGRNA	4.250%	10/15/2026	AA	[2]	1,200,000	1,214,772
Saratoga County Water Authority, Water Utility Impt., Revenue Bond	5.000%	9/1/2038	AA	[2]	950,000	977,531
Saratoga County, Public Impt., Series A, G.O. Bond	4.750%	7/15/2036	Aa2		820,000	832,062
Schenectady, G.O. Bond, NATL	5.300%	2/1/2011	Baa1		250,000	250,900
South Glens Falls Central School District, Unrefunded Balance, G.O. Bond, FGIC	5.375%	6/15/2018	A3		95,000	97,269

The accompanying notes are an integral part of the financial statements.	9

Investment Portfolio - December 31, 2009

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

NEW YORK MUNICIPAL BONDS (continued)
Spencerport Fire District, G.O. Bond, AGC	4.500%	11/15/2031	AAA	[2]	$290,000	$294,614
Spencerport Fire District, G.O. Bond, AGC	4.500%	11/15/2032	AAA	[2]	250,000	252,172
St. Lawrence County, Public Impt., G.O. Bond, FGRNA	4.500%	5/15/2031	A	[2]	1,185,000	1,172,107
St. Lawrence County, Public Impt., G.O. Bond, FGRNA	4.500%	5/15/2032	A	[2]	1,000,000	979,230
Suffolk County Water Authority, Revenue Bond, NATL	4.500%	6/1/2027	Baa1		1,160,000	1,180,045
Suffolk County Water Authority, Series A, Revenue Bond	4.500%	6/1/2030	AA	[2]	640,000	643,398
Suffolk County Water Authority, Series A, Revenue Bond, NATL	4.500%	6/1/2032	Baa1		1,000,000	995,770
Suffolk County, Public Impt., Series A, G.O. Bond, NATL	4.250%	5/1/2024	Aa3		1,000,000	1,012,870
Syracuse, Public Impt., Series A, G.O. Bond, FGRNA	4.250%	12/1/2028	A2		600,000	566,388
Syracuse, Public Impt., Series A, G.O. Bond, FGRNA	4.250%	12/1/2029	A2		600,000	560,148
Syracuse, Public Impt., Series A, G.O. Bond, NATL	4.250%	6/15/2023	Baa1		690,000	676,131
Syracuse, Public Impt., Series A, G.O. Bond, NATL	4.375%	6/15/2025	Baa1		990,000	965,537
Syracuse, Public Impt., Series C, G.O. Bond, AMBAC	5.400%	8/1/2017	A2		700,000	728,119
Syracuse, Public Impt., Series C, G.O. Bond, AMBAC	5.500%	8/1/2018	A2		850,000	884,638
Tarrytown Union Free School District, G.O. Bond, AMBAC	4.375%	1/15/2032	A1		1,090,000	1,066,587
Triborough Bridge & Tunnel Authority, General Purposes, Prerefunded Balance,
Series A, Revenue Bond, NATL	4.750%	1/1/2019	AA	[2]	300,000	337,374
Triborough Bridge & Tunnel Authority, General Purposes, Prerefunded Balance, Series A, Revenue Bond, NATL	5.000%	1/1/2032	AAA	[2]	1,695,000	1,841,634
Triborough Bridge & Tunnel Authority, General Purposes, Series B, Revenue Bond	5.000%	11/15/2020	Aa2		750,000	798,532
Triborough Bridge & Tunnel Authority, General Purposes, Unrefunded Balance, Series A, Revenue Bond, NATL	5.000%	1/1/2032	Aa2		305,000	308,584
Triborough Bridge & Tunnel Authority, Subordinate Bonds, Revenue Bond, FGRNA.	5.000%	11/15/2032	Aa3		1,000,000	1,021,100
Ulster County, Public Impt., G.O. Bond, XLCA	4.500%	11/15/2026	AA	[2]	560,000	578,021

10	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2009

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount/ Shares	Value (Note 2)

NEW YORK MUNICIPAL BONDS (continued)
Union Endicott Central School District, G.O. Bond, FGRNA	4.125%	6/15/2014	A	[2]	$605,000	$657,139
Union Endicott Central School District, G.O. Bond, FGRNA	4.125%	6/15/2015	A	[2]	865,000	934,745
Wayne County, Public Impt., G.O. Bond, NATL	4.125%	6/1/2024	A1		500,000	504,385
West Seneca Central School District, G.O. Bond, AGM	5.000%	5/1/2011	Aa3		300,000	318,168
Westchester County, Series B, G.O. Bond	4.300%	12/15/2011	Aaa		15,000	16,079
Westchester County, Series B, G.O. Bond	3.700%	12/15/2015	Aaa		1,000,000	1,064,220
Westhampton Beach Union Free School District, G.O. Bond, NATL	4.000%	7/15/2018	Aa3		726,000	758,263
Yonkers, Series B, G.O. Bond, NATL	5.000%	8/1/2023	Baa1		1,125,000	1,134,765
Yonkers, Series B, G.O. Bond, NATL	5.000%	8/1/2030	Baa1		1,095,000	1,076,987

TOTAL MUNICIPAL BONDS (Identified Cost $103,280,004)						105,878,713

SHORT-TERM INVESTMENTS - 3.0%
Dreyfus BASIC New York Municipal Money Market Fund (Identified Cost $3,340,413)					3,340,413	3,340,413

TOTAL INVESTMENTS - 98.8% (Identified Cost $106,620,417)						109,219,126

OTHER ASSETS, LESS LIABILITIES - 1.2%						1,312,889

NET ASSETS - 100%						$110,532,015

KEY:

G.O. Bond - General Obligation Bond

Impt. - Improvement

Scheduled principal and interest payments are guaranteed by:

AGC (Assured Guaranty Corp.)

AGM (Assurance Guaranty Municipal Corp.) (formerly known as FSA (Financial Security Assurance, Inc.))

AMBAC (AMBAC Assurance Corp.)

CIFG (CIFG North America, Inc.)

FGIC (Financial Guaranty Insurance Co.)

FGRNA (FGIC reinsured by NATL)

NATL (National Public Finance Guarantee Corp.)

XLCA (XL Capital Assurance)

The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in bonds insured by the following companies: NATL - 41.8%; AGM -12.2%.

The accompanying notes are an integral part of the financial statements.	11

Statement of Assets and Liabilities

December 31, 2009

ASSETS:

Investments, at value (identified cost $106,620,417) (Note 2)	$109,219,126
Interest receivable	1,039,504
Receivable for fund shares sold	389,991
Dividends receivable	10

TOTAL ASSETS	110,648,631

LIABILITIES:

Accrued management fees (Note 3)	46,675
Accrued fund accounting and transfer agent fees (Note 3)	10,644
Accrued directors’ fees (Note 3)	3,144
Accrued Chief Compliance Officer service fees (Note 3)	475
Audit fees payable	30,541
Payable for fund shares repurchased	19,961
Other payables and accrued expenses	5,176

TOTAL LIABILITIES	116,616

TOTAL NET ASSETS	$110,532,015

NET ASSETS CONSIST OF:

Capital stock	$104,761
Additional paid-in-capital	107,191,254
Undistributed net investment income	577,775
Accumulated net realized gain on investments	59,516
Net unrealized appreciation on investments	2,598,709

TOTAL NET ASSETS	$110,532,015

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($110,532,015/10,476,070 shares)	$10.55

12	The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended December 31, 2009

INVESTMENT INCOME:

Interest	$4,397,398
Dividends	9,474

Total Investment Income	4,406,872

EXPENSES:

Management fees (Note 3)	514,984
Fund accounting and transfer agent fees (Note 3)	72,389
Directors’ fees (Note 3)	12,850
Chief Compliance Officer service fees (Note 3)	3,729
Custodian fees	5,900
Miscellaneous	45,348

Total Expenses	655,200
Less reduction of expenses (Note 3)	(950)

Net Expenses	654,250

NET INVESTMENT INCOME	3,752,622

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments	236,539
Net change in unrealized appreciation (depreciation) on investments	7,946,641

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	8,183,180

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,935,802

The accompanying notes are an integral part of the financial statements.	13

Statements of Changes in Net Assets

	For the Year Ended 12/31/09	For the Year Ended 12/31/08

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$3,752,622	$3,974,266
Net realized gain on investments	236,539	274,551
Net change in unrealized appreciation (depreciation) on investments	7,946,641	(7,134,417)

Net increase (decrease) from operations	11,935,802	(2,885,600)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(4,042,429)	(3,812,340)
From net realized gain on investments	(341,360)	(101,616)

Total distributions to shareholders	(4,383,789)	(3,913,956)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	5,778,371	(7,702,651)

Net increase (decrease) in net assets	13,330,384	(14,502,207)

NET ASSETS:

Beginning of year	97,201,631	111,703,838

End of year (including undistributed net investment income of $577,775 and $862,405, respectively)	$110,532,015	$97,201,631

14	The accompanying notes are an integral part of the financial statements.

Financial Highlights

	For the Years Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.79	$10.41	$10.44	$10.45	$10.58

Income (loss) from investment operations:
Net investment income	0.38[1]	0.38	0.37	0.38	0.37
Net realized and unrealized gain (loss) on investments	0.82	(0.63)	(0.01)	(0.02)	(0.13)

Total from investment operations	1.20	(0.25)	0.36	0.36	0.24

Less distributions to shareholders:
From net investment income	(0.41)	(0.36)	(0.37)	(0.36)	(0.36)
From net realized gain on investments	(0.03)	(0.01)	(0.02)	(0.01)	(0.01)

Total distributions to shareholders	(0.44)	(0.37)	(0.39)	(0.37)	(0.37)

Net asset value - End of year	$10.55	$9.79	$10.41	$10.44	$10.45

Net assets - End of year (000’s omitted)	$110,532	$97,202	$111,704	$92,910	$82,405

Total return[2]	12.46%	(2.37%)	3.44%	3.48%	2.33%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.64%*	0.64%	0.65%	0.68%	0.72%
Net investment income	3.64%	3.71%	3.66%	3.68%	3.55%
Portfolio turnover	10%	11%	7%	8%	6%

*The investment advisor did not impose all of or a portion of its CCO fees, fund accounting and transfer agent fees during the year ended 12/31/09. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by 0.00%.3

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the year ended December 31, 2009.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.	15

Notes to Financial Statements

1.	ORGANIZATION

New York Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0. 01. As of December 31, 2009, 4.6 billion shares have been designated in total among 29 series, of which 100 million have been designated as New York Tax Exempt Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit

16

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2009 in valuing the Series’ assets or liabilities carried at market value:

Description:	12/31/09	Level 1	Level 2	Level 3

Equity securities*	$—	$—	$—	$—
Preferred securities	—	—	—	—
Debt securities:
States and political subdivisions (municipals)	105,878,713	—	105,878,713	—
Mutual funds	3,340,413	3,340,413	—	—
Other financial instruments**	—	—	—	—

Total	$109,219,126	$3,340,413	$105,878,713	$—

*Includes common stock, warrants and rights. Please see the Investment Portfolio for industry classification.

**Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/ depreciation on the instrument. As of December 31, 2009, the Series did not hold any derivative instruments.

There were no Level 3 securities held by the Series as of December 31, 2008 or December 31, 2009.

Interim and annual reporting periods beginning after December 15, 2009 will require additional disclosure regarding transfers in and/or out of Level 1 and 2. Additional disclosure surrounding the activity in Level 3 fair value measurement will also be effective for fiscal years beginning after December 15, 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

17

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2009, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2006 through December 31, 2009. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

18

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2011, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of average daily net assets each year. For the year ended December 31, 2009, the Advisor did not waive its management fee or reimburse any expenses of the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services through November 7, 2009, the Fund paid the Advisor an annual fee of 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense. Prior to October 12, 2009 (for sub-accountant) and November 9, 2009 (for sub-transfer agent), the Advisor had an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi served as sub-accountant and sub-transfer agent. The Advisor voluntarily agreed to waive a portion of the fund accounting and transfer agent fees and the Chief Compliance Officer service fees for the period March 1, 2009 to April 30, 2009. Accordingly, the Advisor waived fees of $950, which is included as a reduction of expenses on the Statement of Operations.

The Advisor has entered into agreements dated October 12, 2009 and November 9, 2009 with PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”) under which PNCGIS serves as sub-accountant services agent and sub-transfer agent, respectively. Effective November 7, 2009 under the amended master services agreement, the Fund pays the Advisor an annual fee of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Additionally, certain transaction-, account-, and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

19

Notes to Financial Statements

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2009, purchases and sales of securities, other than United States Government securities and short-term securities, were $11,933,544 and $10,005,211, respectively. There were no purchases or sales of United States Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of New York Tax Exempt Series were:

	For the Year Ended 12/31/09		For the Year Ended 12/31/08
	Shares	Amount	Shares	Amount

Sold	1,541,814	$16,071,689	1,676,685	$16,976,063
Reinvested	399,655	4,143,970	378,913	3,768,555
Repurchased	(1,396,044)	(14,437,288)	(2,858,275)	(28,447,269)

Total	545,425	$5,778,371	(802,677)	$(7,702,651)

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes; the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivatives counterparties failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series during the year ended December 31, 2009.

7.	CONCENTRATION OF CREDIT

The Series primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of New York municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including market discount. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

20

Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION (continued)

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/09	For the Year Ended 12/31/08
Ordinary income	$6,320	$25,021
Tax exempt income	4,036,109	3,787,319
Long-term capital gains	341,360	101,616
At December 31, 2009, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:
Cost for federal income tax purposes		$106,595,379
Unrealized appreciation		$2,976,664
Unrealized depreciation		(352,917)

Net unrealized appreciation		$2,623,747
Undistributed tax exempt income		552,737
Undistributed long-term capital gains		59,516

9.	SUBSEQUENT EVENTS

On February 2, 2010, The PNC Financial Services Group, Inc. (“PNC”), which serves as the Series’ sub-accountant services agent and sub-transfer agent, entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with The Bank of New York Mellon Corporation (“BNY Mellon”), the Series’ custodian. Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC will sell to BNY Mellon (the “Stock Sale”) 100% of the issued and outstanding shares of PNC Global Investment Servicing Inc., an indirect, wholly-owned subsidiary of PNC. The Stock Sale is expected to close in the third quarter of 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through February 23, 2010, the date the financial statements were issued.

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of New York Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for credit ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New York Tax Exempt Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

Columbus, Ohio

February 23, 2010

22

Supplemental Tax Information (unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates $341,360 as capital gains for its taxable year ended December 31, 2009. In addition, the Series hereby designates $4,036,109 as tax exempt dividends for the year ended December 31, 2009. For each item it is the intention of the Series to designate the maximum allowable under tax law.

23

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on December 7, 2009, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2009 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 23 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle periods relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 13 of the 26 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

24

Renewal of Investment Advisory Agreement (unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Global Fixed Income Series and the Target Series Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

25

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004 - 2008; Director 1995 - 2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995-2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:

Partnership for New York City, Inc. (non-profit)

New York Collegium (non-profit)

Boston Early Music Festival (non-profit)

Amherst Early Music, Inc. (non-profit)

Gotham Early Music Scene, Inc. (non-profit)

26

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Incyte Corp. ViroPharma, Inc. WebMD Cheyne Capital International MPM Bio-equities GMP Companies HoustonPharma
Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Managing Partner, Aegis Investment Partners, LLC (investments) since 2006; Founder and Managing Partner (2004-2005) - Village Markets, LLC (groceries)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Pictometry International Corp.

27

Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member** since 2003, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since 1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

28

This Page Intentionally Left Blank

29

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Fixed income returns varied greatly in 2009 across market sectors and quality ratings. As 2009 unfolded, the credit crisis maintained a strong hold on the markets, with short-term securities and U.S. Treasuries representing the only safe havens in global markets. Following stock market lows in late March 2009, investor sentiment shifted to modest optimism, and lower quality securities, both stocks and bonds, rallied strongly.

Overall, corporate and municipal securities posted strong returns during 2009, with below investment grade securities experiencing significant gains. In contrast, U.S. Treasury securities largely suffered losses. Mortgage securities returned solid gains, though meaningfully below those of even investment grade corporate securities. Clearly, sector and quality selection were important factors during 2009.

The Bank of America (BofA) Merrill Lynch U.S. Corporate, Government and Mortgage Index (formerly a Merrill Lynch Index) earned a solid 5.24% during the year. The 11.46% return of the Core Bond Series during 2009 dramatically outpaced that of its benchmark.

The Core Bond Series made a substantial shift out of AAA-rated mortgage backed securities and into slightly lesser rated corporate bonds in late 2008 and early 2009. This move detracted from performance early in the year, but provided a meaningful advantage during the second and third quarters as market sentiment recovered and credit crisis fears eased. During the fourth quarter, the Series sold its mortgage-backed securities and reinvested the proceeds into U.S. Agency debentures. As of the end of the year, the Series had 72.1% of assets invested in corporate bonds.

As the global recovery continues to unfold, it will be important to monitor changes in factors such as monetary policy, inflation expectations and other cyclical or secular trends. We will continue to employ an active approach to fixed income, considering sector, maturity, quality and issue selections as key tools for seeking out return potential and managing risk over full bond market cycles.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of December 31, 2009 (unaudited)

	Average Annual Total Returns As of December 31, 2009
	One Year	Since Inception[1]
Manning & Napier Fund, Inc. - Core Bond Series[2]	11.46%	5.08%
Bank of America (BofA) Merrill Lynch U.S. Corporate,
Government & Mortgage Index[3]	5.24%	5.30%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Core Bond Series from its inception1 (4/21/05) to present (12/31/09) to the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index.

1Performance numbers for the Series and Index are calculated from April 21, 2005, the Series’ inception date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2009, this net expense ratio was 0.79%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.79% for the year ended December 31, 2009.

3The unmanaged BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index (formerly a Merrill Lynch Index) is a market value weighted measure that represents U.S. government, corporate, and pass-through securities issued by entities within the United States, by supranational entities, or by entities headquartered outside of the United States but who have issued dollar-denominated securities within the United States. The Index only includes investment-grade securities with maturities of greater than one year. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09
Actual	$1,000.00	$1,071.50	$4.12
Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$4.02

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.79%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period..

3

Portfolio Composition as of December 31, 2009 (unaudited)

Sector Allocation1

1As a percentage of net assets.

Credit Quality Ratings2,3

2As a percentage of total corporate bonds, preferred stock, asset-backed securities, commercial mortgage-backed securities, and municipal bonds.

3Based on ratings from Moody’s, or the S&P equivalent. The Series may use different ratings provided by other rating agencies for purposes of determining compliance with the Series’ investment policies.

4

Investment Portfolio - December 31, 2009

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS - 72.1%

Convertible Corporate Bonds - 1.9%
Consumer Discretionary - 0.4%
Hotels, Restaurants & Leisure - 0.4%
Carnival Corp., 2.00%, 4/15/2021	A3	$305,000	$314,531

Health Care - 0.9%
Biotechnology - 0.7%
Amgen, Inc., 0.375%, 2/1/2013	A3	530,000	533,312

Health Care Equipment & Supplies - 0.2%
Medtronic, Inc., 1.625%, 4/15/2013	A1	120,000	125,250

Total Health Care			658,562

Information Technology - 0.6%
Computers & Peripherals - 0.6%
EMC Corp., 1.75%, 12/1/2013	A2	395,000	494,244

Total Convertible Corporate Bonds
(Identified Cost $1,495,694)			1,467,337

Non-Convertible Corporate Bonds - 70.2%
Consumer Discretionary - 11.1%
Hotels, Restaurants & Leisure - 1.4%
International Game Technology, 7.50%, 6/15/2019	Baa2	1,025,000	1,110,721

Media - 3.2%
Comcast Corp., 6.50%, 11/15/2035	Baa1	570,000	591,011
Comcast Corp., 6.95%, 8/15/2037	Baa1	665,000	724,779
Time Warner, Inc., 7.625%, 4/15/2031	Baa2	510,000	592,430
The Walt Disney Co., 5.50%, 3/15/2019	A2	500,000	535,709

			2,443,929

Multiline Retail - 1.0%
Target Corp., 6.00%, 1/15/2018	A2	670,000	739,471

Oil, Gas & Consumable Fuels - 1.3%
Shell International Finance B.V. (Netherlands), 4.30%, 9/22/2019	Aa1	1,000,000	987,986

Real Estate Investment Trusts (REITS) - 1.0%
Simon Property Group LP, 10.35%, 4/1/2019	A3	590,000	741,080

Specialty Retail - 2.5%
Home Depot, Inc., 5.40%, 3/1/2016	Baa1	1,065,000	1,114,906
Lowe’s Companies, Inc., 6.10%, 9/15/2017	A1	745,000	824,214

			1,939,120

The accompanying notes are an integral part of the financial statements.	5

Investment Portfolio - December 31, 2009

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)

Consumer Discretionary (continued)
Textiles, Apparel & Luxury Goods - 0.7%
VF Corp., 5.95%, 11/1/2017	A3	$485,000	$523,613

Total Consumer Discretionary			8,485,920

Consumer Staples - 4.7%
Beverages - 2.1%
The Coca-Cola Co., 5.35%, 11/15/2017	Aa3	680,000	732,512
PepsiCo, Inc., 7.90%, 11/1/2018	Aa2	730,000	895,896

			1,628,408

Food & Staples Retailing - 0.8%
The Kroger Co., 5.50%, 2/1/2013	Baa2	230,000	245,629
The Kroger Co., 6.15%, 1/15/2020	Baa2	335,000	358,533

			604,162

Food Products - 1.8%
General Mills, Inc., 5.65%, 2/15/2019	Baa1	765,000	811,321
Kraft Foods, Inc., 6.125%, 2/1/2018	Baa2	565,000	594,121

			1,405,442

Total Consumer Staples			3,638,012

Energy - 5.3%
Energy Equipment & Services - 2.9%
Baker Hughes, Inc., 7.50%, 11/15/2018	A2	620,000	740,084
Weatherford International Ltd. (Switzerland), 9.625%, 3/1/2019	Baa1	1,210,000	1,508,511

			2,248,595

Oil, Gas & Consumable Fuels - 2.4%
Anadarko Petroleum Corp., 5.95%, 9/15/2016	Baa3	455,000	492,172
Anadarko Petroleum Corp., 6.95%, 6/15/2019	Baa3	500,000	567,008
Apache Corp., 6.90%, 9/15/2018	A3	630,000	738,215

			1,797,395

Total Energy			4,045,990

Financials - 19.5%
Capital Markets - 5.5%
Goldman Sachs Capital I, 6.345%, 2/15/2034	A2	830,000	777,095
Goldman Sachs Capital II3, 5.793%, 12/29/2049	A3	1,285,000	995,875

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2009

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Capital Markets (continued)
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018	A1	$690,000	$738,644
Merrill Lynch & Co., Inc., 6.11%, 1/29/2037	A3	665,000	613,078
Morgan Stanley, 5.55%, 4/27/2017	A2	1,077,000	1,081,768

			4,206,460

Commercial Banks - 5.2%
Household Finance Co. (now known as HSBC Finance Corp.), 6.375%, 11/27/2012	A3	95,000	103,458
HSBC Finance Corp., 7.00%, 5/15/2012	A3	1,025,000	1,114,545
Manufacturers & Traders Trust Co., 6.625%, 12/4/2017	A3	1,110,000	1,138,338
PNC Bank National Association[6] , 5.25%, 1/15/2017	A2	880,000	876,412
Wachovia Corp., 5.25%, 8/1/2014	A2	710,000	735,035

			3,967,788

Consumer Finance - 0.8%
American Express Co., 8.125%, 5/20/2019	A3	540,000	639,933

Diversified Financial Services - 3.3%
Bank of America Corp., 7.625%, 6/1/2019	A2	845,000	977,536
Citigroup, Inc., 8.50%, 5/22/2019	A3	690,000	796,779
JPMorgan Chase & Co., 6.30%, 4/23/2019	Aa3	700,000	770,054

			2,544,369

Insurance - 0.8%
American International Group, Inc., 4.25%, 5/15/2013	A3	660,000	609,647

Real Estate Investment Trusts (REITS) - 3.9%
AvalonBay Communities, Inc., 6.10%, 3/15/2020	Baa1	720,000	735,234
Boston Properties LP, 5.875%, 10/15/2019	Baa2	745,000	747,333
Camden Property Trust, 5.70%, 5/15/2017	Baa1	780,000	735,705

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - December 31, 2009

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
HCP, Inc., 6.70%, 1/30/2018	Baa3	$750,000	$727,600

			2,945,872

Total Financials			14,914,069

Health Care - 2.9%
Health Care Equipment & Supplies - 0.7%
Becton Dickinson and Co., 6.00%, 5/15/2039	A2	535,000	562,432

Pharmaceuticals - 2.2%
Abbott Laboratories, 5.60%, 11/30/2017	A1	675,000	733,054
Novartis Securities Investment Ltd. (Bermuda), 5.125%, 2/10/2019	Aa2	870,000	913,958

			1,647,012

Total Health Care			2,209,444

Industrials - 13.3%
Aerospace & Defense - 1.7%
The Boeing Co., 6.00%, 3/15/2019	A2	500,000	542,582
Honeywell International, Inc., 5.30%, 3/1/2018	A2	690,000	727,764

			1,270,346

Air Freight & Logistics - 1.2%
FedEx Corp., 8.00%, 1/15/2019	Baa2	790,000	951,509

Airlines - 1.2%
Southwest Airlines Co., 5.25%, 10/1/2014	Baa3	910,000	921,712

Commercial Services & Supplies - 0.8%
Waste Management, Inc., 7.375%, 3/11/2019	Baa3	505,000	582,728

Industrial Conglomerates - 4.2%
General Electric Capital Corp., 5.625%, 5/1/2018	Aa2	350,000	358,659
General Electric Capital Corp.[3], 6.375%, 11/15/2067	Aa3	1,145,000	993,288
General Electric Capital Corp., Series A, 6.75%, 3/15/2032	Aa2	740,000	754,478
General Electric Co., 5.25%, 12/6/2017	Aa2	370,000	378,090
Textron, Inc., 7.25%, 10/1/2019	Baa3	745,000	771,127

			3,255,642

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2009

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Machinery - 2.3%
Caterpillar Financial Services Corp., 7.05%, 10/1/2018	A2	$660,000	$755,507
John Deere Capital Corp., 5.50%, 4/13/2017	A2	225,000	238,509
John Deere Capital Corp., 5.75%, 9/10/2018	A2	700,000	759,019

			1,753,035

Road & Rail - 1.9%
CSX Corp., 6.00%, 10/1/2036	Baa3	730,000	721,299
Union Pacific Corp., 5.65%, 5/1/2017	Baa2	705,000	745,453

			1,466,752

Total Industrials			10,201,724

Information Technology - 6.4%
Communications Equipment - 1.4%
Cisco Systems, Inc., 5.90%, 2/15/2039	A1	1,065,000	1,076,806

Computers & Peripherals - 3.2%
Dell, Inc., 5.875%, 6/15/2019	A2	1,055,000	1,116,438
Hewlett-Packard Co., 5.50%, 3/1/2018	A2	680,000	723,073
International Business Machines Corp., 5.60%, 11/30/2039	A1	599,000	602,437

			2,441,948

Electronic Equipment, Instruments & Components - 0.9%
Corning, Inc., 6.20%, 3/15/2016	Baa1	610,000	647,394

Software - 0.9%
Oracle Corp., 5.00%, 7/8/2019	A2	700,000	721,906

Total Information Technology			4,888,054

Materials - 4.0%
Chemicals - 0.9%
E.I. du Pont de Nemours & Co., 6.00%, 7/15/2018	A2	670,000	731,083

Metals & Mining - 2.0%
Alcoa, Inc., 5.87%, 2/23/2022	Baa3	660,000	612,867
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	A1	810,000	929,116

			1,541,983

The accompanying notes are an integral part of the financial statements.	9

Investment Portfolio - December 31, 2009

	Credit Rating[1] (unaudited)	Principal Amount/ Shares	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Paper & Forest Products - 1.1%
International Paper Co., 7.50%, 8/15/2021	Baa3	$735,000	$823,546

Total Materials			3,096,612

Utilities - 3.0%
Electric Utilities - 2.5%
Exelon Generation Co. LLC, 5.35%, 1/15/2014	A3	580,000	612,302
Exelon Generation Co. LLC, 6.20%, 10/1/2017	A3	350,000	375,179
Southwestern Electric Power Co., 6.45%, 1/15/2019	Baa3	855,000	915,739

			1,903,220

Multi-Utilities - 0.5%
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	Baa3	335,000	377,336

Total Utilities			2,280,556

Total Non-Convertible Corporate Bonds (Identified Cost $50,953,624)			53,760,381

TOTAL CORPORATE BONDS (Identified Cost $52,449,318)			55,227,718

PREFERRED STOCKS - 1.7%
Financials - 1.7%
Commercial Banks - 0.4%
PNC Financial Services Group, Inc.[6], Series K	Baa2	290,000	293,039

Diversified Financial Services - 1.3%
JPMorgan Chase & Co., Series 1	Baa1	965,000	995,359

TOTAL PREFERRED STOCKS (Identified Cost $1,252,711)			1,288,398

10	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2009

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

ASSET-BACKED SECURITIES - 0.7%
Capital Auto Receivables Asset Trust, Series 2007-1, Class A4A, 5.01%, 4/16/2012	Aaa	$50,000	$51,825
Capital Auto Receivables Asset Trust, Series 2007-3, Class A4, 5.21%, 3/17/2014	Aaa	40,000	41,915
Ford Credit Auto Owner Trust, Series 2008-C, Class A4B3, 1.983%, 4/15/2013	Aaa	50,000	50,829
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2[4], 5.29%, 3/25/2016	Aaa	370,000	369,164

TOTAL ASSET-BACKED SECURITIES (Identified Cost $500,058)			513,733

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.7%
American Tower Trust, Series 2007-1A, Class AFX[4], 5.42%, 4/15/2037	Aaa	400,000	411,000
Crown Castle Towers LLC, Series 2006-1A, Class AFX[4], 5.245%, 11/15/2036	Aaa	115,000	118,450

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $532,657)			529,450

MUNICIPAL BONDS - 2.5%
City of Cincinnati, OH, Water Utility Improvements, Revenue Bond, 6.458%, 12/1/2034	Aa1	250,000	251,217
City of New York, NY, Public Improvements, G.O. Bond, 6.385%, 12/1/2029	Aa3	250,000	249,565
Dallas Area Rapid Transit, Transit Improvements, Revenue Bond, 6.249%, 12/1/2034	Aa3	100,000	101,263
Illinois State Toll Highway Authority, Highway Improvements, Revenue Bond, 6.184%, 1/1/2034	Aa3	200,000	202,862
Metropolitan Transportation Authority, Transit Improvements, Revenue Bond, 7.336%, 11/15/2039	AA2	200,000	223,330

The accompanying notes are an integral part of the financial statements.	11

Investment Portfolio - December 31, 2009

	Credit Rating[1] (unaudited)	Principal Amount/ Shares	Value (Note 2)

MUNICIPAL BONDS (continued)
Nebraska Public Power District, Electric Light & Power Improvements, Revenue Bond, 7.399%, 1/1/2035	A1	$100,000	$108,463
State of California, School Improvements, G.O. Bond, 7.55%, 4/1/2039	Baa1	100,000	98,248
State of Wisconsin, Public Improvements, G.O. Bond, 5.90%, 5/1/2040	Aa3	250,000	251,900
University of Texas, Refunding Notes, Revenue Bond, 6.276%, 8/15/2041	Aaa	100,000	100,938
Utah Transit Authority, Transit Improvements, Revenue Bond, 5.937%, 6/15/2039	Aa3	200,000	202,310
Will Grundy Etc. Counties Community College District No. 525, IL, University & College Improvements, G.O. Bond, 7.00%, 1/1/2029	AA2	100,000	106,234

TOTAL MUNICIPAL BONDS (Identified Cost $1,888,782)			1,896,330

MUTUAL FUNDS - 3.8%
iShares iBoxx Investment Grade Corporate Bond Fund (Identified Cost $2,537,042)		27,760	2,891,204

U.S. GOVERNMENT AGENCIES - 14.7%

Other Agencies - 14.7%
Fannie Mae, 1.875%, 4/20/2012		$3,214,000	3,247,471
Fannie Mae, 1.75%, 8/10/2012		3,265,000	3,264,344
Federal Home Loan Bank, 4.50%, 11/15/2012		545,000	584,741
Federal Home Loan Bank, 3.375%, 2/27/2013		530,000	551,772
Freddie Mac, 1.75%, 6/15/2012		1,830,000	1,838,105
Freddie Mac, 5.50%, 8/20/2012		1,660,000	1,821,481

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $11,399,131)			11,307,914

12	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2009

	Shares	Value (Note 2)

SHORT-TERM INVESTMENTS - 1.8%
Dreyfus Cash Management, Inc. - Institutional Shares[5], 0.07% (Identified Cost $1,405,781)	1,405,781	$1,405,781

TOTAL INVESTMENTS - 98.0% (Identified Cost $71,965,480)		75,060,528

OTHER ASSETS, LESS LIABILITIES - 2.0%		1,540,293

NET ASSETS - 100%		$76,600,821

G.O. Bond - General Obligation Bond

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3The coupon rate is floating and is the stated rate as of December 31, 2009.

4Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $898,614, or 1.2%, of the Series’ net assets as of December 31, 2009 (see Note 2 to the financial statements).

5Rate shown is the current yield as of December 31, 2009.

6PNC Global Investment Servicing (U.S.) Inc. serves as sub-accountant services agent and sub-transfer agent to the Fund.

The accompanying notes are an integral part of the financial statements.	13

Statement of Assets and Liabilities

December 31, 2009

ASSETS:

Investments, at value (identified cost $71,965,480) (Note 2)	$75,060,528
Interest receivable	957,699
Receivable for fund shares sold	658,134
Dividends receivable	12,244

TOTAL ASSETS	76,688,605

LIABILITIES:

Accrued management fees (Note 3)	38,766
Accrued fund accounting and transfer agent fees (Note 3)	7,543
Accrued directors’ fees (Note 3)	3,145
Accrued Chief Compliance Officer service fees (Note 3)	483
Audit fees payable	32,069
Other payables and accrued expenses	5,778

TOTAL LIABILITIES	87,784

TOTAL NET ASSETS	$76,600,821

NET ASSETS CONSIST OF:

Capital stock	$73,815
Additional paid-in-capital	74,290,808
Undistributed net investment income	1,751
Accumulated net realized loss on investments	(860,601)
Net unrealized appreciation on investments	3,095,048

TOTAL NET ASSETS	$76,600,821

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($76,600,821/7,381,525 shares)	$10.38

14	The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended December 31, 2009

INVESTMENT INCOME:

Interest	$3,249,265
Dividends	220,169

Total Investment Income	3,469,434

EXPENSES:

Management fees (Note 3)	369,487
Fund accounting and transfer agent fees (Note 3)	40,005
Directors’ fees (Note 3)	12,850
Chief Compliance Officer service fees (Note 3)	3,729
Audit fees	33,201
Custodian fees	5,650
Miscellaneous	24,015

Total Expenses	488,937
Less reduction of expenses (Note 3)	(519)

Net Expenses	488,418

NET INVESTMENT INCOME	2,981,016

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments	196,512

Net change in unrealized appreciation (depreciation) on investments	3,411,672

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,608,184

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,589,200

The accompanying notes are an integral part of the financial statements.	15

Statement of Changes in Net Assets

	For the Year Ended 12/31/09	For the Year Ended 12/31/08

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$2,981,016	$2,368,992
Net realized gain (loss) on investments	196,512	(1,063,114)
Net change in unrealized appreciation (depreciation) on investments	3,411,672	(377,532)

Net increase from operations	6,589,200	928,346

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(2,992,322)	(2,422,528)
From net realized gain on investments	—	(247,034)

Total distributions to shareholders	(2,992,322)	(2,669,562)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	19,933,271	4,903,137

Net increase in net assets	23,530,149	3,161,921

NET ASSETS:

Beginning of year	53,070,672	49,908,751

End of year (including undistributed net investment income of $1,751 and $9,911, respectively)	$76,600,821	$53,070,672

16	The accompanying notes are an integral part of the financial statements.

Financial Highlights

		For the Years Ended			For the Period 4/21/05[1] to 12/31/05
	12/31/09	12/31/08	12/31/07	12/31/06

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.69	$10.05	$9.98	$9.89	$10.00

Income (loss) from investment operations:
Net investment income	0.49[2]	0.45	0.42	0.36	0.21
Net realized and unrealized gain (loss) on investments	0.62	(0.30)	0.13	0.09	(0.11)

Total from investment operations	1.11	0.15	0.55	0.45	0.10

Less distributions to shareholders:
From net investment income	(0.42)	(0.46)	(0.42)	(0.36)	(0.21)
From net realized gain on investments	—	(0.05)	(0.06)	—	—

Total distributions to shareholders	(0.42)	(0.51)	(0.48)	(0.36)	(0.21)

Net asset value - End of period	$10.38	$9.69	$10.05	$9.98	$9.89

Net assets - End of period (000’s omitted)	$76,601	$53,071	$49,909	$45,696	$28,578

Total return[3]	11.46%	1.66%	5.58%	4.51%	0.98%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	0.79%	0.80%	0.80%	0.80%	0.80%[4]
Net investment income	4.84%	4.73%	4.21%	3.87%	3.08%[4]
Portfolio turnover	67%	53%	346%	313%	293%

*The investment advisor did not impose all or a portion of its management fees, CCO fees and fund accounting and transfer agent fees in some periods. If these expenses had been incurred by the Series, the expense ratio (to average net assets)

would have been increased by the following amount:	0.00%[5]	0.03%	0.04%	0.08%	0.20%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the year.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain periods. Periods less than one year are not annualized.

4Annualized.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.	17

Notes to Financial Statements

1.	ORGANIZATION

Core Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing primarily in investment-grade bonds and other financial instruments, including derivatives, with economic characteristics similar to bonds.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2009, 4.6 billion shares have been designated in total among 29 series, of which 125 million have been designated as Core Bond Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided by an independent pricing service. Certain investments in securities held by the Series may be valued on a basis of a price provided by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service that utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

18

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2009 in valuing the Series’ assets or liabilities carried at market value:

Description	12/31/09	Level 1	Level 2	Level 3
Equity securities*	$—	$—	$—	$—
Preferred securities	1,288,398	—	1,288,398	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	11,307,914	—	11,307,914	—
States and political subdivisions (municipals)	1,896,330	—	1,896,330	—
Corporate debt	53,760,381	—	53,760,381	—
Convertible corporate debt	1,467,337	—	1,467,337	—
Asset backed securities	513,733	—	513,733	—
Commercial mortgage backed securities	529,450	—	529,450	—
Mutual funds	4,296,985	4,296,985	—	—
Other financial instruments**	—	—	—	—

Total	$75,060,528	$4,296,985	$70,763,543	$—

*Includes common stock, warrants and rights. Please see the Investment Portfolio for industry classification.

**Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/ depreciation on the instrument. As of December 31, 2009, the Series did not hold any derivative instruments.

19

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

There were no Level 3 securities held by the Series as of December 31, 2008 or December 31, 2009.

Interim and annual reporting periods beginning after December 15, 2009 will require additional disclosure regarding transfers in and/or out of Level 1 and 2. Additional disclosure surrounding the activity in Level 3 fair value measurement will also be effective for fiscal years beginning after December 15, 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2009.

20

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. No such investments were held by the Series on December 31, 2009.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. No such investments were held by the Series on December 31, 2009.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2009, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2006 through December 31, 2009. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

21

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes (continued)

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2011, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.80% of average daily net assets each year. For the year ended December 31, 2009, the Advisor did not waive its management fee or reimburse any expenses of the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

22

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services through November 7, 2009, the Fund paid the Advisor an annual fee of 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense. Prior to October 12, 2009 (for sub-accountant) and November 9, 2009 (for sub-transfer agent) the Advisor had an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi served as sub-accountant and sub-transfer agent. The Advisor voluntarily agreed to waive a portion of the fund accounting and transfer agent fees and the Chief Compliance Officer service fees for the period March 1, 2009 to April 30, 2009. Accordingly, the Advisor waived fees of $519 which is included as a reduction of expenses on the Statement of Operations.

The Advisor has entered into agreements dated October 12, 2009 and November 9, 2009 with PNC Global Investment Servicing (“PNCGIS”) under which PNCGIS serves as sub-accountant services agent and sub-transfer agent, respectively. Effective November 7, 2009 under the amended master services agreement, the Fund pays the Advisor an annual fee of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Additionally, certain transaction-, account-, and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2009, purchases and sales of securities, other than United States Government securities and short-term securities, were $41,501,374 and $22,723,404, respectively. Purchases and sales of United States Government securities, other than short-term securities, were $17,398,612 and $17,185,105, respectively.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Core Bond Series were:

	For the Year Ended 12/31/09		For the Year Ended 12/31/08
	Shares	Amount	Shares	Amount

Sold	2,334,851	$24,190,684	938,735	$9,172,442
Reinvested	282,320	2,942,598	280,365	2,638,138
Repurchased	(711,761)	(7,200,011)	(708,923)	(6,907,443)

Total	1,905,410	19,933,271	510,177	4,903,137

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

23

Notes to Financial Statements

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes; the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series during the year ended December 31, 2009.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including investments in hybrid securities and Post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/09	For the Year Ended 12/31/08
Ordinary income	$2,992,322	$2,576,550
Long-term capital gains	—	93,012

At December 31, 2009, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$72,026,429
Unrealized appreciation	3,468,921
Unrealized depreciation	(434,822)

Net unrealized appreciation	$3,034,099
Undistributed ordinary income	37,660
Capital loss carryover	860,601

24

Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION (continued)

The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire as follows:

Loss Carryover	Expiration Date
$840,304	December 31, 2016
20,297	December 31, 2017

9.	SUBSEQUENT EVENTS

On February 2, 2010, the PNC Financial Services Group, Inc. (“PNC”), which serves as the Series’ sub-accountant services agent and sub-transfer agent, entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with The Bank of New York Mellon Corporation (“BNY Mellon”), the Series’ custodian. Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC will sell to BNY Mellon (the “Stock Sale”) 100% of the issued and outstanding shares of PNC Global Investment Servicing, Inc., an indirect, wholly-owned subsidiary of PNC. The Stock Sale is expected to close in the third quarter of 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through February 23, 2010, the date the financial statements were issued.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Core Bond Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for credit ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Bond Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

Columbus, Ohio

February 23, 2010

26

Supplemental Tax Information (unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series designates for the current fiscal year $65,107 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction for the current fiscal year is 2.19%, or if different, the maximum allowable under tax law.

27

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on December 7, 2009, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2009 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 23 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle periods relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 13 of the 26 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

28

Renewal of Investment Advisory Agreement (unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Global Fixed Income Series and the Target Series Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

29

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004 - 2008; Director 1995 - 2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995-2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:

Partnership for New York City, Inc. (non-profit)

New York Collegium (non-profit)

Boston Early Music Festival (non-profit)

Amherst Early Music, Inc. (non-profit)

Gotham Early Music Scene, Inc. (non-profit)

30

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Incyte Corp. ViroPharma, Inc. WebMD Cheyne Capital International MPM Bio-equities GMP Companies HoustonPharma
Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Managing Partner, Aegis Investment Partners, LLC (investments) since 2006; Founder and Managing Partner (2004-2005) - Village Markets, LLC (groceries)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Pictometry International Corp.

31

Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member** since 2003, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since 1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

32

This Page Intentionally Left Blank

33

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Fixed income returns varied greatly in 2009 across market sectors and quality ratings. As 2009 unfolded, the credit crisis maintained a strong hold on the markets, with short-term securities and U.S. Treasuries representing the only safe havens in global markets. Following stock market lows in late March 2009, investor sentiment shifted to modest optimism, and lower quality securities, both stocks and bonds, rallied strongly.

Overall, corporate and municipal securities posted strong returns during 2009, with below investment grade securities experiencing significant gains. In contrast, U.S. Treasury securities largely suffered losses. Mortgage securities returned solid gains, though meaningfully below those of even investment grade corporate securities. Clearly, sector and quality selection were important factors during 2009.

Overall, the Bank of America (BofA) Merrill Lynch U.S. Corporate, Government and Mortgage Index (formerly a Merrill Lynch Index) earned a solid 5.24% during the year. The 14.35% return of the Core Plus Bond Series during 2009 dramatically outpaced that of its benchmark.

The Core Plus Bond Series made a substantial shift out of AAA-rated mortgage backed securities and into slightly lesser rated corporate bonds in late 2008 and early 2009. The Series also increased its allocation to below investment grade rated securities throughout the year. These moves detracted from performance early in the year, but provided a meaningful advantage during the second and third quarters as market sentiment recovered and credit crisis fears eased. During the fourth quarter, the Series sold its mortgage-backed securities and reinvested the proceeds into U.S. Agency debentures. As of the end of the year, the Series had a 19.8% allocation to corporate bonds rated below investment grade, which is near the 20% limit for the Series. As for sector allocation, the Series had 72.0% of assets invested in corporate bonds as of year end.

As the global recovery continues to unfold, it will be important to monitor changes in factors such as monetary policy, inflation expectations and other cyclical or secular trends. We will continue to employ an active approach to fixed income, considering sector, maturity, quality and issue selections as key tools for seeking out return potential and managing risk over full bond market cycles.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of December 31, 2009 (unaudited)

	Average Annual Total Returns As of December 31, 2009
	One Year	Since Inception[1]

Manning & Napier Fund, Inc. - Core Plus Bond Series[2]	14.35%	5.33%
Bank of America (BofA) Merrill Lynch U.S. Corporate, Government & Mortgage Index[3]	5.24%	5.30%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Core Plus Bond Series from its inception1 (4/21/05) to present (12/31/09) to the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index.

1Performance numbers for the Series and Index are calculated from April 21, 2005, the Series’ inception date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2009, this net expense ratio was 0.78%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.78% for the year ended December 31, 2009.

3The unmanaged BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index (formerly a Merrill Lynch Index) is a market value weighted measure that represents U.S. government, corporate, and pass-through securities issued by entities within the United States, by supranational entities, or by entities headquartered outside of the United States but who have issued dollar-denominated securities within the United States. The Index only includes investment-grade securities with maturities of greater than one year. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09
Actual	$1,000.00	$1,086.20	$4.05
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.92

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.77%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition as of December 31, 2009 (unaudited)

Sector Allocation1

1As a percentage of net assets.

Credit Quality Ratings2,3

2As a percentage of total corporate bonds, supranational bonds, preferred stock, asset-backed securities, and municipal bonds.

3Based on ratings from Moody’s, or the S&P equivalent. The Series may use different ratings provided by other rating agencies for purposes of determining compliance with the Series’ investment policies.

4

Investment Portfolio - December 31, 2009

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS - 72.0%

Convertible Corporate Bonds - 2.4%
Consumer Discretionary - 0.5%
Hotels, Restaurants & Leisure - 0.5%
Carnival Corp., 2.00%, 4/15/2021	A3	$1,680,000	$1,732,500

Financials - 0.1%
Real Estate Investment Trusts (REITS) - 0.1%
Host Hotels & Resorts LP4 , 2.50%, 10/15/2029	BB2	370,000	395,438

Health Care - 1.0%
Biotechnology - 0.8%
Amgen, Inc., 0.375%, 2/1/2013	A3	3,270,000	3,290,437

Health Care Equipment & Supplies - 0.2%
Medtronic, Inc., 1.625%, 4/15/2013	A1	665,000	694,094

Total Health Care			3,984,531

Industrials - 0.3%
Airlines - 0.3%
AirTran Holdings, Inc., 5.25%, 11/1/2016	CCC[2]	1,000,000	1,086,250

Information Technology - 0.5%
Computers & Peripherals - 0.5%
EMC Corp., 1.75%, 12/1/2013	A2	1,685,000	2,108,356

Total Convertible Corporate Bonds (Identified Cost $9,194,725)			9,307,075

Non-Convertible Corporate Bonds - 69.6%
Consumer Discretionary - 12.8%
Diversified Consumer Services - 0.2%
Affinion Group, Inc., 11.50%, 10/15/2015	Caa1	850,000	890,375

Hotels, Restaurants & Leisure - 1.9%
International Game Technology, 7.50%, 6/15/2019	Baa2	3,320,000	3,597,652
Pinnacle Entertainment, Inc., 7.50%, 6/15/2015	Caa1	1,000,000	920,000
Scientific Games International, Inc., 9.25%, 6/15/2019	Ba3	1,000,000	1,050,000
Wendy’s - Arby’s Restaurants LLC, 10.00%, 7/15/2016	B2	1,000,000	1,090,000
Yonkers Racing Corp.[4] , 11.375%, 7/15/2016	B1	1,000,000	1,050,000

			7,707,652

The accompanying notes are an integral part of the financial statements.	5

Investment Portfolio - December 31, 2009

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Household Durables - 1.0%
Fortune Brands, Inc., 5.375%, 1/15/2016	Baa3	$4,160,000	$4,140,656

Media - 3.7%
Cablevision Systems Corp.[4] , 8.625%, 9/15/2017	B1	1,000,000	1,041,250
Columbus International, Inc.
(Barbados)[4] , 11.50%, 11/20/2014	B2	900,000	945,000
Comcast Corp., 6.50%, 11/15/2035	Baa1	3,105,000	3,219,453
Comcast Corp., 6.95%, 8/15/2037	Baa1	1,855,000	2,021,752
Sirius XM Radio, Inc.[4] , 9.75%, 9/1/2015	Caa2	1,125,000	1,184,062
Time Warner, Inc., 7.625%, 4/15/2031	Baa2	2,725,000	3,165,436
UPC Germany GmbH (Germany)[4] , 8.125%, 12/1/2017	B1	600,000	873,031
UPC Holding B.V. (Netherlands)[4] , 9.875%, 4/15/2018	B2	1,000,000	1,055,000
Virgin Media Finance plc, Series 1 (United Kingdom), 9.50%, 8/15/2016	B2	1,000,000	1,073,750

			14,578,734

Multiline Retail - 0.9%
Target Corp., 6.00%, 1/15/2018	A2	3,225,000	3,559,394

Real Estate Investment Trusts (REITS) - 1.0%
Simon Property Group LP, 10.35%, 4/1/2019	A3	3,040,000	3,818,444

Specialty Retail - 2.5%
General Nutrition Centers, Inc., 10.75%, 3/15/2015	Caa2	1,000,000	1,017,500
Home Depot, Inc., 5.40%, 3/1/2016	Baa1	4,065,000	4,255,486
Lowe’s Companies, Inc., 6.10%, 9/15/2017	A1	3,175,000	3,512,591
Toys R Us Property Co. LLC[4] , 8.50%, 12/1/2017	Ba2	920,000	936,100

			9,721,677

Textiles, Apparel & Luxury Goods - 1.6%
Levi Strauss & Co., 8.625%, 4/1/2013	B2	600,000	860,129
Phillips-Van Heusen Corp., 7.75%, 11/15/2023	Baa3	2,500,000	2,302,937
VF Corp., 5.95%, 11/1/2017	A3	2,815,000	3,039,116

			6,202,182

Total Consumer Discretionary			50,619,114

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2009

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Staples - 3.8%
Beverages - 1.7%
CEDC Finance Corp. International, Inc.[4] , 9.125%, 12/1/2016	B1	$1,215,000	$1,251,450
Constellation Brands, Inc., 8.375%, 12/15/2014	Ba3	1,205,000	1,283,325
PepsiCo, Inc., 7.90%, 11/1/2018	Aa2	3,330,000	4,086,759

			6,621,534

Food Products - 1.8%
General Mills, Inc., 5.65%, 2/15/2019	Baa1	3,260,000	3,457,396
Kraft Foods, Inc., 6.125%, 2/1/2018	Baa2	3,610,000	3,796,067

			7,253,463

Household Products - 0.0%*
The Procter & Gamble Co., 4.85%, 12/15/2015	Aa3	25,000	27,241

Personal Products - 0.3%
Revlon Consumer Products Corp.[4] , 9.75%, 11/15/2015	B3	1,215,000	1,254,488

Total Consumer Staples			15,156,726

Energy - 6.2%
Energy Equipment & Services - 2.5%
Baker Hughes, Inc., 7.50%, 11/15/2018	A2	3,155,000	3,766,073
Cie Generale de Geophysique - Veritas (France), 7.75%, 5/15/2017	Ba3	1,000,000	992,500
Hornbeck Offshore Services, Inc.[4] , 8.00%, 9/1/2017	Ba3	500,000	500,000
Key Energy Services, Inc., 8.375%, 12/1/2014	B1	1,000,000	1,002,500
Weatherford International Ltd. (Switzerland), 9.625%, 3/1/2019	Baa1	3,050,000	3,802,444

			10,063,517

Oil, Gas & Consumable Fuels - 3.7%
Alon Refining Krotz Springs, Inc.[4] , 13.50%, 10/15/2014	B2	1,000,000	932,500
Anadarko Petroleum Corp., 5.95%, 9/15/2016	Baa3	1,875,000	2,028,182
Apache Corp., 6.90%, 9/15/2018	A3	2,275,000	2,665,777
Aquilex Holdings LLC - Aquilex Finance Corp.[4] , 11.125%, 12/15/2016	B3	740,000	738,150

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - December 31, 2009

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Arch Western Finance LLC, 6.75%, 7/1/2013	B1	$1,515,000	$1,503,637
Chesapeake Energy Corp., 9.50%, 2/15/2015	Ba3	1,000,000	1,097,500
Gibson Energy ULC - GEP Midstream Finance Corp. (Canada)[4] , 11.75%, 5/27/2014	Ba3	2,000,000	2,170,000
Plains Exploration & Production Co., 8.625%, 10/15/2019	B1	1,000,000	1,027,500
Tesoro Corp., 9.75%, 6/1/2019	Ba1	1,250,000	1,293,750
Whiting Petroleum Corp., 7.00%, 2/1/2014	B1	1,000,000	1,003,750

			14,460,746

Total Energy			24,524,263

Financials - 18.5%
Capital Markets - 3.7%
Goldman Sachs Capital I, 6.345%, 2/15/2034	A2	3,450,000	3,230,094
Goldman Sachs Capital II5 , 5.793%, 12/29/2049	A3	3,970,000	3,076,750
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018	A1	3,385,000	3,623,639
Merrill Lynch & Co., Inc., 6.11%, 1/29/2037	A3	1,145,000	1,055,601
Morgan Stanley, 5.55%, 4/27/2017	A2	3,544,000	3,559,689

			14,545,773

Commercial Banks - 3.8%
Household Finance Co. (now known as HSBC Finance Corp.), 6.375%, 11/27/2012	A3	815,000	887,562
Manufacturers & Traders Trust Co., 6.625%, 12/4/2017	A3	4,605,000	4,722,566
PNC Bank National Association[9] , 5.25%, 1/15/2017	A2	5,640,000	5,617,000
U.S. Bank National Association, 6.375%, 8/1/2011	Aa2	85,000	91,373
Wachovia Corp., 5.25%, 8/1/2014	A2	3,490,000	3,613,061

			14,931,562

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2009

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Consumer Finance - 1.8%
American Express Co., 8.125%, 5/20/2019	A3	$3,340,000	$3,958,104
American Express Co.[5] , 6.80%, 9/1/2066	Baa2	3,445,000	3,083,275

			7,041,379

Diversified Financial Services - 4.3%
Bank of America Corp., 5.75%, 8/15/2016	A3	3,715,000	3,739,240
Bank of America Corp., 7.625%, 6/1/2019	A2	3,315,000	3,834,948
Citigroup, Inc., 8.50%, 5/22/2019	A3	4,000,000	4,619,012
JPMorgan Chase & Co., 6.30%, 4/23/2019	Aa3	4,300,000	4,730,331

			16,923,531

Insurance - 0.7%
Ambac Financial Group, Inc., 5.95%, 12/5/2035	Ca	4,755,000	1,308,595
American International Group, Inc., 4.25%, 5/15/2013	A3	1,840,000	1,699,621

			3,008,216

Real Estate Investment Trusts (REITS) - 4.2%
AvalonBay Communities, Inc., 6.10%, 3/15/2020	Baa1	3,700,000	3,778,284
Boston Properties LP, 5.875%, 10/15/2019	Baa2	3,830,000	3,841,992
Camden Property Trust, 5.70%, 5/15/2017	Baa1	4,025,000	3,796,424
DuPont Fabros Technology LP4 , 8.50%, 12/15/2017	Ba2	1,475,000	1,498,969
HCP, Inc., 6.70%, 1/30/2018	Baa3	3,850,000	3,735,016

			16,650,685

Total Financials			73,101,146

Health Care - 3.7%
Health Care Equipment & Supplies - 1.9%
Becton Dickinson and Co., 6.00%, 5/15/2039	A2	3,350,000	3,521,771
Fresenius Medical Care Capital Trust IV, 7.875%, 6/15/2011	Ba3	2,000,000	2,072,500

The accompanying notes are an integral part of the financial statements.	9

Investment Portfolio - December 31, 2009

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Health Care (continued)
Health Care Equipment & Supplies (continued)
Inverness Medical Innovations, Inc., 9.00%, 5/15/2016	B3	$2,000,000	$2,050,000

			7,644,271

Health Care Providers & Services - 0.5%
HCA, Inc.[4] , 8.50%, 4/15/2019	Ba3	1,000,000	1,077,500
Health Management Associates, Inc., 6.125%, 4/15/2016	BB2	1,050,000	984,375

			2,061,875

Pharmaceuticals - 1.3%
Abbott Laboratories, 5.875%, 5/15/2016	A1	500,000	551,495
Novartis Securities Investment Ltd. (Bermuda), 5.125%, 2/10/2019	Aa2	4,350,000	4,569,788

			5,121,283

Total Health Care			14,827,429

Industrials - 13.2%
Aerospace & Defense - 0.8%
The Boeing Co., 6.00%, 3/15/2019	A2	3,085,000	3,347,731

Air Freight & Logistics - 0.1%
FedEx Corp., 8.00%, 1/15/2019	Baa2	435,000	523,932

Airlines - 1.3%
AirTran Airways, Inc.[6,7] , 10.41%, 4/1/2017	B1	275,055	244,111
Delta Air Lines, Inc.[4] , 9.50%, 9/15/2014	Ba2	1,000,000	1,038,750
Southwest Airlines Co., 5.25%, 10/1/2014	Baa3	3,925,000	3,975,515

			5,258,376

Building Products - 0.6%
Owens Corning, 9.00%, 6/15/2019	Ba1	1,095,000	1,221,121
USG Corp.[4] , 9.75%, 8/1/2014	B1	1,000,000	1,067,500

			2,288,621

Commercial Services & Supplies - 1.2%
Clean Harbors, Inc., 7.625%, 8/15/2016	Ba2	1,000,000	1,013,750
Waste Management, Inc., 7.375%, 3/11/2019	Baa3	3,130,000	3,611,757

			4,625,507

10	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2009

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Industrial Conglomerates - 3.8%
General Electric Capital Corp., 5.625%, 5/1/2018	Aa2	$2,150,000	$2,203,193
General Electric Capital Corp.[5] , 6.375%, 11/15/2067	Aa3	3,545,000	3,075,288
General Electric Capital Corp., Series A, 6.75%, 3/15/2032	Aa2	3,695,000	3,767,293
General Electric Co., 5.25%, 12/6/2017	Aa2	2,100,000	2,145,916
Textron, Inc., 7.25%, 10/1/2019	Baa3	3,790,000	3,922,915

			15,114,605

Machinery - 2.4%
Caterpillar Financial Services Corp., 7.05%, 10/1/2018	A2	3,385,000	3,874,833
John Deere Capital Corp., 5.50%, 4/13/2017	A2	1,240,000	1,314,452
John Deere Capital Corp., 5.75%, 9/10/2018	A2	3,795,000	4,114,968

			9,304,253

Marine - 0.4%
Navios Maritime Holdings, Inc. - Navios Maritime Finance (US), Inc. (Marshall Island)[4] , 8.875%, 11/1/2017	Ba3	615,000	638,831
United Maritime Group LLC - United Maritime Group Finance Corp.[4] , 11.75%, 6/15/2015	B3	740,000	741,850

			1,380,681

Road & Rail - 2.6%
CSX Corp., 6.00%, 10/1/2036	Baa3	4,530,000	4,476,007
RailAmerica, Inc., 9.25%, 7/1/2017	B1	1,800,000	1,914,750
Union Pacific Corp., 5.65%, 5/1/2017	Baa2	3,675,000	3,885,872

			10,276,629

Total Industrials			52,120,335

Information Technology - 3.4%
Communications Equipment - 1.5%
Alcatel-Lucent (USA), Inc., 6.50%, 1/15/2028	B1	1,000,000	711,250
Cisco Systems, Inc., 5.90%, 2/15/2039	A1	3,310,000	3,346,695
Hughes Network Systems LLC - HNS Finance Corp., 9.50%, 4/15/2014	B1	1,000,000	1,032,500

The accompanying notes are an integral part of the financial statements.	11

Investment Portfolio - December 31, 2009

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Information Technology (continued)
Communications Equipment (continued)
Nokia Corp. (Finland), 5.375%, 5/15/2019	A2	$1,000,000	$1,020,942

			6,111,387

Computers & Peripherals - 0.8%
International Business Machines Corp., 5.60%, 11/30/2039	A1	2,981,000	2,998,102

Electronic Equipment, Instruments & Components - 1.1%
Corning, Inc., 6.20%, 3/15/2016	Baa1	3,915,000	4,154,993

Total Information Technology			13,264,482

Materials - 4.2%
Chemicals - 1.0%
E.I. du Pont de Nemours & Co., 6.00%, 7/15/2018	A2	3,435,000	3,748,166

Containers & Packaging - 0.5%
BWAY Corp.[4] , 10.00%, 4/15/2014	B3	1,000,000	1,057,500
Reynolds Group Issuer, Inc. - Reynolds Group Issuer LLC - Reynolds Group Issuer Lu4 , 7.75%, 10/15/2016	B1	1,000,000	1,022,500

			2,080,000

Metals & Mining - 1.6%
Alcoa, Inc., 5.87%, 2/23/2022	Baa3	2,185,000	2,028,960
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	A1	3,230,000	3,704,994
Teck Resources Ltd. (Canada), 10.75%, 5/15/2019	Ba2	500,000	597,500

			6,331,454

Paper & Forest Products - 1.1%
Georgia-Pacific LLC[4] , 8.25%, 5/1/2016	Ba3	1,100,000	1,166,000
International Paper Co., 7.50%, 8/15/2021	Baa3	3,000,000	3,361,413

			4,527,413

Total Materials			16,687,033

Telecommunication Services - 1.1%
Diversified Telecommunication Services - 0.6%
Clearwire Communications LLC - Clearwire Finance, Inc.[4] , 12.00%, 12/1/2015	Caa1	410,000	416,150

12	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2009

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Telecommunication Services (continued)
Diversified Telecommunication Services (continued)
Clearwire Communications LLC - Clearwire Finance, Inc.[4] , 12.00%, 12/1/2015	Caa1	$760,000	$771,400
Telesat - Telesat LLC (Canada), 11.00%, 11/1/2015	Caa1	1,000,000	1,085,000

			2,272,550

Wireless Telecommunication Services - 0.5%
CC Holdings GS V LLC - Crown Castle GS III Corp.[4] , 7.75%, 5/1/2017	Baa3	1,000,000	1,065,000
NII Capital Corp.[4] , 10.00%, 8/15/2016	B1	1,000,000	1,047,500

			2,112,500

Total Telecommunication Services			4,385,050

Utilities - 2.7%
Electric Utilities - 2.0%
Allegheny Energy Supply Co. LLC[4] , 5.75%, 10/15/2019	Baa3	1,000,000	971,329
Exelon Generation Co. LLC, 5.35%, 1/15/2014	A3	3,355,000	3,541,850
Southwestern Electric Power Co., 6.45%, 1/15/2019	Baa3	3,240,000	3,470,170

			7,983,349

Gas Utilities - 0.3%
Ferrellgas Partners LP4 , 9.125%, 10/1/2017	Ba3	1,000,000	1,057,500

Independent Power Producers & Energy Traders - 0.1%
Mirant Mid Atlantic Pass Through Trust, Series C, 10.06%, 12/30/2028	Ba1	487,147	513,940

Multi-Utilities - 0.3%
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	Baa3	770,000	867,308
DCP Midstream LLC, 7.875%, 8/16/2010	Baa2	30,000	31,189

The accompanying notes are an integral part of the financial statements.	13

Investment Portfolio - December 31, 2009

	Credit Rating[1] (unaudited)	Principal Amount/ Shares	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Utilities (continued)
Multi-Utilities (continued)
Sempra Energy, 7.95%, 3/1/2010	Baa1	$30,000	$30,330

			928,827

Total Utilities			10,483,616

Total Non-Convertible Corporate Bonds (Identified Cost $259,038,953)			275,169,194

TOTAL CORPORATE BONDS (Identified Cost $268,233,678)			284,476,269

SUPRANATIONAL BONDS - 1.1%
Kreditanstalt fuer Wiederaufbau (Germany), 5.25%, 1/4/2010 (Identified Cost $4,485,726)	WR3	3,000,000	4,300,644

PREFERRED STOCKS - 2.9%

Financials - 2.9%
Commercial Banks - 1.3%
PNC Financial Services Group, Inc.[9] , Series K	Baa2	1,850,000	1,869,386
Wells Fargo & Co., Series K	Ba1	3,145,000	3,152,863

			5,022,249

Diversified Financial Services - 1.6%
Bank of America Corp., Series K	Ba3	3,350,000	3,225,179
JPMorgan Chase & Co., Series 1	Baa1	2,985,000	3,078,908

			6,304,087

TOTAL PREFERRED STOCKS (Identified Cost $10,893,917)			11,326,336

ASSET-BACKED SECURITIES - 1.0%
Capital Auto Receivables Asset Trust, Series 2007-1, Class A4A, 5.01%, 4/16/2012	Aaa	$300,000	310,949
Capital Auto Receivables Asset Trust, Series 2007-3, Class A4, 5.21%, 3/17/2014	Aaa	200,000	209,573
Ford Credit Auto Owner Trust, Series 2008-C, Class A4B5 , 1.983%, 4/15/2013	Aaa	300,000	304,975

14	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2009

	Credit Rating[1] (unaudited)	Principal Amount/ Shares	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2[4] , 5.29%, 3/25/2016	Aaa	$2,585,000	$2,579,163
SLM Student Loan Trust, Series 2002-4, Class A4[5] , 0.39363%, 3/15/2017	Aaa	563,731	560,766

TOTAL ASSET-BACKED SECURITIES (Identified Cost $3,879,776)			3,965,426

MUNICIPAL BONDS - 1.4%
City of Mesa, AZ, Multiple Utility Improvements, Revenue Bond, 6.375%, 7/1/2033	A1	500,000	516,720
City of New York, NY, Public Improvements, G.O. Bond, 6.385%, 12/1/2029	Aa3	1,000,000	998,260
Illinois State Toll Highway Authority, Highway Improvements, Revenue Bond, 6.184%, 1/1/2034	Aa3	1,000,000	1,014,310
Metropolitan Transportation Authority, Transit Improvements, Revenue Bond, 7.336%, 11/15/2039	AA2	1,000,000	1,116,650
Nebraska Public Power District, Electric Light & Power Improvements, Revenue Bond, 7.399%, 1/1/2035	A1	500,000	542,315
State of California, School Improvements, G.O. Bond, 7.55%, 4/1/2039	Baa1	500,000	491,240
Utah Transit Authority, Transit Improvements, Revenue Bond, 5.937%, 6/15/2039	Aa3	1,000,000	1,011,550

TOTAL MUNICIPAL BONDS (Identified Cost $5,687,318)			5,691,045

MUTUAL FUNDS - 7.2%
iShares iBoxx High Yield Corporate Bond Fund		111,270	9,773,957
iShares iBoxx Investment Grade Corporate Bond Fund		178,200	18,559,530
John Hancock Preferred Income Fund		10,500	179,550

TOTAL MUTUAL FUNDS (Identified Cost $24,093,033)			28,513,037

The accompanying notes are an integral part of the financial statements.	15

Investment Portfolio - December 31, 2009

	Principal Amount/ Shares	Value (Note 2)

U.S. GOVERNMENT AGENCIES - 11.0%

Other Agencies - 11.0%
Fannie Mae, 1.875%, 4/20/2012	$2,570,000	$2,596,764
Fannie Mae, 1.75%, 8/10/2012	2,611,000	2,610,475
Federal Home Loan Bank, 4.50%, 11/15/2012	655,000	702,762
Federal Home Loan Bank, 3.375%, 2/27/2013	640,000	666,291
Freddie Mac, 1.75%, 6/15/2012	16,160,000	16,231,573
Freddie Mac, 5.50%, 8/20/2012	19,000,000	20,848,282

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $44,008,366)		43,656,147

SHORT-TERM INVESTMENTS - 1.7%
Dreyfus Cash Management, Inc. - Institutional Shares[8] , 0.07%, (Identified Cost $6,630,338)	6,630,338	6,630,338

TOTAL INVESTMENTS - 98.3% (Identified Cost $367,912,152)		388,559,242

OTHER ASSETS, LESS LIABILITIES - 1.7%		6,749,103

NET ASSETS - 100%		$395,308,345

G.O. Bond - General Obligation Bond

* - Less than 0.1%

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3Credit rating has been withdrawn. As of December 31, 2009, there is no rating available.

4Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $31,543,910, or 8.0%, of the Series’ net assets as of December 31, 2009 (see Note 2 to the financial statements).

5The coupon rate is floating and is the stated rate as of December 31, 2009.

6Security has been valued at fair value (see Note 2 to the financial statements).

7Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. This security was acquired on December 2, 2009 at a cost of $242,048 ($88.00 per share). This security has been sold under rule 144A and has been determined to be illiquid under guidelines established by the Board of Directors. This security amounts to $244,111, or 0.1%, of the Series’ net assets as of December 31, 2009 (see Note 2 to the financial statements).

8Rate shown is the current yield as of December 31, 2009.

9PNC Global Investment Servicing (U.S.) Inc. serves as sub-accountant services agent and sub-transfer agent to the Fund.

16	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

December 31, 2009

ASSETS:

Investments, at value (identified cost $367,912,152) (Note 2)	$388,559,242
Interest receivable	5,643,177
Receivable for fund shares sold	1,586,519
Dividends receivable	142,756

TOTAL ASSETS	395,931,694

LIABILITIES:

Accrued management fees (Note 3)	234,183
Accrued fund accounting and transfer agent fees (Note 3)	16,080
Accrued directors’ fees (Note 3)	3,144
Accrued Chief Compliance Officer service fees (Note 3)	483
Payable for fund shares repurchased	323,682
Audit fees payable	33,610
Other payables and accrued expenses	12,167

TOTAL LIABILITIES	623,349

TOTAL NET ASSETS	$395,308,345

NET ASSETS CONSIST OF:

Capital stock	$376,904
Additional paid-in-capital	376,420,965
Undistributed net investment income	321,747
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(2,448,880)
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	20,637,609

TOTAL NET ASSETS	$395,308,345

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($395,308,345/37,690,356 shares)	$10.49

The accompanying notes are an integral part of the financial statements.	17

Statement of Operations

For the Year Ended December 31, 2009

INVESTMENT INCOME:

Interest	$19,956,903
Dividends	2,636,249

Total Investment Income	22,593,152

EXPENSES:

Management fees (Note 3)	2,477,361
Fund accounting and transfer agent fees (Note 3)	176,420
Directors’ fees (Note 3)	12,849
Chief Compliance Officer service fees (Note 3)	3,729
Custodian fees	23,999
Miscellaneous	79,889

Total Expenses	2,774,247
Less reduction of expenses (Note 3)	(3,006)

Net Expenses	2,771,241

NET INVESTMENT INCOME	19,821,911

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	2,808,088
Foreign currency and translation of other assets and liabilities	(38,863)

2,769,225

Net change in unrealized appreciation (depreciation) on-
Investments	24,544,978
Foreign currency and translation of other assets and liabilities	(9,481)

24,535,497

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	27,304,722

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$47,126,633

18	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended 12/31/09	For the Year Ended 12/31/08

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$19,821,911	$14,055,676
Net realized gain (loss) on investments and foreign currency	2,769,225	(4,023,381)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	24,535,497	(3,472,848)

Net increase from operations	47,126,633	6,559,447

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(19,892,958)	(15,280,303)
From net realized gain on investments	—	(372,027)

Total distributions to shareholders	(19,892,958)	(15,652,330)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	27,443,626	71,229,591

Net increase in net assets	54,677,301	62,136,708

NET ASSETS:

Beginning of year	340,631,044	278,494,336

End of year (including undistributed net investment income of $321,747 and $296,651, respectively)	$395,308,345	$340,631,044

The accompanying notes are an integral part of the financial statements.	19

Financial Highlights

		For the Years Ended			For the Period 4/21/05[1] to 12/31/05
	12/31/09	12/31/08	12/31/07	12/31/06

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.66	$10.02	$9.98	$9.89	$10.00

Income (loss) from investment operations:
Net investment income	0.57[2]	0.42	0.40	0.37	0.22
Net realized and unrealized gain (loss) on investments	0.82	(0.32)	0.03	0.08	(0.12)

Total from investment operations	1.39	0.10	0.43	0.45	0.10

Less distributions to shareholders:
From net investment income	(0.56)	(0.45)	(0.39)	(0.36)	(0.21)
From net realized gain on investments	—	(0.01)	—	—	—

Total distributions to shareholders	(0.56)	(0.46)	(0.39)	(0.36)	(0.21)

Net asset value - End of period	$10.49	$9.66	$10.02	$9.98	$9.89

Net assets - End of period (000’s omitted)	$395,308	$340,631	$278,494	$224,145	$175,594

Total return[3]	14.35%	1.24%	4.34%	4.59%	1.04%
Ratios (to average net assets)/ Supplemental Data:
Expenses	0.78%*	0.80%	0.81%	0.83%	0.88%[4]
Net investment income	5.60%	4.84%	4.20%	3.95%	3.12%[4]
Portfolio turnover	72%	63%	341%	315%	290%

*The investment advisor did not impose all or a portion of its CCO fees and fund accounting and transfer agent fees during the year ended 12/31/09. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by 0.00%[5].

1Commencement of operations.

2Calculated based on average shares outstanding during the year.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain periods. Periods less than one year are not annualized.

4Annualized.

5Less than 0.01%.

20	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

Core Plus Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing primarily in bonds and other financial instruments, including derivatives, with economic characteristics similar to bonds.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2009, 4.6 billion shares have been designated in total among 29 series, of which 125 million have been designated as Core Plus Bond Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided by an independent pricing service. Certain investments in securities held by the Series may be valued on a basis of a price provided by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service that utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

21

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2009 in valuing the Series’ assets or liabilities carried at market value:

Description	12/31/09	Level 1	Level 2	Level 3

Equity securities*	$—	$—	$—	$—
Preferred securities	11,326,336	—	11,326,336	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	43,656,147	—	43,656,147	—
States and political subdivisions (municipals)	5,691,045	—	5,691,045	—
Corporate debt	275,169,194	—	274,925,083	244,111
Convertible corporate debt	9,307,075	—	9,307,075	—
Supranational bonds	4,300,644	—	4,300,644	—
Asset backed securities	3,965,426	—	3,965,426	—
Mutual funds	35,143,375	35,143,375	—	—
Other financial instruments**	—	—	—	—

Total	$388,559,242	$35,143,375	$353,171,756	$244,111

22

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Level 3 Reconciliation	Asset-Backed Securities	Corporate Debt

Balance as of December 31,
2008 (market value)	$108,900	$—
Accrued discounts/premiums	—	215
Change in unrealized appreciation/depreciation ***	678,600	1,848
Net realized loss	(893,750)	—
Net purchases/sales	106,250	242,048

Balance as of December 31, 2009 (market value)	$—	$244,111

*Includes common stock, warrants and rights. Please see the Investment Portfolio for industry classification.

**Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/ depreciation on the instrument. As of December 31, 2009, the Series did not hold any derivative instruments.

***The change in unrealized appreciation (depreciation) on securities still held at December 31, 2009 was $1,848, which is included in the related net change in unrealized appreciation/ depreciation on the Statement of Operations.

Interim and annual reporting periods beginning after December 15, 2009 will require additional disclosure regarding transfers in and/or out of Level 1 and 2.Additional disclosure surrounding the activity in Level 3 fair value measurement will also be effective for fiscal years beginning after December 15, 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

23

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2009.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. No such investments were held by the Series on December 31, 2009.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. As of December 31, 2009, the aggregate value of securities deemed illiquid was $244,111, representing 0.1% of the Series’ net assets.

24

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code.Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2009, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2006 through December 31, 2009.The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

25

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2011, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.90% of average daily net assets each year. For the year ended December 31, 2009, the Advisor did not waive its management fee or reimburse any expenses of the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services through November 7, 2009, the Fund paid the Advisor an annual fee of 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense. Prior to October 12, 2009 (for sub-accountant) and November 9, 2009 (for sub-transfer agent) the Advisor had an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi served as sub-accountant and sub-transfer agent. The Advisor voluntarily agreed to waive a portion of the fund accounting and transfer agent fees and the Chief Compliance Officer service fees for the period March 1, 2009 to April 30, 2009. Accordingly, the Advisor waived fees of $3,006 which is included as a reduction of expenses on the Statement of Operations.

The Advisor has entered into agreements dated October 12, 2009 and November 9, 2009 with PNC Global Investment Servicing (“PNCGIS”) under which PNCGIS serves as sub-accountant services agent and sub-transfer agent, respectively. Effective November 7, 2009 under the amended master services agreement, the Fund pays the Advisor an annual fee of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Additionally, certain transaction-, account-, and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

26

Notes to Financial Statements

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2009, purchases and sales of securities, other than United States Government securities and short-term securities, were $220,452,972 and $177,331,810, respectively. Purchases and sales of United States Government securities, other than short-term securities, were $48,898,348 and $71,079,425, respectively.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Core Plus Bond Series were:

	For the Year Ended 12/31/09		For the Year Ended 12/31/08
	Shares	Amount	Shares	Amount

Sold	5,159,453	$53,012,979	9,178,936	$88,460,649
Reinvested	1,861,873	19,585,357	1,654,229	15,379,707
Repurchased	(4,577,661)	(45,154,710)	(3,371,107)	(32,610,765)

Total	2,443,665	$27,443,626	7,462,058	$71,229,591

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes; the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series during the year ended December 31, 2009.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, Post-October losses and investments in hybrid securities. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

27

Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION (continued)

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/09	For the Year Ended 12/31/08
Ordinary income	$19,892,958	$15,281,692
Long-term capital gains	—	370,638

For the year ended December 31, 2009, the Series elected to defer $12,216 of currency losses attributable to Post-October losses.

At December 31, 2009, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$368,251,903
Unrealized appreciation	$24,510,651
Unrealized depreciation	(4,203,312)

Net unrealized appreciation	$20,307,339
Undistributed ordinary income	368,924
Capital loss carryover	2,448,880

The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire on December 31, 2016.

9.	SUBSEQUENT EVENTS

On February 2, 2010, The PNC Financial Services Group, Inc. (“PNC”), which serves as the Series’ sub-accountant services agent and sub-transfer agent, entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with The Bank of New York Mellon Corporation (“BNY Mellon”), the Series’ custodian. Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC will sell to BNY Mellon (the “Stock Sale”) 100% of the issued and outstanding shares of PNC Global Investment Servicing Inc., an indirect, wholly-owned subsidiary of PNC. The Stock Sale is expected to close in the third quarter of 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through February 23, 2010, the date the financial statements were issued.

28

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Core Plus Bond Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for credit ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Plus Bond Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

Columbus, Ohio

February 23, 2010

29

Supplemental Tax Information (unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series designates for the current fiscal year $308,263 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 1.55%, or if different, the maximum allowable under tax law.

30

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on December 7, 2009, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2009 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 23 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle periods relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 13 of the 26 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

31

Renewal of Investment Advisory Agreement (unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Global Fixed Income Series and the Target Series Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

32

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004 - 2008; Director 1995 - 2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995-2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:

Partnership for New York City, Inc. (non-profit)

New York Collegium (non-profit)

Boston Early Music Festival (non-profit)

Amherst Early Music, Inc. (non-profit)

Gotham Early Music Scene, Inc. (non-profit)

33

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Incyte Corp. ViroPharma, Inc. WebMD Cheyne Capital International MPM Bio-equities GMP Companies HoustonPharma
Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Managing Partner, Aegis Investment Partners, LLC (investments) since 2006; Founder and Managing Partner (2004-2005) - Village Markets, LLC (groceries)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Pictometry International Corp.

34

Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member** since 2003, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since 1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

35

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36

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37

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

Management Discussion and Analysis (unaudited)

Dear Shareholders:

The High Yield Bond Series was launched on September 14, 2009. Since that time, the Series has earned a return of 4.82%. In comparison, the Bank of America (BofA) Merrill Lynch U.S. High Yield, Cash Pay, BB-B Rated Index (formerly a Merrill Lynch Index) has posted a return of 7.50%.

The Series was opened to take advantage of a strong dislocation in yields on below investment grade corporate bonds during the height of the credit crisis in 2008. Extreme negative sentiment had pushed up yields on below investment grade corporate bonds to historic levels during 2008. In fact, 2008 was the worst year on record in terms of returns for high yield bonds. While panic conditions abated during 2009 as economic and credit market conditions improved, yields on below investment grade securities remained well above long-term averages. These events created opportunities for long-term investors to capture attractive yields in an environment where risk was waning and yields were falling back to more normal levels. Because bonds prices rise when yields fall, the Series sought to take advantage of this return to norm.

Generally speaking, fixed income returns varied greatly in 2009 across market sectors and quality ratings. As 2009 unfolded, the credit crisis maintained a strong hold on the markets, and lower quality securities suffered meaningful price declines. Following stock market lows in late March 2009, investor sentiment shifted to modest optimism, and lower quality securities, including both stocks and bonds, rallied strongly.

While the Series performed in line with its benchmark during the fourth quarter of 2009, its results since its inception in September lag that of the benchmark because of the Series’ higher allocation to cash in its first full weeks. The high yield bond market was particularly active during the initial stages of the Series’ positioning, and our initial cash position acted as a drag on returns during these early days. During the fourth quarter, the Series posted a return of 4.71%, in line with the 4.67% return of its benchmark.

Historically, the high yield bond market has provided attractive total returns for several years following a recession. As the global recovery continues to unfold, it will be important to monitor changes in factors such as the financial condition of corporations, monetary policy, pricing in he marketplace, and other cyclical or secular trends. We will continue to employ an active approach to issue selection, relying on our time-tested security selection strategies to seek out return potential and managing risk as the economic recovery unfolds.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of December 31, 2009 (unaudited)

Total Return Since Inception[1] As of December 31, 2009
Manning & Napier Fund, Inc. - High Yield Bond Series[2]	4.82%
Bank of America (BofA) Merrill Lynch U.S. High Yield, Cash Pay, BB-B Rated Index[3]	7.50%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - High Yield Bond Series from its current activation1 (9/14/09) to present (12/31/09) to the BofA Merrill Lynch U.S. High Yield, Cash Pay, BB-B Rated Index.

1Performance numbers for the Series and Index are calculated from September 14, 2009, the Series’ current activation date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended December 31, 2009, this annualized net expense ratio was 1.20%. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.22% for the period ended December 31, 2009.

3The unmanaged BofA Merrill Lynch U.S. High Yield, Cash Pay, BB-B Rated Index (formerly a Merrill Lynch Index) is a market value weighted measure of BB and B rated corporate bonds with maturities of at least one-year. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 14, 2009* to December 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 9/14/09*	Ending Account Value 12/31/09	Expenses Paid During Period 9/14/09*-12/31/09
Actual	$1,000.00	$1,048.20	$3.64	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11	[2]

*Commencement of Operations.

1Expenses are equal to the Series’ annualized expense ratio (for the period 9/14/09* to 12/31/09) of 1.20%, multiplied by the average account value over the period, multiplied by 108/365 (to reflect the period since inception). Expenses are based on the most recent fiscal period. The Series’ total return would have been lower had certain expenses not been waived during the period.

2Expenses are equal to the Series’ annualized expense ratio (for the period 9/14/09* to 12/31/09), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

3

Portfolio Composition as of December 31, 2009 (unaudited)

Sector Allocation1

1As a percentage of net assets.

Credit Quality Ratings2,3

2As a percentage of total corporate bonds and preferred stock.

3Based on ratings from Moody’s, or the S&P equivalent. The Series may use different ratings provided by other rating agencies for purposes of determining compliance with the Series’ investment policies.

4

Investment Portfolio - December 31, 2009

	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

CORPORATE BONDS - 85.4%

Convertible Corporate Bonds - 0.9%
Financials - 0.5%
Real Estate Investment Trusts (REITS) - 0.5%
Host Hotels & Resorts LP3, 2.50%, 10/15/2029	BB	[2]	$590,000	$630,562

Industrials - 0.4%
Airlines - 0.4%
AirTran Holdings, Inc., 5.25%, 11/1/2016	CCC	[2]	460,000	499,675

Total Convertible Corporate Bonds (Identified Cost $1,077,098)				1,130,237

Non-Convertible Corporate Bonds - 84.5%
Consumer Discretionary - 19.4%
Diversified Consumer Services - 1.0%
Affinion Group, Inc., 11.50%, 10/15/2015	Caa1		1,275,000	1,335,562

Hotels, Restaurants & Leisure - 5.9%
Pinnacle Entertainment, Inc., 7.50%, 6/15/2015	Caa1		1,450,000	1,334,000
Scientific Games Corp.[3], 7.875%, 6/15/2016	Ba3		1,450,000	1,457,250
Scientific Games International, Inc.[3], 9.25%, 6/15/2019	BB	[2]	1,000,000	1,050,000
Wendy’s - Arby’s Restaurants LLC, 10.00%, 7/15/2016	B2		1,700,000	1,853,000
Yonkers Racing Corp.[3], 11.375%, 7/15/2016	B1		1,715,000	1,800,750

				7,495,000

Media - 10.4%
Cablevision Systems Corp.[3], 8.625%, 9/15/2017	B1		2,450,000	2,551,062
Columbus International, Inc. (Barbados)[3] , 11.50%, 11/20/2014	B2		1,770,000	1,858,500
MDC Partners, Inc. (Canada)[3], 11.00%, 11/1/2016	B2		705,000	733,200
Sirius XM Radio, Inc.[3], 9.75%, 9/1/2015.	Caa2		820,000	863,050
UPC Germany GmbH (Germany)[3], 8.125%, 12/1/2017	B1		1,250,000	1,264,063
UPC Germany GmbH (Germany)[3], 8.125%, 12/1/2017	B1		525,000	763,902
UPC Holding B.V. (Netherlands)[3], 9.875%, 4/15/2018	B2		460,000	485,300

5	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2009

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Media (continued)
Virgin Media Finance plc (United Kingdom), 8.375%, 10/15/2019	B2	$935,000	$961,881
Virgin Media Finance plc, Series 1 (United Kingdom), 9.50%, 8/15/2016	B2	1,450,000	1,556,938
WMG Acquisition Corp.[3], 9.50%, 6/15/2016	Ba2	1,105,000	1,183,731
XM Satellite Radio, Inc.[3], 11.25%, 6/15/2013	Caa2	965,000	1,037,375

			13,259,002

Specialty Retail - 1.5%
Toys R Us Property Co. LLC[3], 8.50%, 12/1/2017	Ba2	1,885,000	1,917,988

Textiles, Apparel & Luxury Goods - 0.6%
Levi Strauss & Co., 8.625%, 4/1/2013	B2	200,000	286,709
Levi Strauss & Co., 8.875%, 4/1/2016	B2	455,000	476,044

			762,753

Total Consumer Discretionary			24,770,305

Consumer Staples - 3.2%
Beverages - 2.3%
CEDC Finance Corp. International, Inc.[3], 9.125%, 12/1/2016	B1	1,370,000	1,411,100
Constellation Brands, Inc., 8.375%, 12/15/2014	Ba3	1,450,000	1,544,250

			2,955,350

Personal Products - 0.9%
Revlon Consumer Products Corp.[3], 9.75%, 11/15/2015	B3	1,055,000	1,089,288

Total Consumer Staples			4,044,638

Energy - 15.3%
Energy Equipment & Services - 4.8%
Cie Generale de Geophysique - Veritas (France), 7.50%, 5/15/2015	Ba3	2,000,000	1,985,000
Complete Production Services, Inc., 8.00%, 12/15/2016	B1	680,000	670,650
Hercules Offshore, Inc.[3], 10.50%, 10/15/2017	B2	460,000	485,300
Hornbeck Offshore Services, Inc.[3], 8.00%, 9/1/2017	Ba3	1,840,000	1,840,000

The accompanying notes are an integral part of the financial statements.	6

Investment Portfolio - December 31, 2009

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Energy Equipment & Services (continued)
Key Energy Services, Inc., 8.375%, 12/1/2014	B1	$1,150,000	$1,152,875

			6,133,825

Oil, Gas & Consumable Fuels - 10.5%
Alon Refining Krotz Springs, Inc.[3], 13.50%, 10/15/2014	B2	920,000	857,900
Aquilex Holdings LLC - Aquilex Finance Corp.[3], 11.125%, 12/15/2016	B3	1,185,000	1,182,038
Arch Coal, Inc.[3], 8.75%, 8/1/2016	B1	725,000	766,688
Arch Western Finance LLC, 6.75%, 7/1/2013	B1	1,000,000	992,500
Chesapeake Energy Corp., 9.50%, 2/15/2015	Ba3	1,115,000	1,223,712
Chesapeake Energy Corp., 6.875%, 1/15/2016	Ba3	725,000	725,000
Encore Acquisition Co., 7.25%, 12/1/2017	B1	965,000	965,000
Gibson Energy ULC - GEP Midstream
Finance Corp. (Canada)[3], 11.75%, 5/27/2014	Ba3	1,570,000	1,703,450
Plains Exploration & Production Co., 8.625%, 10/15/2019	B1	1,965,000	2,019,037
Tesoro Corp., 9.75%, 6/1/2019	Ba1	2,450,000	2,535,750
Whiting Petroleum Corp., 7.00%, 2/1/2014	B1	485,000	486,819

			13,457,894

Total Energy			19,591,719

Financials - 5.7%
Capital Markets - 1.0%
Goldman Sachs Capital II4, 5.793%, 12/29/2049	A3	1,650,000	1,278,750

Consumer Finance - 2.1%
American Express Co.[4], 6.80%, 9/1/2066	Baa2	2,940,000	2,631,300

Real Estate Investment Trusts (REITS) - 2.6%
DuPont Fabros Technology LP3, 8.50%, 12/15/2017	Ba2	2,365,000	2,403,431

7	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2009

	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
Felcor Lodging LP3, 10.00%, 10/1/2014	B2		$965,000	$973,444

				3,376,875

Total Financials				7,286,925

Health Care - 7.2%
Health Care Equipment & Supplies - 3.8%
Fresenius Medical Care Capital Trust IV, 7.875%, 6/15/2011	Ba3		965,000	999,981
Inverness Medical Innovations, Inc., 7.875%, 2/1/2016	B2		1,725,000	1,690,500
Inverness Medical Innovations, Inc., 9.00%, 5/15/2016	B3		2,138,000	2,191,450

				4,881,931

Health Care Providers & Services - 3.4%
HCA, Inc.[3], 7.875%, 2/15/2020	Ba3		2,450,000	2,551,062
Health Management Associates, Inc., 6.125%, 4/15/2016	BB	[2]	1,935,000	1,814,063

				4,365,125

Total Health Care				9,247,056

Industrials - 11.9%
Aerospace & Defense - 0.8%
GeoEye, Inc.[3], 9.625%, 10/1/2015	B1		945,000	972,169

Airlines - 2.9%
AirTran Airways, Inc.[5,6], 10.41%, 4/1/2017	B1		1,396,741	1,239,608
Delta Air Lines, Inc.[3], 9.50%, 9/15/2014	Ba2		2,420,000	2,513,775

				3,753,383

Building Products - 2.1%
Owens Corning, 9.00%, 6/15/2019	Ba1		940,000	1,048,268
USG Corp.[3], 9.75%, 8/1/2014	B1		1,525,000	1,627,938

				2,676,206

Commercial Services & Supplies - 2.5%
ACCO Brands Corp.[3], 10.625%, 3/15/2015	B2		910,000	1,001,000
Clean Harbors, Inc., 7.625%, 8/15/2016	Ba2		1,190,000	1,206,362
Corrections Corp. of America, 6.25%, 3/15/2013	Ba2		965,000	969,825

				3,177,187

The accompanying notes are an integral part of the financial statements.	8

Investment Portfolio - December 31, 2009

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Industrial Conglomerates - 1.5%
General Electric Capital Corp.[4], 6.375%, 11/15/2067	Aa3	$2,250,000	$1,951,875

Marine - 1.4%
Navios Maritime Holdings, Inc. - Navios
Maritime Finance (US), Inc. (Marshall Island)[3], 8.875%, 11/1/2017	Ba3	530,000	550,538
United Maritime Group LLC - United Maritime Group Finance Corp.[3], 11.75%, 6/15/2015	B3	1,185,000	1,187,962

			1,738,500

Road & Rail - 0.7%
RailAmerica, Inc., 9.25%, 7/1/2017	B1	869,000	924,399

Total Industrials			15,193,719

Information Technology - 3.0%
Communications Equipment - 2.1%
Alcatel-Lucent (USA), Inc., 6.45%, 3/15/2029	B1	1,580,000	1,131,675
Hughes Network Systems LLC - HNS Finance Corp., 9.50%, 4/15/2014	B1	1,450,000	1,497,125

			2,628,800

Software - 0.9%
JDA Software Group, Inc.[3], 8.00%, 12/15/2014	B1	1,195,000	1,218,900

Total Information Technology			3,847,700

Materials - 7.6%
Containers & Packaging - 1.7%
Ball Corp., 6.625%, 3/15/2018	Ba1	965,000	955,350
BWAY Corp.[3], 10.00%, 4/15/2014	B3	770,000	814,275
Reynolds Group Issuer, Inc. - Reynolds Group Issuer LLC - Reynolds Group Issuer Lu3, 7.75%, 10/15/2016	B1	450,000	460,125

			2,229,750

Metals & Mining - 4.3%
Essar Steel Algoma, Inc. (Canada)[3], 9.375%, 3/15/2015	B3	1,585,000	1,563,206
Steel Dynamics, Inc.[3], 7.75%, 4/15/2016	Ba2	1,000,000	1,041,250

9	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2009

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Metals & Mining (continued)
Teck Resources Ltd. (Canada), 10.25%, 5/15/2016	Ba2	$2,450,000	$2,854,250

			5,458,706

Paper & Forest Products - 1.6%
Georgia-Pacific LLC[3], 8.25%, 5/1/2016	Ba3	1,000,000	1,060,000
Georgia-Pacific LLC[3], 7.125%, 1/15/2017	Ba3	950,000	961,875

			2,021,875

Total Materials			9,710,331

Telecommunication Services - 8.6%
Diversified Telecommunication Services - 4.8%
Clearwire Communications LLC - Clearwire Finance, Inc.[3], 12.00%, 12/1/2015	Caa1	1,000,000	1,015,000
Clearwire Communications LLC - Clearwire Finance, Inc.[3], 12.00%, 12/1/2015	Caa1	655,000	664,825
Intelsat Subsidiary Holding Co. Ltd. (Bermuda)[3], 8.875%, 1/15/2015	B3	725,000	746,750
Telesat - Telesat LLC (Canada), 11.00%, 11/1/2015	Caa1	2,380,000	2,582,300
Wind Acquisition Finance S.A. (Luxembourg)[3], 11.75%, 7/15/2017	B2	965,000	1,054,262

			6,063,137

Wireless Telecommunication Services - 3.8%
CC Holdings GS V LLC - Crown Castle GS III Corp.[3], 7.75%, 5/1/2017	Baa3	470,000	500,550
NII Capital Corp.[3], 8.875%, 12/15/2019	B1	1,845,000	1,796,569
SBA Telecommunications, Inc.[3], 8.00%, 8/15/2016	Ba2	2,450,000	2,560,250

			4,857,369

Total Telecommunication Services			10,920,506

Utilities - 2.6%
Gas Utilities - 0.8%
Ferrellgas Partners LP3, 9.125%, 10/1/2017	Ba3	965,000	1,020,488

The accompanying notes are an integral part of the financial statements.	10

Investment Portfolio - December 31, 2009

	Credit Rating[1] (unaudited)	Principal Amount/ Shares	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Utilities (continued)
Independent Power Producers & Energy Traders - 1.8%
Mirant Americas Generation LLC, 9.125%, 5/1/2031	B3	$1,450,000	$1,305,000
North American Energy Alliance LLC - North American Energy Alliance Finance Corp.[3], 10.875%, 6/1/2016	Ba3	945,000	1,004,062

			2,309,062

Total Utilities			3,329,550

Total Non-Convertible Corporate Bonds
(Identified Cost $106,044,906)			107,942,449

TOTAL CORPORATE BONDS
(Identified Cost $107,122,004)			109,072,686

PREFERRED STOCKS - 3.2%

Financials - 3.2%
Commercial Banks - 1.1%
Wells Fargo & Co., Series K	Ba1	1,335,000	1,338,338

Diversified Financial Services - 2.1%
Bank of America Corp., Series K	Ba3	1,410,000	1,357,463
JPMorgan Chase & Co., Series 1	Baa1	1,275,000	1,315,112

			2,672,575

TOTAL PREFERRED STOCKS
(Identified Cost $3,816,702)			4,010,913

MUTUAL FUNDS - 8.0%
iShares iBoxx High Yield Corporate Bond Fund		58,390	5,128,978
SPDR Barclays Capital High Yield Bond ETF		131,620	5,118,702

TOTAL MUTUAL FUNDS
(Identified Cost $10,058,036)			10,247,680

11	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2009

	Shares	Value (Note 2)

SHORT-TERM INVESTMENTS - 1.8%
Dreyfus Cash Management, Inc. - Institutional Shares[7], 0.07%, (Identified Cost $2,273,717)	2,273,717	$2,273,717

TOTAL INVESTMENTS - 98.4% (Identified Cost $123,270,459)		125,604,996

OTHER ASSETS, LESS LIABILITIES - 1.6%		2,073,227

NET ASSETS - 100%		$127,678,223

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $58,196,203, or 45.6%, of the Series’ net assets as of December 31, 2009 (see Note 2 to the financial statements).

4The coupon rate is floating and is the stated rate as of December 31, 2009.

5Security has been valued at fair value (see Note 2 to the financial statements).

6Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. This security was acquired on October 13, 2009 at a cost of $536,961 ($87.00 per share) and on December 2, 2009 at a cost of $686,000 ($88.00 per share). This security has been sold under rule 144A and has been determined to be illiquid under guidelines established by the Board of Directors. This security amounts to $1,239,608, or 1.0%, of the Series’ net assets as of December 31, 2009 (see Note 2 to the financial statements).

7Rate shown is the current yield as of December 31, 2009.

The accompanying notes are an integral part of the financial statements.	12

Statement of Assets and Liabilities

December 31, 2009

ASSETS:

Investments, at value (identified cost $123,270,459) (Note 2)	$125,604,996
Interest receivable	2,124,724
Receivable for fund shares sold	82,908
Dividends receivable	82,218

TOTAL ASSETS	127,894,846

LIABILITIES:

Accrued management fees (Note 3)	104,662
Accrued fund accounting and transfer agent fees (Note 3)	8,217
Accrued directors’ fees (Note 3)	2,990
Accrued Chief Compliance Officer service fees (Note 3)	429
Payable for fund shares repurchased	65,304
Audit fees payable	27,300
Other payables and accrued expenses	7,721

TOTAL LIABILITIES	216,623

TOTAL NET ASSETS	$127,678,223

NET ASSETS CONSIST OF:

Capital stock	$123,167
Additional paid-in-capital	124,528,504
Undistributed net investment income	325,982
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	366,374
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	2,334,196

TOTAL NET ASSETS	$127,678,223

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($127,678,223/12,316,685 shares)	$10.37

13	The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Period September 14, 20091 to December 31, 2009

INVESTMENT INCOME:

Interest	$1,663,835
Dividends	220,074

Total Investment Income	1,883,909

EXPENSES:

Management fees (Note 3)	242,506
Fund accounting and transfer agent fees (Note 3)	14,505
Directors’ fees (Note 3)	3,000
Chief Compliance Officer service fees (Note 3)	1,236
Audit fees	27,300
Custodian fees	1,900
Miscellaneous	6,910

Total Expenses	297,357
Less reduction of expenses (Note 3)	(4,184)

Net Expenses	293,173

NET INVESTMENT INCOME	1,590,736

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on -
Investments	455,299
Foreign currency and translation of other assets and liabilities	(5,189)

450,110

Net change in unrealized appreciation (depreciation) on -
Investments	2,334,537
Foreign currency and translation of other assets and liabilities	(341)

2,334,196

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	2,784,306

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,375,042

1Commencement of operations.

The accompanying notes are an integral part of the financial statements.	14

Statements of Changes in Net Assets

For the Period September 14, 20091 to December 31, 2009

INCREASE IN NET ASSETS:

OPERATIONS:

Net investment income	$1,590,736
Net realized gain on investments and foreign currency	450,110
Net change in unrealized appreciation on investments and foreign currency	2,334,196

Net increase from operations	4,375,042

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(1,259,565)
From net realized gain on investments	(88,925)

Total distributions to shareholders	(1,348,490)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	124,651,671

Net increase in net assets	127,678,223
NET ASSETS:

Beginning of period	—

End of period (including undistributed net investment income of $325,982)	$127,678,223

1Commencement of operations.

15	The accompanying notes are an integral part of the financial statements.

Financial Highlights

For the Period September 14, 20091 to December 31, 2009

Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00

Income from investment operations:
Net investment income	0.20[2]
Net realized and unrealized gain on investments	0.28

Total from investment operations	0.48

Less distributions to shareholders:
From net investment income	(0.10)
From net realized gain on investments	(0.01)

Total distributions to shareholders	(0.11)

Net asset value - End of period	$10.37

Net assets - End of period (000’s omitted)	$127,678

Total return[3]	4.82%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.20%[4]
Net investment income	6.51%[4]
Portfolio turnover	22%

*The investment advisor did not impose all or a portion of its management fees during the period. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amount:

0.02%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the period. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.	16

Notes to Financial Statements

1.	ORGANIZATION

High Yield Bond Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide a high level of long-term total return by investing principally in non-investment grade fixed income securities that are issued by government and corporate entities.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). On September 14, 2009 the Series resumed sales of shares to advisory clients and employees of the Advisor and its affiliates and directly to investors. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2009, 4.6 billion shares have been designated in total among 29 series, of which 20 million have been designated as High Yield Bond Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided by an independent pricing service. Certain investments in securities held by the Series may be valued on a basis of a price provided by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal

17

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2009 in valuing the Series’ assets or liabilities carried at market value:

Description	12/31/09	Level 1	Level 2	Level 3

Equity securities*	$—	$—	$—	$—
Preferred securities	4,010,913	—	4,010,913	—
Debt securities:
Corporate debt	107,942,449	—	106,702,841	1,239,608
Convertible corporate debt	1,130,237	—	1,130,237	—
Mutual funds	12,521,397	12,521,397	—	—
Other financial instruments**	—	—	—	—

Total	$125,604,996	$12,521,397	$111,843,991	$1,239,608

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Level 3 Reconciliation	Corporate Debt

Balance as of September 14, 2009 (market value)	$—
Accrued discounts/premiums	2,044
Change in unrealized appreciation/depreciation ***	14,604
Net purchases/sales	1,222,960

Balance as of December 31, 2009 (market value)	$1,239,608

*Includes common stock, warrants and rights. Please see the Investment Portfolio for industry classification.

18

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

**Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/ depreciation on the instrument. As of December 31, 2009, the Series did not hold any derivative instruments.

***The change in unrealized appreciation (depreciation) on securities still held at December 31, 2009 was $14,604, which is included in the related net change in unrealized appreciation/ depreciation on the Statement of Operations.

Interim and annual reporting periods beginning after December 15, 2009 will require additional disclosure regarding transfers in and/or out of Level 1 and 2. Additional disclosure surrounding the activity in Level 3 fair value measurement will also be effective for fiscal years beginning after December 15, 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

19

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. As of December 31, 2009, the aggregate value of securities deemed illiquid was $1,239,608, representing 1.0% of the Series’ net assets.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2009, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation, as this is the inception year for the Series and it has not yet filed any tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that

20

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Other (continued)

affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2011, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.20% of average daily net assets each year. Accordingly, the Advisor waived fees of $4,184 for the period ended December 31, 2009, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup this amount.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services through November 7, 2009, the Fund paid the Advisor an annual fee of 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense. Prior to October 12, 2009 (for sub-accountant) and November 9, 2009 (for sub-transfer agent) the Advisor had an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi served as sub-accountant and sub-transfer agent.

The Advisor has entered into agreements dated October 12, 2009 and November 9, 2009 with PNC Global Investment Servicing (“PNCGIS”) under which PNCGIS serves as sub-accountant services agent and sub-transfer agent, respectively. Effective November 7, 2009 under the amended master services agreement, the Fund pays the Advisor an annual fee of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in

21

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Additionally, certain transaction-, account-, and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

4.	PURCHASES AND SALES OF SECURITIES

For the period September 14, 2009 (commencement of operations) to December 31, 2009, purchases and sales of securities, other than United States Government securities and short-term securities, were $138,122,674 and $17,566,667, respectively. There were no purchases or sales of United States Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of High Yield Bond Series were:

	For the period 9/14/09 (commencement of operations) to 12/31/09
	Shares	Amount

Sold	12,442,729	$125,933,491
Reinvested	126,129	1,296,610
Repurchased	(252,173)	(2,578,430)

Total	12,316,685	$124,651,671

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes; the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series during the period ended December 31, 2009.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

22

Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including Post-October losses and investments in hybrid securities. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid for the period September 14, 2009 (commencement of operations) to December 31, 2009 were as follows:

Ordinary income	$1,348,490

For the period ended December 31, 2009, the Series elected to defer $5,189 of currency losses attributable to Post-October losses.

At December 31, 2009, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$123,346,970
Unrealized appreciation	$2,532,773
Unrealized depreciation	(274,747)

Net unrealized appreciation	$2,258,026
Undistributed ordinary income	677,443

9.	SUBSEQUENT EVENTS

On February 2, 2010, The PNC Financial Services Group, Inc. (“PNC”), which serves as the Series’ sub-accountant services agent and sub-transfer agent, entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with The Bank of New York Mellon Corporation (“BNY Mellon”), the Series’ custodian. Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC will sell to BNY Mellon (the “Stock Sale”) 100% of the issued and outstanding shares of PNC Global Investment Servicing Inc., an indirect, wholly-owned subsidiary of PNC. The Stock Sale is expected to close in the third quarter of 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through February 23, 2010, the date the financial statements were issued.

23

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of High Yield Bond Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for credit ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the High Yield Bond Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the period September 14, 2009 (commencement of operations) through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provides a reasonable basis for our opinion.

Columbus, Ohio

February 23, 2010

24

Supplemental Tax Information (unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series designates for the current fiscal period $18,404 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal period is 1.36%, or if different, the maximum allowable under tax law.

25

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on December 7, 2009, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2009 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 23 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle periods relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 13 of the 26 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

26

Renewal of Investment Advisory Agreement (unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Global Fixed Income Series and the Target Series Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

27

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004 - 2008; Director 1995 - 2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995-2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:

Partnership for New York City, Inc. (non-profit)

New York Collegium (non-profit)

Boston Early Music Festival (non-profit)

Amherst Early Music, Inc. (non-profit)

Gotham Early Music Scene, Inc. (non-profit)

28

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Incyte Corp. ViroPharma, Inc. WebMD Cheyne Capital International MPM Bio-equities GMP Companies HoustonPharma
Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Managing Partner, Aegis Investment Partners, LLC (investments) since 2006; Founder and Managing Partner (2004-2005) - Village Markets, LLC (groceries)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Pictometry International Corp.

29

Directors’ and Officers’ Information (unaudited)

OFFICERS
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member** since 2003, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since 1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

30

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

ITEM 2:	CODE OF ETHICS

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2 (a) above were granted.

(d) Not applicable to the registrant due to the response given in 2 (c) above.

ITEM 3:	AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant’s Board of Directors to be Audit Committee Financial Experts as defined in this item. The members of the Audit Committee are: Harris H. Rusitzky, Stephen B. Ashley, Paul A. Brooke and Richard M. Hurwitz. All Audit Committee members are independent under applicable rules. This designation will not increase the designee’s duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

ITEM 4:	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. (Life Sciences Series, Small Cap Series, Technology Series, Financial Services Series, Real Estate Series, International Series, World Opportunities Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series, New York Tax Exempt Series, Core Bond Series, Core Plus Bond Series, and High Yield Bond Series, collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended December 31, 2009 and 2008 were:

	2009	2008
Audit Fees (a)	$326,451	$286,101
Audit Related Fees (b)	13,392	—
Tax Fees (c)	87,780	71,830
All Other Fees (d)	—	—

	$427,623	$357,931

(a) Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b) Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above. These fees relate to professional services provided by PwC in connection with service provider conversion.

(c) Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the preparation of the Fund’s federal and state income tax returns, excise tax calculations and returns, a review of the Fund’s calculations of capital gain and income distributions, and additional tax research for compliance purposes.

(d) All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2009 and 2008.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and

ii)

Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, Inc., and entities in a control relationship with the advisor (“service affiliate”) that provide ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2009	2008
Audit Related Fees	$8,420	$9,392
Tax Fees	1,950	5,000

	$10,370	$14,392

The Audit Related fees for the years ended December 31, 2009 and 2008 were for 17Ad-13 internal control examinations, a license for proprietary automated financial statement disclosure software (2008 only) and a license for proprietary authoritative financial reporting and assurance literature library software.

The Tax fees for the years ended December 31, 2009 and 2008 relate to research on the tax implications for various funds holding certain investment types.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2009 and 2008.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2009 and 2008 were $87,780 and $71,830, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $10,370 and $14,392, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, which did not require pre-approval, are compatible with maintaining PwC’s independence.

ITEM 5:	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6:	INVESTMENTS.

(a)	See Investment Portfolios under Item 1 on this Form N-CSR.

(b)	Not applicable.

ITEM 7:	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8:	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9:	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10:	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

ITEM 11:	CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

ITEM 12:	EXHIBITS.

(a)(1)	Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2)	Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

(a)(3)	Not applicable.

(b)

A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX- 99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/ B. Reuben Auspitz
B. Reuben Auspitz
President & Principal Executive Officer of Manning & Napier Fund, Inc.

March 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ B. Reuben Auspitz
B. Reuben Auspitz
President & Principal Executive Officer of Manning & Napier Fund, Inc.

March 1, 2010

/s/ Christine Glavin
Christine Glavin
Chief Financial Officer & Principal Financial Officer of Manning & Napier Fund, Inc.

March 1, 2010